==============================================================================



                             DEPOSIT TRUST AGREEMENT

                          dated as of February 1, 1999


                                     between

                           IMPERIAL CREDIT COMMERCIAL
                            MORTGAGE ACCEPTANCE CORP.
                                  as Depositor


                                       and


                            WILMINGTON TRUST COMPANY
                                as Owner Trustee





                ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1





==============================================================================

                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1    Defined Terms.................................................1


                                   ARTICLE II

             AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                          DECLARATION OF BUSINESS TRUST

SECTION 2.1    Declaration of Business Trust.................................1
SECTION 2.2    Transfer of Trust Estate to the Trust.........................2
SECTION 2.3    Purpose of the Trust and Authority to Execute and
               Perform Various Documents.....................................3
SECTION 2.4    Execution and Delivery of the Ownership Certificate...........4
SECTION 2.5    Activities of the Trust.......................................5


                                   ARTICLE III

                                   [RESERVED]



                                   ARTICLE IV

               RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                              FROM THE TRUST ESTATE

SECTION 4.1    Distribution of Payments......................................8
SECTION 4.2    Payments......................................................8
SECTION 4.3    Access to Certain Documentation and Information...............8
SECTION 4.4    Compliance with Withholding Requirements......................9


                                    ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

SECTION 5.1    Notice of Certain Events; Action by the Owner Trustee.........9
SECTION 5.2    Distribution of Reports......................................10
SECTION 5.3    Action Required Only if Owner Trustee is Indemnified.........10
SECTION 5.4    No Duties Except as Specified in Deposit Trust Agreement
               or Instructions..............................................10


                                   ARTICLE VI

                                THE OWNER TRUSTEE

SECTION 6.1    Acceptance of Trust and Duties...............................11
SECTION 6.2    Limited Representations or Warranties of the Owner
               Trustee......................................................11
SECTION 6.3    Trust Accounts...............................................12
SECTION 6.4    Reliance; Advice of Counsel..................................12
SECTION 6.5    Not Acting in Individual Capacity............................13
SECTION 6.6    Books and Records; Tax Returns...............................13


                                   ARTICLE VII

               COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
                              OF THE OWNER TRUSTEE

SECTION 7.1    Compensation of the Owner Trustee............................13
SECTION 7.2    Reimbursement and Indemnification of the Owner Trustee.......14
SECTION 7.3    [Reserved]...................................................14


                                  ARTICLE VIII

                     TERMINATION OF DEPOSIT TRUST AGREEMENT

SECTION 8.1    Termination..................................................15
SECTION 8.2    Further Assurances by the Owner Trustee upon Termination.....15
SECTION 8.3    Insolvency of the Ownership Certificateholder................15
SECTION 8.4    Limitations on Insolvency....................................15
SECTION 8.5    Cancellation of Certificate of Trust.........................16
SECTION 8.6    Surrender of Ownership Certificate...........................16


                                   ARTICLE IX

                 SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

SECTION 9.1    Resignation of the Owner Trustee; Appointment of
               Successor....................................................17
SECTION 9.2    Co-Trustees and Separate Trustees............................18
SECTION 9.3    Notice.......................................................18


                                    ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS

SECTION 10.1   Supplements and Amendments...................................18
SECTION 10.2   Limitation on Amendments.....................................19
SECTION 10.3   Additional Amendment Provisions..............................19


                                   ARTICLE XI

                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                                OF THE DEPOSITOR

SECTION 11.1   Representations and Warranties of the Depositor..............20
SECTION 11.2   Accrued Interest, Etc........................................21
SECTION 11.3   Additional Covenants of the Depositor........................21


                                   ARTICLE XII

                        TRANSFER OF OWNERSHIP CERTIFICATE

SECTION 12.1   Registration of Transfer and Exchange of Ownership
               Certificate..................................................22
SECTION 12.2   Mutilated, Destroyed, Lost or Stolen Ownership
               Certificate..................................................24
SECTION 12.3   Persons Deemed Owners........................................25
SECTION 12.4   [Reserved.]..................................................25
SECTION 12.5   Actions of the Ownership Certificateholder...................25
SECTION 12.6   Transferee's Agreement.......................................25


                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.1   No Legal Title to Trust Estate in the Ownership
               Certificateholder............................................26
SECTION 13.2   Action by the Owner Trustee is Binding.......................26
SECTION 13.3   Limitation on Rights of Others...............................26
SECTION 13.4   Notices......................................................26
SECTION 13.5   Severability.................................................27
SECTION 13.6   Limitation on the Depositor's and the Ownership
               Certificateholder's Respective Liability.....................27
SECTION 13.7   Separate Counterparts........................................27
SECTION 13.8   Successors and Assigns.......................................27
SECTION 13.9   Headings.....................................................27
SECTION 13.10  Governing Law................................................28
SECTION 13.11  Administration of Trust......................................28
SECTION 13.12  Performance by the Administrator.............................28
SECTION 13.13  Conflict with Indenture and Servicing Agreement..............28
SECTION 13.14  No Implied Waiver............................................28
SECTION 13.15  Third Party Beneficiary......................................28
SECTION 13.16  References...................................................28
SECTION 13.17  No Duty to Monitor...........................................29
SECTION 13.18  No Petition..................................................29

Annex 1     -     Defined Terms

Schedule I  -     Mortgage Loan Schedule

Exhibit A   -     Form of Ownership Certificate

                             DEPOSIT TRUST AGREEMENT

            DEPOSIT TRUST AGREEMENT, dated as of February 1, 1999 ("Deposit Trust Agreement"), between IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORP., a California corporation, as depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (in its capacity as owner trustee, the "Owner Trustee" and in its individual capacity, the "Bank").

                              PRELIMINARY STATEMENT

            The Depositor desires to form the trust to be created hereby (the "Trust") for the limited purposes set forth in Section 2.3(a).

            The Bank is willing to act as trustee hereunder and to accept the trust created hereby.

            In consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I


                                   DEFINITIONS

            SECTION 1.1 Defined Terms. Whenever used in this Deposit Trust Agreement, including the first paragraph and the Preliminary Statement, all capitalized terms not defined herein shall have the meanings specified in Annex 1 hereto unless the context requires otherwise.


                                   ARTICLE II



             AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                          DECLARATION OF BUSINESS TRUST

            SECTION 2.1 Declaration of Business Trust. The Trust will be known as "ICCMAC Multifamily and Commercial Trust 1999-1," in which name the Owner Trustee may conduct the affairs of the Trust. The Bank is hereby appointed to hold and agrees to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Bondholders as set forth in the Indenture and the Ownership Certificateholder as herein set forth.

            It is the intention of the parties hereto that the trust created by this Deposit Trust Agreement constitute a business trust under the Business Trust Statute and that this Deposit Trust Agreement constitute the governing instrument of such business trust. This Deposit Trust Agreement is not intended to create a partnership or a joint-stock association. No later than the Closing Date, the Owner Trustee shall have filed for the Trust the Certificate of Trust required by the Business Trust Statute, in the office of the Secretary of State of the State of Delaware. Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

            SECTION 2.2 Transfer of Trust Estate to the Trust.

            (a) Effective as of the date hereof, the Depositor does hereby contribute, sell, grant, assign, transfer, set-over and otherwise convey to, and deposit with the Trust, until this Deposit Trust Agreement terminates pursuant to Section 8.1, the entire Trust Estate, such conveyance to be made in exchange for the Bonds and the Ownership Certificate. The Depositor and the Owner Trustee, upon the written directions of the Depositor, and at the expense of the Depositor, if any expenses are incurred, shall take in a timely manner all necessary steps under all applicable laws to convey and perfect conveyance of the title of the Mortgage Loans, and any interest in the Mortgage Loans superior to that of creditors of the Depositor, to the Trust or its designee.

            In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Trust (or, at the direction of the Owner Trustee on behalf of the Trust, to and with the Indenture Trustee on behalf of the Trust pursuant to the Indenture) each of the following documents or instruments relating to each Mortgage Loan:

            (i)  the Mortgage Loan Documents; and

            (ii) all other  items  relating  to the  foregoing  as may be reasonably requested by or on behalf of the Trust or the Indenture Trustee.

            (b) The conveyance of the Mortgage Loans, the related rights and property and all other assets constituting the Trust Estate by the Depositor as contemplated hereby is absolute and is intended by the parties to constitute an absolute contribution and transfer of the Mortgage Loans (excluding the right to receive Prepayment Premiums on such Mortgage Loans), such other related rights and all other assets constituting the Trust Estate by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed to constitute a pledge of security for a loan. If, however, such conveyance is deemed to constitute a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to, and be governed by, the terms of this Deposit Trust Agreement. The Depositor also intends and agrees that, in such event, (i) this Deposit Trust Agreement shall constitute a security agreement under applicable Law, (ii) the Depositor shall be deemed to have granted to the Trust a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Estate, (iii) the possession by the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) of the Mortgage Notes with respect to the Mortgage Loans and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or Person designated by such secured party for the purpose of perfecting such security interest under applicable Law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable Law. The Depositor shall, to the extent consistent with this Deposit Trust Agreement, take or cause to be taken such reasonable actions, including the filing, as a precautionary filing, UCC Financing Statements on Form UCC-1 in all appropriate locations in the State of California promptly following the issuance of the Bonds, such that, if this Deposit Trust Agreement were deemed to create a security interest in the Mortgage Loans and the other assets of the Trust Estate, such security interest would be a perfected security interest of first priority under applicable Law and will be maintained by the Depositor as such throughout the term of this Deposit Trust Agreement.

            (c) The Owner Trustee, by its execution and delivery of this Deposit Trust Agreement, acknowledges the receipt by the Trust of all assets delivered to the Trust and included in the Trust Estate, and declares that it holds and will hold such assets, and all other assets hereafter delivered to the Trust that constitute portions of the Trust Estate, in trust for the exclusive use and benefit of all present and future Bondholders and the Ownership Certificateholder.

            (d) Except as expressly provided in Section 8.1, neither the Depositor nor the Ownership Certificateholder shall have any right to revoke or otherwise terminate the Trust established hereunder. Except as contemplated by the Indenture and as provided in Sections 4.2 and 8.1 hereof, the Trust shall not assign, sell, dispose of or transfer any interest in (or permit or cause the assignment, sale, disposition or transfer of any interest in), nor may the Depositor or the Ownership Certificateholder withdraw from the Trust, any Mortgage Loan or other asset constituting the Trust Estate. Except as contemplated by the Indenture and this Deposit Trust Agreement, the Trust shall not permit the Mortgage Loans or any other asset constituting the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Owner Trustee or any Person claiming by, through or under the Owner Trustee.

            (e) If the Mortgage Loan Seller purchases any Mortgage Loan in accordance with the terms of Section 2.04 of the Servicing Agreement, the Depositor shall assign to the Mortgage Loan Seller all of the Depositor's rights under the Warranty Agreement, solely with respect to such purchased Mortgage Loan.

            SECTION 2.3 Purpose of the Trust and Authority to Execute and Perform Various Documents.

            (a) The Depositor desires to form the trust to be created hereby for the limited purposes of: (i) accepting from the Depositor, and holding for the exclusive use and benefit of all present and future Ownership Certificateholders, the Trust Estate, (ii) issuing pursuant to the Indenture nonrecourse Collateralized Mortgage Bonds, Series 1999-1, in twelve classes, designated as the "Class A-1 Bonds," "Class A-2 Bonds," "Class S Bonds," "Class A-3 Bonds," "Class B Bonds," "Class C Bonds," "Class D Bonds," "Class E Bonds," "Class F Bonds," "Class G Bonds," "Class H Bonds," and "Class X Bonds," respectively, and secured by, among other things, a lien on the Trust Estate, and distributing such Bonds or the proceeds from the sale thereof to the
Depositor, (iii) issuing the Ownership Certificate evidencing the entire beneficial ownership interest in the Trust, (iv) consummating certain transactions contemplated by, and performing its obligations under, the Operative Agreements, and (v) engaging in certain activities incidental to the foregoing.

            (b) The Depositor hereby authorizes and directs the Owner Trustee or (in the case of tax administration matters, its agent) (i) to execute and deliver, as trustee for and on behalf of the Trust, the Operative Agreements to which the Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Trust pursuant to the Operative Agreements and, pursuant to the terms of the Indenture, to execute, issue and deliver the Bonds to the Indenture Trustee; (ii) to execute and deliver the Ownership Certificate to the Depositor; (iii) as and to the extent provided in the Indenture, to pledge the Trust Estate as security for repayment of the Bonds and, in connection therewith, to deliver (or cause to be delivered) to the Indenture Trustee each of the documents and instruments contemplated by the Granting Clause of the Indenture; (iv) to take whatever action shall be required to be taken by the Trust by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through (iii) above as set forth in such documents, agreements, instruments and certificates; and (v) subject to the terms of this Deposit Trust Agreement, to take such other action in connection with the foregoing as the Ownership Certificateholder may from time to time direct in writing as provided in Section 5.1(b) hereof.

            SECTION 2.4 Execution and Delivery of the Ownership Certificate.

            (a) The Owner Trustee shall, on the date hereof, execute and cause to be authenticated and delivered to and upon the order of the Depositor, the Ownership Certificate evidencing a 100% Certificate Percentage Interest and the entire beneficial ownership of the Trust. The Ownership Certificate will be designated as such. The rights of the Ownership Certificateholder to receive distributions from the proceeds of the Trust in respect of its Ownership
Certificate  are set  forth  in this  Deposit  Trust  Agreement.  The  Ownership
Certificate will be transferable only in accordance with Section 12.1 of this Deposit Trust Agreement.

            (b) The Ownership Certificate will be substantially in the form attached hereto as Exhibit A; provided that the Ownership Certificate may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Deposit Trust Agreement, as may be required to comply with any Law or to conform to general usage. The Ownership Certificate will be issuable in registered form only.

            (c) The Owner Trustee, on behalf of the Trust, shall cause to be kept a register (the "Ownership Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee, on behalf of the Trust, shall provide for the registration of the Ownership Certificate and of transfers and exchanges of the Ownership Certificate as herein provided. The Owner Trustee shall serve as "Ownership Certificate Registrar" for the purpose of registering the Ownership Certificate and transfers and exchanges of the Ownership Certificate as herein provided. Upon any resignation or removal of the Owner Trustee as provided herein, the successor owner trustee shall immediately succeed to its predecessor's duties as Ownership Certificate Registrar.

            The Ownership Certificate may be printed or in typewritten or similar form, and the Ownership Certificate shall, upon original issue, be executed by the Owner Trustee and authenticated by the Ownership Certificate Registrar and delivered to or upon the order of the Depositor. The Ownership Certificate shall be executed by manual or facsimile signature on behalf of the Trust by an Authorized Officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. An Ownership Certificate bearing the signatures of individuals who were at the time of signing Authorized Officers of the Owner Trustee shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Ownership Certificate or did not hold such offices at the date of such Ownership Certificate. No Ownership Certificate shall be entitled to any benefit under this Deposit Trust Agreement, or be valid for any purpose, unless there appears on such Ownership Certificate a certificate of authentication in the form set forth on the signature page of the form of Ownership Certificate attached hereto as Exhibit A, executed by the Ownership Certificate Registrar by manual signature, and such certificate of authentication upon the Ownership Certificate shall be conclusive evidence, and the only evidence, that the Ownership Certificate has been duly authenticated and delivered hereunder. The Ownership Certificate shall be dated the date of its authentication.

            SECTION 2.5 Activities of the Trust. It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section 2.3(a). The operations of the Trust will be conducted in accordance with the following standards (and the Owner Trustee, the Depositor and the Ownership Certificateholder (by its acceptance of the Ownership Certificate) hereby agree to use their best reasonable efforts to cause the operations of the Trust to be conducted in accordance herewith):

        (i) The Trust will observe all procedures required by this Deposit Trust Agreement.

        (ii) Subject to Sections 5.1 and 5.4, the business and affairs of the Trust will be managed by or under the direction of the Owner Trustee. Except as otherwise expressly provided in this Deposit Trust Agreement, neither the Depositor nor Ownership Certificateholder will have any authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

        (iii) TheTrust will act solely in its name and through its or the Owner Trustee's duly authorized officers or agents in the conduct of its business. The Trust will: (A) other than for federal income tax purposes, hold itself out as a separate entity, (B) correct any known misunderstandings regarding its status as a separate entity, (C) other than for federal income tax purposes, not identify itself as a division of any other Person or entity, (D) not operate or purport to operate as an integrated, single economic unit with respect to the Depositor or the Ownership Certificateholder or any other entity; (E) not seek or obtain credit or incur any obligation to any third party based upon the assets of the Depositor, the Ownership Certificateholder or any other Affiliate; or (F) not induce any such third party to reasonably rely on the creditworthiness of the Depositor, the Ownership Certificateholder, or any other Affiliated or unaffiliated entity.

        (iv) The Depositor shall not finance the Trust's operations and the Trust does not finance the operations of the Depositor. Each of the Depositor and the Trust will provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of the Trust will not be charged or otherwise allocated to the Depositor or the Ownership Certificateholder (except indirectly, as the owner of the Ownership Certificate) and such expenses of the Depositor and the Ownership Certificateholder will not be charged or otherwise allocated to the Trust.

        (v) The Trust shall not hold its assets and credit out and shall not allow its assets and credit to be held out by another entity as being available to satisfy the obligations of the Depositor, the Ownership Certificateholders or any other entity, except to the extent its credit is available to satisfy the obligations in connection with the issuance of the Bonds. The Trust shall not hold out the assets and credit of the Depositor and shall not allow the Depositor to hold out the Depositor's assets and credit as being available to satisfy the obligations of the Trust.

        (vi) There will be no guarantees made by the Trust with respect to obligations of the Depositor, the Ownership Certificateholder, or any of their Affiliates and the Trust shall not allow the Depositor to guarantee the obligations of the Trust. There will not be any indebtedness relating to borrowings or loans between the Trust and the Depositor, the Ownership Certificateholder, or any of their Affiliates.

        (vii) The Trust shall maintain adequate capital in light of its business operations.

        (viii) The Trust will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of its trustees, separate from those of the Depositor, the Ownership Certificateholder or any subsidiary or Affiliate and will keep separate funds and accounts from the Depositor, the Ownership Certificateholder and any other Person. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Trust.

        (ix) The Trust and the Depositor shall keep separate their respective funds, bank accounts and other assets and shall not commingle such funds, bank accounts and other assets with those of the Depositor, the Ownership Certificateholder, or any other Affiliates thereof.

        (x) If and to the extent applicable, the Trust shall cause the preparation of financial statements that are separate from those of the Depositor or the Ownership Certificateholder, and any other Affiliates, other than in connection with the federal income tax returns of the Depositor or the Ownership Certificateholder (although the Trust's financial statements may be presented as part of the consolidated financial statements of an Affiliate where required by generally accepted accounting principles; provided, however, that such consolidated statements shall bear a note stating that the Trust has separate assets and liabilities that are shown on the Trust's separate financial statement).

        (xi) The Trust will not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm's-length transaction with a non-Affiliate and any such transactions will be appropriately documented in the Trust's records.

        (xii) The Trust will conduct its business under names or trade names so as not to mislead others as to the separate identity of the Trust. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements and applications will be made solely in the name of the Trust if related to the Trust. The Trust will have separate stationery and other business forms.

        (xiii) The Trust will maintain its principal place of business in the State of Delaware.

        (xiv) The Trust will not incur indebtedness, except in connection with the issuance of the Bonds.

        (xv) The Trust shall not acquire the obligations or securities of the Depositor, the Ownership Certificateholder or any of their Affiliates.

        (xvi) The Trust shall not make loans to any other entity or hold evidence of indebtedness issued by another entity, except in connection with the issuance of the Bonds. (xvii) The Trust shall not pledge its assets to any entity, except in connection with the issuance of the Bonds.

        (xviii) The Trust shall observe all business formalities.

        (xix) All transactions between the Holding Trust (or any of its Affiliates), on the one hand, and the Trust, on the other, are, and will be, duly authorized and documented, and recorded accurately in the appropriate books and records of the Trust. All such transactions are and will be intrinsically fair to each party, commercially reasonable and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate, constitute exchanges for fair consideration and for reasonably equivalent value, and are made in good faith and without any intent to hinder, delay, or defraud creditors. The Trust will not take any action, and will not engage in transactions with the Holding Trust or any of its Affiliates unless the trustee(s) of the Holding Trust, if the Holding Trust is a party to such transaction, and the appropriate trustee(s) of the Trust, determine in a reasonable fashion that such actions or transactions are in their respective entities' best interests.


                                   ARTICLE III

                                   [RESERVED]

                                   ARTICLE IV

               RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME
                              FROM THE TRUST ESTATE

                        SECTION 4.1 Distribution of Payments.

            (a) In the event that, following the Cut-Off Date and prior to the lien on the Trust Estate under the Indenture having been discharged and released, any payments on account of the Mortgage Loans or other assets of the Trust Estate are received directly (rather than through the Indenture Trustee) by the Owner Trustee, the Trust, the Depositor or an Ownership Certificateholder, the Person so receiving such payment shall, promptly upon receipt, deliver such payment over to the Indenture Trustee without deduction, set-off or adjustment of any kind.

            (b) The parties hereto acknowledge that pursuant to the terms of the Indenture, after payment by the Indenture Trustee of any and all amounts payable under Section 3.10 of the Indenture and of all required payments on the Bonds on each Payment Date, the remaining Available Payment Amount in the Payment Account is required to be remitted by the Indenture Trustee to the Ownership Certificateholder. The Owner Trustee or the Ownership Certificateholder may direct the Indenture Trustee to distribute such remaining Available Payment Amount on any such Payment Date in a manner consistent with Section 4.2.

            SECTION 4.2 Payments.

            Subject  to  Section   4.4  hereof,   payments   to  the   Ownership
Certificateholder on each Payment Date will be made to the Ownership Certificateholder of record on the related Record Date. Payments to the Ownership Certificateholder shall be made by wire transfer of immediately available funds to the account of the Ownership Certificateholder at a bank or other entity having appropriate facilities therefor designated by the Ownership Certificateholder. Final payment on the Ownership Certificate will be made in like manner, but only upon presentment and surrender of the Ownership Certificate at the office of the Ownership Certificate Registrar or such other location specified in the notice to Ownership Certificateholder of such final payment.

            SECTION 4.3 Access to Certain Documentation and Information. The Owner Trustee shall provide, or cause to be provided, to the Ownership Certificateholder access to all reports, documents and records maintained by, or on behalf of, the Owner Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Owner Trustee.

            SECTION 4.4 Compliance with Withholding Requirements. In the event that the Owner Trustee is required (whether on liquidation of the Trust or otherwise) to make payments to the Depositor or the Ownership Certificateholder, notwithstanding any other provisions of this Deposit Trust Agreement, the Owner Trustee (or the Owner Trustee's Agent) shall comply with all federal withholding requirements with respect to payments to the Depositor or the Ownership Certificateholder that the Owner Trustee reasonably believes are applicable under the Code. The consent of the Depositor or the Ownership Certificateholder, as the case may be, shall not be required for any such withholding. The parties hereto understand and agree that the Owner Trustee shall not be required to increase the amount of any such payments to adjust or compensate for the amount of such withholding (or any other amounts).


                                   ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

            SECTION 5.1 Notice of Certain Events; Action by the Owner Trustee.

            (a) Whenever the Owner Trustee, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the Trust in such capacity, the Owner Trustee shall promptly notify the Ownership Certificateholder of such request or notice in such detail as is available to it.

            (b) Notwithstanding any provision contained herein to the contrary and subject to the Owner Trustee's rights in this Deposit Trust Agreement to be indemnified for its acts and omissions with respect to matters concerning this Deposit Trust Agreement, the Operative Agreements, the Trust Estate or the Mortgage Loans, the Owner Trustee shall take or refrain from taking such action as the Ownership Certificateholder shall so direct in writing, provided that such written directions do not contradict the directions contained in Sections 2.2(d), 2.3, 2.5, 5.1, 6.6, 8.1, 8.3, 8.4, 9.1, 9.2, 10.1, 10.2, 12.1(e),
12.1(f), 13.1, or 13.10 of this Deposit Trust Agreement or conflict with the Issuer's obligations under the Operative Agreements. The Owner Trustee may, from time to time, request (in writing), written instructions from the Ownership Certificateholder and shall request (in writing), written instructions from the Ownership Certificateholder if the Owner Trustee has Actual Knowledge that a default shall have occurred and is continuing under the Administration Agreement or the Indenture. To the extent the Owner Trustee acts, or refrains from acting, in good faith in accordance with any written instructions of the Ownership Certificateholder, the Owner Trustee shall not be liable on account of such action or inaction to any Person.

            (c) Notwithstanding any direction of the Ownership Certificateholder to the contrary or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of the Indenture Trustee, execute any direction of the Ownership Certificateholder that might result in the Trust being terminated prior to the satisfaction and discharge of the lien of the Indenture on the Trust Estate or prior to the payment in full of the principal of and accrued interest on the Bonds.

            SECTION 5.2 Distribution of Reports. The Owner Trustee shall promptly (but not later than seven (7) Business Days following receipt thereof) distribute to the Depositor and the Ownership Certificateholder such reports, notices, statements and written materials which it actually receives as Owner Trustee or otherwise on behalf of the Trust hereunder or under any of the other Operative Agreements.

            SECTION 5.3 Action Required Only if Owner Trustee is Indemnified. The Owner Trustee shall not be required to take any action under Section 5.1(b) if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to applicable Law.

            SECTION 5.4 No Duties Except as Specified in Deposit Trust Agreement or Instructions.

            (a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Mortgage Loans or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Trust is a party, except as expressly provided by the terms of this Deposit Trust Agreement or any such other Operative Agreement or in written instructions from the Ownership Certificateholder received pursuant to Section 5.1(b); and no implied duties or obligations shall be read into this Deposit Trust Agreement against the Owner Trustee, other than the obligation of the Owner Trustee to exercise such of the rights and powers vested in it by this Deposit Trust Agreement in good faith and in a manner which is not grossly negligent and which does not constitute willful misconduct. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Operative Agreements to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Operative Agreement, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement or this Deposit Trust Agreement. The Bank (and any successor trustee or co-trustee) nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on the Trust Estate arising by, through or under the Owner Trustee (or such successor trustee or co-trustee, as the case may be) in its individual capacity.

            (b) Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Deposit Trust Agreement or in any other Operative Agreement to which the Trust is a party, the Owner Trustee, and the Bank shall have no duty to (i) file or record any of the Operative Agreements or any other document, or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or lien received by the Owner Trustee to the Ownership Certificateholder and the Indenture Trustee,
(iii) confirm, verify, investigate or inquire into the failure of any party to receive any reports or financial statements in connection with the Mortgage Loans, (iv) ascertain or inquire as to the performance or observance of any Person under or of any of the Operative Agreements, or (v) manage, control, sell, dispose of or otherwise deal with the Mortgage Loans or any part thereof or any other part of the Trust Estate.


                                   ARTICLE VI

                                THE OWNER TRUSTEE

            SECTION 6.1 Acceptance of Trust and Duties. The Bank accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a). The Bank agrees to receive and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Deposit Trust Agreement. The Bank and the Owner Trustee shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence, (ii) the inaccuracy of any of its representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) its failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Deposit Trust Agreement or any of the Operative Agreements, (v) its failure to use due care to receive and disburse moneys actually received by it in accordance with the terms hereof, or to use due care in the appointment of any Agent with respect to such responsibilities, and (vi) any other claims, amounts or taxes otherwise excluded from the Depositor's indemnity obligations pursuant to Article VII.

            SECTION 6.2 Limited Representations or Warranties of the Owner Trustee. Neither the Bank nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Mortgage Loans, (ii) any representation or warranty as to the validity or enforceability of any of the Operative Agreements except as set forth below, or (iii) any representation or warranty as to the accuracy of any statement made by a Person other than the Bank contained in any of the Operative Agreements. The Bank represents, warrants and covenants to and for the benefit of the Depositor, the Indenture Trustee (for the benefit of the Bondholders) and the Ownership Certificateholder that:

       (a) The Bank is a banking corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware;

       (b) The execution and delivery by the Bank, and the performance and compliance by the Bank with the terms of this Deposit Trust Agreement and any and all documents to be executed or delivered by the Bank in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and other documents executed in connection herewith to which the Bank is a party, will not violate any provisions of the Bank's charter or by-laws, and no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery or performance by the Bank of this Deposit Trust Agreement;

       (c) The Bank has full power and authority and has taken all action necessary to execute and deliver this Deposit Trust Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and such other documents executed in connection herewith to which the Bank is a party, and this Deposit Trust Agreement and such other documents executed in connection herewith to which the Bank is a party are the legal, valid and binding obligations of the Bank, in its individual capacity, enforceable against the Bank in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium or other similar Laws affecting the rights of creditors generally and by general principles of equity;

       (d) The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any Law, rule, regulation or judicial, governmental or administrative order applicable to the Bank or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Bank is a party or by which it is bound, or any order or decree applicable to the Bank, or result in the creation or imposition of any lien on any of the Bank's assets or property, which would materially and adversely affect the ability of the Bank or Owner Trustee to carry out the transactions contemplated by this Deposit Trust Agreement; and

       (e) There is no action, suit or proceeding pending against the Bank, in its individual capacity or as Owner Trustee, in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Bank, in its individual capacity or as Owner Trustee, to carry out the transactions contemplated by this Deposit Trust Agreement.

            SECTION 6.3 Trust Accounts. Moneys received by the Owner Trustee hereunder shall be segregated in a trust account maintained with a federal or state chartered depository institution or trust company having corporate trust powers acting in its fiduciary capacity.

            SECTION 6.4 Reliance; Advice of Counsel. The Owner Trustee shall not incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers' Certificate of the relevant party, as to such fact or matter, and such Officers' Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through Agents and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of counsel, accountant or other skilled Persons, so long as the Owner Trustee had no Actual Knowledge that it could not reasonably rely on such advice or opinion and so long as any such Persons were appointed with due care.

            SECTION 6.5 Not Acting in Individual Capacity. In accepting the Trust hereby created, the Bank acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Deposit Trust Agreement. The Owner Trustee shall not have any responsibility or liability for or with respect of the genuineness, value, sufficiency or validity of the Trust Estate, the recitals contained herein or in any Operating Agreement, or the sufficiency of any Operating Agreement.

            SECTION 6.6 Books and Records; Tax Returns. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive or be entitled to hereunder. The Owner Trustee (or the Owner Trustee's Agent) shall prepare or cause to be prepared and sign and file any income tax return, if required to be filed by the Trust, based upon an Opinion of Counsel provided by the Ownership Certificateholder, in connection with the transactions contemplated hereby or by any of the other Operative Agreements, other than any applicable information returns to be delivered to Bondholders or filed with the IRS, which shall be the responsibility of the Indenture Trustee, not more than 60 nor less than 30 days prior to the due date of the tax return; provided, that so long as 100% of the equity interest in the Trust is 100% owned by a single REIT or QRS, no such tax return shall be required to be filed by the Owner Trustee (or the Owner Trustee's Agent). The Owner Trustee (or the Owner Trustee's Agent) shall upon request by the Ownership Certificateholder furnish the Ownership Certificateholder with all such information as may be reasonably required by the Ownership Certificateholder or the Mortgage Loan Seller in connection with the preparation of their respective tax returns.


                                   ARTICLE VII

                 COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
                              OF THE OWNER TRUSTEE

            SECTION 7.1 Compensation of the Owner Trustee. The Owner Trustee shall receive as compensation for its services the Owner Trustee Fee, as has been separately agreed upon in writing between the Depositor and Owner Trustee, such amount to be payable: first, as provided in the Indenture; and, second, to the extent not paid pursuant to clause first of this sentence within 60 days of first becoming due, by the Depositor.

            SECTION 7.2 Reimbursement and Indemnification of the Owner Trustee.

            (a) The Owner Trustee shall be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee hereunder and compensated reasonably for any extraordinary services rendered hereunder, except to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any of the other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive and disburse moneys actually received by it in accordance with the terms hereof, or to appoint any Agent with respect to such responsibility.

            (b) The Owner Trustee shall be indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including legal and consultants' fees and expenses) of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against the Owner Trustee in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Operative Agreements, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct or gross negligence,
(ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in
Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive and disburse moneys actually received by it in accordance with the terms hereof, or to appoint any Agent with respect to such responsibilities. The indemnities contained in this Section 7.2(b) shall survive the termination of this Deposit Trust Agreement and the removal or resignation of the Owner Trustee hereunder.

            (c) Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 7.2 shall be payable: first, as an Additional Expense pursuant to the Indenture; and, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Depositor.

            SECTION 7.3 [Reserved].


                                  ARTICLE VIII

                     TERMINATION OF DEPOSIT TRUST AGREEMENT

            SECTION 8.1 Termination. The Trust shall not be terminated, dissolved or liquidated under this Section 8.1 until the Bonds have been paid in full and the lien on the Trust Estate created by the Indenture has been released.

            This Trust may be dissolved and this Deposit Trust Agreement may be terminated by the Ownership Certificateholder at any time prior to the issuance of the Bonds and the pledge of the Trust Estate pursuant to the Indenture, and at any time after the Indenture is discharged in accordance with Article IV thereof, and this Trust may be dissolved and this Deposit Trust Agreement shall terminate in connection with the final payment or other liquidation of the last remaining Mortgage Loan and REO Property. With respect to any such event, this Deposit Trust Agreement and the estate and rights thereby granted by the Depositor to the Owner Trustee in the Trust Estate shall cease, terminate and be void as of the date of the final distribution by the Owner Trustee of all the assets in the Trust Estate pursuant to this Section 8.1 and Section 4.2. After payment of all amounts then due and payable to the Owner Trustee pursuant to Sections 7.1 and 7.2 hereof, all right, title and interest in the Trust Estate still held by the Owner Trustee at the time of such termination shall be transferred, assigned and paid over to the Ownership Certificateholder or its designee. Except as provided in this Section 8.1, neither the Depositor nor any Ownership Certificateholder shall be entitled to revoke or terminate the Trust or this Deposit Trust Agreement.

            SECTION 8.2 Further Assurances by the Owner Trustee upon Termination. Upon termination of this Trust, the Owner Trustee shall take such action as may be requested in writing by the Ownership Certificateholder to transfer the remaining assets of the Trust to the Ownership Certificateholder or the Ownership Certificateholder's designee, including the execution of instruments of transfer or assignment with respect to the Mortgage Loans and any of the Operative Agreements to which the Trust is a party.

            SECTION 8.3 Insolvency of the Ownership Certificateholder. The bankruptcy, liquidation, dissolution, death, insolvency or other similar incapacity of the Ownership Certificateholder shall not (i) operate to terminate this Deposit Trust Agreement, (ii) entitle the Ownership Certificateholder's legal representatives or heirs to claim an accounting or to take any action in any court for a partition or winding up of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

            SECTION 8.4 Limitations on Insolvency . Notwithstanding any other provisions in this Deposit Trust Agreement to the contrary, neither the Owner Trustee nor the Depositor shall be required to accept a direction from the Ownership Certificateholder to: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding; institute any proceedings under any applicable insolvency Law or otherwise seek relief under any Laws relating to the relief from debts or the protection of debtors generally; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, sequestrator, custodian or any similar official for the Trust or the Depositor or a substantial portion of their respective assets; (iii) make any assignment for the benefit of the creditors of either the Trust or the Depositor; (iv) take any action in furtherance of any of the foregoing, unless and until the date which is one year and one day after the date on which the Bonds have been paid in full and the lien on the Trust Estate has been released. The Ownership Certificateholder shall have no authority to effect on behalf of the Trust the filing of any bankruptcy, insolvency, reorganization case, liquidation or other proceeding under any United States federal or state bankruptcy or similar law.

            SECTION 8.5 Cancellation of Certificate of Trust. Upon the winding up of the Trust and the payment of its obligations in accordance with applicable Law, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of Section 3810 of the Business Trust Statute, and the Trust shall terminate.

            SECTION 8.6 Surrender of Ownership Certificate.

            Notice of any termination of the Trust, specifying the Payment Date upon which the Ownership Certificateholder shall surrender its Ownership Certificate to the Owner Trustee for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Ownership
Certificateholder mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 8.1, which notice given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the ownership Certificate shall be made upon presentation and surrender of the Ownership Certificate at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Ownership Certificates at the office of the Owner Trustee therein specified. Upon presentation and surrender of the Ownership Certificates, the Ownership shall cause to be distributed to Ownership Certificateholder amounts distributable on such Payment Date pursuant to Section 4.1 of this Deposit Trust Agreement.

            In the event that the Ownership Certificateholder shall not surrender its Ownership Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Ownership Certificateholder to surrender its Trust Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Ownership Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Ownership Certificateholder concerning surrender of its Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Deposit Trust Agreement.


                                   ARTICLE IX

                 SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                           AND SEPARATE OWNER TRUSTEES

            SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor.

            (a) The Owner Trustee may resign at any time (and shall immediately resign if it ceases to be an Eligible Trustee) by giving at least 60 days written notice to the Ownership Certificateholder, the Depositor, the Indenture Trustee and the Administrator, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. The Depositor shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Depositor to the Ownership Certificateholder, the Indenture Trustee and the Administrator, if the Owner Trustee ceases to be an Eligible Trustee and fails to resign immediately. The Owner Trustee otherwise may be removed with or without cause at any time by the Ownership Certificateholder with 60 days' prior written notice, a copy of which notice shall be concurrently delivered by the Ownership Certificateholder to the Depositor, the Indenture Trustee and the Administrator. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. In the event of the resignation or removal of the Owner Trustee, the Ownership Certificateholder may appoint a successor Owner Trustee by an instrument signed by the Ownership Certificateholder. If a successor Owner Trustee shall not have been appointed within 60 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Depositor, the Indenture Trustee, the Administrator or the Ownership Certificateholder may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

            (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and the Indenture Trustee an instrument accepting such appointment and shall furnish a photocopy of such instrument to the Ownership Certificateholder, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

            (c) Any successor Owner Trustee shall be an Eligible Trustee, willing, able and legally qualified to perform the duties of the Owner Trustee hereunder and shall not be an Affiliate of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer or the Indenture Trustee or any Ownership Certificateholder at the time of its appointment.

            (d) Any entity into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any entity to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 9.1(c) hereof, be the Owner Trustee under this Deposit Trust Agreement without any further act.

            SECTION 9.2 Co-Trustees and Separate Trustees. Whenever the Owner Trustee or the Indenture Trustee shall deem it necessary or prudent in order to conform to any Law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or be a party to any suit with respect to the Trust Estate, the Ownership Certificate, the Bonds or any of the Operative Agreements, the Owner Trustee or the Indenture Trustee shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Ownership Certificateholder shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more Persons, who need not meet the requirements of Section 9.1(c) hereof (and the Owner Trustee may appoint one or more of its officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Ownership Certificateholder. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by Law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee.

            SECTION 9.3 Notice. At all times that a successor Owner Trustee is appointed under Section 9.1, an Owner Trustee resigns pursuant to such Section
9.1 or a co-trustee or separate trustee is appointed pursuant to Section 9.2, the Ownership Certificateholder promptly shall give notice of such fact to the Rating Agencies, if the Indenture has not been discharged.


                                   ARTICLE X

                           SUPPLEMENTS AND AMENDMENTS

            SECTION 10.1 Supplements and Amendments. Subject to Sections 10.2 and 10.3 of this Deposit Trust Agreement, at the written request of the Ownership Certificateholder, this Deposit Trust Agreement shall be amended by a written instrument signed by the Owner Trustee and the Ownership Certificateholder, but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the Owner Trustee under this Deposit Trust Agreement or any of the other Operative Agreements to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the Owner Trustee's charter documents or by-laws or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument.

            SECTION 10.2 Limitation on Amendments. Notwithstanding Section 10.1 or any other provision in this Deposit Trust Agreement to the contrary, the Owner Trustee shall not, without the consent of the Indenture Trustee, amend Sections 2.2(d), 2.3, 2.5, 5.1, 6.6, 8.1, 8.3, 8.4, 9.1, 9.2, 10.1, 10.2,
12.1(e) 12.1(f), 13.1 or 13.10 of this Deposit Trust Agreement, or execute any amendment inconsistent therewith or that might result in the Trust being terminated prior to the satisfaction and discharge of the lien of the Indenture on the Trust Estate or otherwise have a material adverse effect on the Bondholders. Furthermore, notwithstanding Section 10.1 or Section 10.3 hereof, the Owner Trustee shall not execute any amendment without receiving written confirmation from each Rating Agency that such amendment will not result in an Adverse Rating Event, which confirmation shall be obtained by the Ownership Certificateholder.

            SECTION 10.3 Additional Amendment Provisions.

            (a) It shall not be necessary for the consent of the Ownership Certificateholder under this Article X to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

            (b) The Owner Trustee, at any time from time to time, without the consent of the Ownership Certificateholder, may, but shall not be obligated to unless directed by the Ownership Certificateholder, amend this Deposit Trust Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Trust of any material federal, state or local taxes, at all times prior to the liquidation of the Trust; provided, however, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee, is necessary or helpful to prevent the imposition on the Trust of any such taxes.

            (c) Prior to the execution of any amendment to this Deposit Trust Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then as an Additional Expense of the Trust) stating that the execution of such amendment is authorized or permitted by this Deposit Trust Agreement.


                                   ARTICLE XI

                  REPRESENTATIONS, WARRANTIES AND COVENANTS
                                OF THE DEPOSITOR

            SECTION 11.1 Representations and Warranties of the Depositor.

            (a) The Depositor represents and warrants as follows for the benefit of the Indenture Trustee, the Bondholders and the Ownership Certificateholder:

        (i) the Depositor is a corporation duly organized, validly existing and in good standing under the Laws of the State of California, has full power and authority, and has taken all action necessary, to execute and deliver this Deposit Trust Agreement, and any and all other documents to be executed or delivered by it in connection with this Deposit Trust Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement; and this Deposit Trust Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the rights of creditors generally and by general principles of equity;

        (ii) the execution and delivery of this Deposit Trust Agreement and each other document to be executed or delivered by the Depositor in connection with this Deposit Trust Agreement, and the performance of its obligations hereunder and thereunder by the Depositor will not violate the provisions of its certificate of incorporation or by-laws, conflict with any provision of any Law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Deposit Trust Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of this Deposit Trust Agreement or such other documents;

        (iii) there is no action, suit or proceeding pending or, to the Depositor's best knowledge, threatened, against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Depositor to carry out the transactions contemplated by this Deposit Trust Agreement;

        (iv) As of the Closing Date, immediately prior to the conveyance of the Mortgage Loans to the Trust on behalf of the Trust, the Depositor had good and marketable title to, and was the sole owner and holder of, with full right and authority to sell, assign and transfer, each Mortgage Loan and the other assets of the Trust Estate, free and clear of any pledge, lien, encumbrance or security interest and such assignment validly transfers all right, title and interest in the Mortgage Loans and the other assets of the Trust Estate to the Owner Trustee on behalf of the Trust, free and clear of any pledge, lien, encumbrance or security interest;

        (v) The transfer of the Mortgage Loans and the other assets of the Trust Estate to the Trust as contemplated herein requires no regulatory or governmental approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar Law in effect in any applicable jurisdiction; and

        (vi) The Depositor is, and has been and will be throughout its existence, a QRS.

            (b) It is understood and agreed that each of the foregoing representations and warranties of the Depositor shall survive delivery of the Mortgage Loans and the other assets of the Trust Estate to the Trust. Upon discovery or receipt of notice by the Depositor or Actual Knowledge by the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Indenture Trustee for the benefit of the Bondholders or the Owner Trustee for the benefit of the Ownership Certificateholder in any Mortgage Loan and the other assets of the Trust Estate, the party discovering such breach shall give prompt written notice to the other party hereto and to the Indenture Trustee.

            SECTION 11.2 Accrued Interest, Etc. The Depositor agrees that any income, interest, fees and other payments that it may receive in respect of the Mortgage Loans (excluding any Prepayment Premiums on such Mortgage Loans) and the other assets of the Trust Estate applicable to a period on or after the Cut-Off Date shall inure to the benefit of the Trust, and the Depositor shall pay such amounts to the Owner Trustee (to be remitted in accordance with Section 4.1) promptly upon receipt.

            SECTION 11.3 Additional Covenants of the Depositor. The Depositor hereby covenants and agrees that:

        (a) The business and affairs of the Depositor will be managed by or under the direction of its board of directors in accordance with its certificate of incorporation and by-laws. The Depositor will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of directors. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Depositor.

        (b) The Depositor will at all times ensure that its capitalization is adequate in light of its business and purposes. The Depositor will pay from its own funds and assets (and not the Trust's) all obligations and indebtedness incurred by it.

        (c) The Depositor will not conduct its business in the name of the Trust.

        (d) The Depositor will not guarantee any obligations of the Trust (including the Bonds or the Ownership Certificate). The
                Depositor will not operate or purport to operate as an integrated, single economic unit with respect to the Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Trust or induce any such third party to rely on the creditworthiness of the Trust in connection therewith.

        (e) The accounting records of the Depositor will disclose the effect of the transactions contemplated hereby in accordance with GAAP.

        (f) The Depositor hereby acknowledges, and agrees for the benefit of the Indenture Trustee, the Bondholders and the Ownership Certificateholder, to perform each obligation imposed upon it under the Indenture.

        (g) The Depositor shall not act or fail to act in a manner that would endanger its status as a QRS.


                                  ARTICLE XII

                        TRANSFER OF OWNERSHIP CERTIFICATE

            SECTION 12.1 Registration of Transfer and Exchange of Ownership Certificate.

            (a) At all times  during the term of this Deposit  Trust  Agreement, there shall be maintained at the office of a registrar appointed by the Depositor (the "Ownership Certificate Registrar") a register (the "Ownership Certificate Register") in which, subject to such reasonable regulations as the Ownership Certificate Registrar may prescribe, the Ownership Certificate Registrar shall provide for the registration of the Ownership Certificate and of transfers and exchanges of the Ownership Certificate as herein provided. The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Ownership Certificate Registrar for the purpose of registering the Ownership Certificate and transfers and exchanges of the Ownership Certificate as herein provided. The Owner Trustee may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Ownership Certificate Registrar under such conditions as the Owner Trustee may prescribe. If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Ownership Certificate Registrar. The Depositor, the Administrator, and the Owner Trustee shall have the right to inspect the Ownership Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Ownership Certificate Registrar as to the information set forth in the Ownership Certificate Register.

            (b) [RESERVED].

            (c) No transfer, sale, pledge or other disposition (including, without limitation, any transaction resulting in a change of ownership of the Ownership Certificate) of the Ownership Certificate or interest therein shall be made unless (i) such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities Laws, or is otherwise made in accordance with the Securities Act and such state securities Laws and (ii) for so long as any Offered Bond is Outstanding, either (A) the Ownership Certificate is transferred, sold, pledged or otherwise disposed of together with all the Outstanding Private Bonds to a REIT or a QRS that has provided to the Owner Trustee a certificate to the effect that such transferee is a REIT or a QRS, as applicable, or (B) the transfer, sale, pledge or other disposition of the Ownership Certificate would not cause the Trust to be treated as a separate association taxable as a corporation, as evidenced by an Opinion of Counsel delivered to the Owner Trustee. The Trust has not been registered as an investment company under the Investment Company Act, and no transfer of the Ownership Certificate may be made to any Person that would require the Trust to be registered as an investment company under the Investment Company Act. No transfer of the Ownership Certificate or any interest therein shall be made (A) to any Plan, or (B) to any Person who is directly or indirectly purchasing such Ownership Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            (d) Notwithstanding anything in this Section 12.1 to the contrary, the Ownership Certificate may be transferred in a Financing Transaction (as defined in the Holding Trust Agreement) pursuant to the provisions of Section
2.6 of the Holding Trust Agreement; provided, however, that the transfer of the Ownership Certificate shall not be registered in the Ownership Register unless and until all the conditions to such transfer set forth in this Section 12.1 have been satisfied.

            (e) For so long as the Bonds are Outstanding and the lien of the Indenture has not been satisfied, the Ownership Certificate Registrar shall refuse to register any sale, transfer or other disposition of the Ownership Certificate, unless (i) the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in an Adverse Rating Event and (ii) the proposed transferee shall deliver an Opinion of Counsel, acceptable in form and substance to the Rating Agencies with respect to the "non-consolidation" of the Trust and the proposed transferee.

            (f) The Ownership Certificate shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 12.1(c) and (e) and 12.6.

            (g) Subject to compliance with Sections 12.1(c) and (e), upon surrender for registration of transfer of the Ownership Certificate at the office of the Ownership Certificate Registrar, the Owner Trustee shall execute, and the Ownership Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, a new Ownership Certificate, evidencing 100% of the beneficial interests in the Trust and dated the date of authentication by the Ownership Certificate Registrar. Prior to any registration of transfer or exchange of Ownership Certificate, neither the Ownership Certificate Registrar nor the Owner Trustee shall be obligated to determine that the requirements of Sections 12.1(c) or (e) have been met and may rely on the surrender by the transferor and the acceptance by the transferee of an Ownership Certificate as a representation by such parties that such transfer is valid hereunder.

            (h) At the option of any Ownership Certificateholder, the Ownership Certificate may be exchanged for another Ownership Certificate, evidencing 100% of the beneficial interests in the Trust, upon surrender of the Ownership Certificate to be exchanged at the office of the Ownership Certificate Registrar. Whenever an Ownership Certificate is so surrendered for exchange, the Owner Trustee shall execute and the Ownership Certificate Registrar shall authenticate and deliver, the Ownership Certificate which the Ownership Certificateholder is entitled to receive.

            (i) If the Owner Trustee or the Ownership Certificate Registrar so requires, every Ownership Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Ownership Certificate Registrar duly executed by, the Ownership Certificateholder thereof or such Person's attorney duly authorized in writing.

            (j) No service charge shall be made to the requesting Ownership Certificateholder for any registration of transfer or exchange of the Ownership Certificate, but the Ownership Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of the Ownership Certificate.

            (k) The Ownership Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee's retention policy then in effect, all Ownership Certificates surrendered for registration of transfer or exchange.

            SECTION 12.2 Mutilated, Destroyed, Lost or Stolen Ownership Certificate. If (i) any mutilated Ownership Certificate is surrendered to the Ownership Certificate Registrar, or the Ownership Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Ownership Certificate, and (ii) there is delivered to the Owner Trustee and the Ownership Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of Actual Knowledge by a Responsible Officer of the Owner Trustee or the Ownership Certificate Registrar that such Ownership Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute and the Ownership Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Ownership Certificate, a new Ownership Certificate of like form and tenor. Upon the issuance of any new Ownership Certificate under this Section 12.2, the Owner Trustee or Ownership Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Ownership Certificate issued pursuant to this Section
12.2 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Ownership Certificate shall be found at any time and such original Ownership Certificate shall thereby be deemed canceled.

            SECTION 12.3 Persons Deemed Owners. Prior to due presentation of an Ownership Certificate for registration of transfer, the Owner Trustee, the Ownership Certificate Registrar, the Indenture Trustee and any agent of any of them may treat the Person in whose name any Ownership Certificate is registered as the owner of such Ownership Certificate for the purpose of receiving distributions pursuant to Section 4.2 hereof and for all other purposes whatsoever, and neither the Owner Trustee, the Ownership Certificate Registrar, the Indenture Trustee nor any agent of any of them shall be affected by notice to the contrary.

            SECTION 12.4 [Reserved.].

            SECTION 12.5 Actions of the Ownership Certificateholder.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Deposit Trust Agreement to be given or taken by the Ownership Certificateholder may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Ownership Certificateholder in person or by its agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are actually received by a Responsible Officer of the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Deposit Trust Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 12.5.

            (b)  The  fact  and  date  of  the   execution   by  the   Ownership
Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Ownership Certificateholder shall bind every transferee of the Ownership Certificate issued upon the registration of transfer of such Ownership Certificateholder's Ownership Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Ownership Certificate.

            (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 12.5 as it shall deem necessary.

            SECTION 12.6 Transferee's Agreement. No assignment, conveyance or other transfer pursuant to this Article XII shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of this Deposit Trust Agreement.


                                  ARTICLE XIII

                                  MISCELLANEOUS

            SECTION 13.1 No Legal Title to Trust Estate in the Ownership Certificateholder. The Ownership Certificateholder shall not have legal title to any part of the Trust Estate; provided, however, that the Ownership Certificateholder has a beneficial interest in the Trust Estate. No transfer by operation of Law or otherwise of any right, title or interest of the Ownership Certificateholder in and to the Trust Estate or hereunder shall operate to terminate this Deposit Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

            SECTION 13.2 Action by the Owner Trustee is Binding. Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Deposit Trust Agreement shall bind the Ownership Certificateholder and shall be effective to consent to action taken by the parties. No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

            SECTION 13.3 Limitation on Rights of Others. Nothing in this Deposit Trust Agreement, whether express or implied, shall be construed to give to any Person, other than the Bank, the Owner Trustee, the Depositor, the Ownership Certificateholder and the Indenture Trustee on behalf of the Bondholders, any legal or equitable right, remedy or claim under or in respect of this Deposit Trust Agreement.

            SECTION 13.4 Notices. All demands, notices and communications hereunder shall be in writing, may be given by telecopy transmission, shall be deemed to have been given upon receipt (except that notices being sent by first class mail, postage prepaid, shall be deemed to be received five business days following the mailing thereof) as follows:

            (i) If to the Ownership Certificate Registrar or the Owner Trustee, to:

                        ICCMAC Multifamily and Commercial Trust 199-1 Wilmington Trust Company, Owner Trustee
                        Rodney Square North
                        1100 North Market Street
                        Wilmington, Delaware 19890
                          Attention:Corporate Trust Administration
                          Telecopier Number:  (302) 427-4749;

            (ii) If to the Depositor, to:

                       Imperial Credit Commercial Mortgage
                          Acceptance Corp.
                        11601 Wilshire Boulevard, Suite 2080
                        Los Angeles, California 90025
                          Attention:Mark S. Karlan
                          Telecopier number: (310) 231-1281;

            (iii) If to the Indenture Trustee,

                        LaSalle National Bank
                        135 South LaSalle Street, Suite 1625
                        Chicago, Illinois 60674
                          Attention: Asset-Backed Securities Trust Services
                                     Group, Collateralized Mortgage Bonds,
                                     ICCMAC Multifamily and Commercial Trust
                                     1999-1
                                     Telecopier number:  (312) 904-2084;

(iv)              If to the Ownership  Certificateholder,  to that Person's name
                  and  address  as  set  forth  in  the  Ownership   Certificate
                  Register;

or to such other address as any of them shall specify by written notice to the other parties.

            SECTION 13.5 Severability. To the extent permitted by Law, any provision of this Deposit Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 13.6 Limitation on the Depositor's and the Ownership Certificateholder's Respective Liability. Neither the Depositor nor any Ownership Certificateholder shall have any liability for the performance of this Deposit Trust Agreement except as expressly set forth herein.

            SECTION 13.7 Separate Counterparts. This Deposit Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 13.8 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Bank, the Owner Trustee and its successors and assigns, the Ownership Certificateholder, the Ownership Certificate Registrar and the Depositor and its or their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Depositor shall bind the successors and assigns of the Depositor and any request, notice, direction, consent, waiver or other instrument or action by the Ownership Certificateholder shall bind the successors and assigns of the Ownership Certificateholder. It is the intention of the parties hereto that the Trust constitute a business trust formed pursuant to the Business Trust Statute and other Laws of the State of Delaware with the purpose of facilitating the transactions contemplated by the Operative Agreements.

            SECTION 13.9 Headings. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 13.10 Governing Law. THIS DEPOSIT TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

            SECTION 13.11 Administration of Trust. The principal place of administration of the Trust shall be in Delaware.

            SECTION 13.12 Performance by the Administrator. Any obligation of the Owner Trustee hereunder or under any of the Operative Agreements or other document contemplated herein may be performed by the Administrator and any such performance shall not be construed as a revocation of the trusts created hereby.

            SECTION 13.13 Conflict with Indenture and Servicing Agreement. If this Deposit Trust Agreement (or any instructions given by the Depositor or the Ownership Certificateholder pursuant hereto) shall require that any action be taken with respect to any matter and the Indenture or the Servicing Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of the Indenture or the Servicing Agreement, in respect thereof, shall control.

            SECTION 13.14 No Implied Waiver. No term or provision of this Deposit Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Article X hereof; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

            SECTION 13.15 Third Party Beneficiary. The Indenture Trustee for the benefit of the Bondholders is an intended third-party beneficiary of this Deposit Trust Agreement from and including the date hereof to the date which is one year and one day after the date on which the lien on the Trust Estate created pursuant to the Indenture is satisfied, discharged and released pursuant to Article IV of the Indenture.

            SECTION 13.16 References. The definitions in Annex 1 shall apply equally to both the singular and plural forms of the terms defined. "Include", "included", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any Law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such Law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such Law, rule or regulation) by succession of any comparable successor Law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. Any term defined above by reference to any agreement or instrument or any Law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or Law, rule or regulation is in effect. "Deposit Trust Agreement", "hereof", "herein", "hereto", "hereunder" and comparable terms refer to this Deposit Trust Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa. References in this Deposit Trust Agreement to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Deposit Trust Agreement.

            SECTION 13.17 No Duty to Monitor. The Owner Trustee shall have no duty, and shall not be obligated, to monitor or supervise the Administrator or any other Person to the extent such other Person has agreed to perform the duties of the Owner Trustee hereunder or under any Operative Agreement.

            SECTION 13.18 No Petition. To the extent permitted by applicable law, the Depositor, by entering into this Deposit Trust Agreement, hereby covenants and agrees that it will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings under any United States federal or state bankruptcy, receivership or similar law, in connection with any obligations relating to the Ownership Certificate, the Bonds or this Deposit Trust Agreement.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.


                                    IMPERIAL CREDIT COMMERCIAL MORTGAGE
                                    ACCEPTANCE CORP., a
                                    California corporation, as Depositor


                                    By: ______________________________________
                                        Name:
                                        Title:


                                    WILMINGTON TRUST COMPANY, a Delaware
                                    banking corporation, not individually,
                                    but solely in its capacity as Owner
                                    Trustee


                                    By: ______________________________________
                                        Name:
                                        Title:

                                     ANNEX 1

                                  DEFINED TERMS

          "Accepted Master Servicing Practices": The procedures that the Master Servicer shall follow in the servicing and administration of the Mortgage Loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and
(ii) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans for its own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage loan servicers, but without regard to:

          (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

          (iii)the adequacy of the Master Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iv) the ownership, servicing or management for others by the Master Servicer of any other mortgage loans or property; or

          (v) the ownership by the Master Servicer of any Bonds or other securities.

          To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted Special Servicing Practices": The procedures that the Special Servicer shall follow in the servicing, administration and disposition of Specially Serviced Mortgage Loans and the related Mortgaged Properties or REO Properties, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, but without regard to:

          (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the adequacy of the Special Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iii)the ownership, servicing or management for others by the Special Servicer of any other mortgage loans or property; or

          (iv) the ownership by the Special Servicer of any Bonds or other securities.

            To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Special Servicer shall seek to maximize the net present value of recoveries on the Specially Serviced Mortgage Loans.

            "Account": Any account or fund, including any Pledged Account established under the Indenture.

            "Accountants": A person engaged in the practice of accounting who (except when the Indenture requires an Independent Accountant) may be employed by or Affiliated with the Issuer or an Affiliate of the Issuer.

            "Accrued Bond Interest": In respect of any Class of Bonds (other than the Class S, Class H and Class X Bonds) and any Payment Date, the amount of interest accrued in the applicable Interest Accrual Period at the applicable Bond Interest Rate on the aggregate Bond Principal Amount of such Class of Bonds Outstanding immediately prior to the related Payment Date, calculated on (i) the basis of the actual number of days elapsed in the applicable Interest Accrual Period and a 360-day year with respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, and (ii) a 360-day year consisting of twelve 30-day months with respect to the Class F and Class G Bonds.

            "Act": Any instrument or instruments (and the action embodied therein and evidenced thereby) of the Bondholders signing such instrument or instruments. As used in this definition, "instrument" refers to any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Bondholders embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and (subject to Section 6.01 of the Indenture) conclusive in favor of the Indenture Trustee and the Issuer if made in the manner described in Section 14.03 of the Indenture.

            "Actual Knowledge": With respect to the Owner Trustee or Holding Trustee, any Responsible Officer of the Owner Trustee or Holding Trustee, as applicable, within the Corporate Trust Administration office of such trustee responsible for administering the Trust or the Holding Trust, respectively, who has actual knowledge of an action taken or an action not taken that would be material to the operation of either the Trust or the Holding Trust. Actions taken or actions not taken of which such trustee should have had knowledge, or are deemed to have had constructive knowledge, do not meet this definition of Actual Knowledge.

            "Additional Expense": Any costs, expenses and liabilities (exclusive of Administrative Expenses and Servicing Expenses) that are required to be borne by the Issuer and not otherwise in respect of the Trust Estate in accordance with applicable Law, Section 7.2(c) of the Deposit Trust Agreement, or the terms of the Indenture (including any federal, state and local taxes.

            "Additional Fee Rate": With respect to any Payment Date, a rate per annum equal to the sum of the Owner Trustee Calculation Fee Rate and the Administration Calculation Fee Rate.

            "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments to the Mortgage Interest Rate thereon based on changes in the related Index.

            "Administration Agreement": The Administration Agreement, dated as of February 1, 1999, between the Administrator and the Issuer, a copy of which is attached to the Indenture as Exhibit G, and any amendments or supplements thereto.

            "Administration Calculation Fee Rate:" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $6,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Administration   Fee":  A  monthly  fee  of  $500  payable  to  the
Administrator on each Payment Date commencing in March 2000.

            "Administrative Expenses": The fees and expenses of the Indenture Trustee and the Fiscal Agent payable thereto pursuant to Section 6.07 of the Indenture, the fees of the Owner Trustee payable thereto pursuant to Section 7.1 of the Deposit Trust Agreement, and the Administration Fee payable to the Administrator pursuant to the Administration Agreement and any other costs, expenses and liabilities (exclusive of Servicing Expenses) that are required to be borne by the Issuer in respect of the Trust Estate in accordance with applicable opinions of and advice from Counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under the Indenture (including the cost of such opinions and advice).

            "Administrator": Imperial Credit Commercial Asset Management Corp., a California corporation, having its principal offices at 11601 Wilshire Boulevard, Suite 2080, Los Angeles, California 90025, or its successor in interest.

            "Advance":  A P&I Advance or a Property Protection Advance.

            "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

            "Adverse Rating Event": With respect to any Class of Rated Bonds, as of any date of determination, a downgrade, withdrawal or qualification, if applicable, of the rating then assigned to such Class by any Rating Agency.

            "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

            "Agent": A person authorized by or appointed by the Issuer to perform duties with respect to the Bonds, specified in a writing signed by such Agent and the Issuer and acknowledged by the Indenture Trustee, or by such Agent and the Indenture Trustee and acknowledged by the Issuer, including any Paying Agent. As used in the Deposit Trust Agreement and the Holding Trust Agreement, a person authorized or appointed by the Owner Trustee or the Holding Trustee, respectively, to perform duties with respect to the Ownership Certificates or the Holding Trust Certificates, respectively, specified in a writing signed by such Agent and the Owner Trustee or Holding Trustee, as applicable.

            "Appraisal Reduction Amount": For any Payment Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred, an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by an MAI Appraisal over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Indenture Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes and assessments and insurance premiums and all other amounts, including, if applicable, ground rents, due and unpaid under the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance).

            With respect to each Mortgage Loan as to which an Appraisal Reduction Event has occurred and which has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments (for such purposes taking into account any amendment or modification of such Mortgage Loan), and with respect to which no other Appraisal Reduction Event has occurred and is continuing, such Mortgage Loan shall no longer be subject to any appraisal reduction.

            "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest occurrence of any of the following events: (i) the third anniversary of the date on which an extension of the Loan Maturity Date of such Mortgage Loan became effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 60 days after an uncured delinquency occurs in respect of such Mortgage Loan, (iii) the date on which a reduction in the amount of Monthly Payments on such Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed with respect to the related Mortgagor, (v) immediately after the related Mortgagor declares bankruptcy, (vi) 60 days after an involuntary petition of bankruptcy is filed with respect to the related Mortgagor, if such petition is not dismissed prior to the expiration of such period; and (vii) immediately after a related Mortgaged Property becomes an REO Property.

            "ASAP System": The "automatic statements accessed by phone" system maintained by the Indenture Trustee and used by the Bondholders to obtain certain reports and information about the Bonds.

            "Asset Strategy Report": Any report prepared pursuant to Section 6.03(c) of the Servicing Agreement.

            "Assignment  of Leases and  Rents":  With  respect to any  Mortgaged
Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the Cut-Off Date and from time to time thereafter.

            "Assignment of Mortgage": An assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the Laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by Law.

            "Assumed Monthly Payment": The amount deemed due in respect of any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original Loan Maturity Date. The Assumed Monthly Payment deemed due on any such Mortgage Loan on its original Loan Maturity Date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Monthly Payment that would be due in respect thereof on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such Mortgage Loan's amortization schedule in effect on such date of determination.

            "Authenticating Agent": As defined in Section 2.04(c) of the Indenture.

            "Authorized Officer": With respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of authorized officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); with respect to the Indenture Trustee or the Fiscal Agent, a Responsible Officer; and, with respect to any other Person, the Chairman, President, any Senior Vice President, any Vice President or any Assistant Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary (provided that, when any provision hereof requires signatures of two Authorized Officers of any such other Person, at least one of such Authorized Officers shall be the Chairman, President or any Vice President).

            "Available Interest Payment Amount": With respect to any Payment Date, an amount equal to the excess of (i) the Available Payment Amount for such Payment Date, over (ii) the Principal Payment Amount for such Payment Date.

            "Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Payment Account as of 11:00 a.m., New York City time, on such Payment Date, exclusive of any portion thereof that may be withdrawn from the Payment Account pursuant to any of clauses (ii) and (iii) of Section 8.01(b) of the Indenture.

            "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Loan Maturity Date.

            "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Loan Maturity Date of such Mortgage Loan in excess of the portion of the related Monthly Payment which is allocable to principal.

            "Bank": As used in the Deposit Trust Agreement or the Holding Trust Agreement, Wilmington Trust Company, a Delaware banking corporation, in its individual capacity, not as Owner Trustee or Holding Trustee, as the case may be.

            "Bankruptcy Code": The federal Bankruptcy Code (Title 11 of the United States Code), as amended from time to time.

            "Bond": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class X, Class E, Class F, Class G or Class H Bond.

            "Bond Balance": With respect to any Bond, as of any date of determination, the then Outstanding Bond Principal Amount of such Bond equal to the product of (a) the Percentage Interest evidenced by such Bond, multiplied by
(b) the then aggregate Bond Principal Amount of the Class of Bonds to which such Bond belongs.

            "Bond Interest Rate": With respect to any Payment Date, the per annum rate of interest for each Class of Bonds (except for the Class S, Class X, Class F, Class G and Class H Bonds) equal to the lesser of (a) the applicable Bond LIBOR Rate and (b) the Weighted Average Remittance Rate for such Payment Date. The Bond Interest Rate with respect to any Payment Date for the Class F and Class G Bonds is, with respect to each such Class, a per annum rate equal to 6.00%. The Class S, Class X and Class H Bonds do not have Bond Interest Rates.

            "Bond LIBOR Rate": With respect to any Payment Date, the per annum rate equal to One-Month LIBOR plus the related Margin, but in no event greater than the Maximum Offered Bond Rate.

            "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Bond Principal Amount": With respect to any Class of Bonds (i) on or prior to the first Payment Date, an amount equal to the aggregate initial Bond Principal Amount of such Class and (ii) as of any date of determination after the first Payment Date, the Bond Principal Amount of such Class of Bonds on the Payment Date immediately prior to such date of determination, less actual payments of principal thereon (and in the case of the Class S and Class X Bonds, less payments of Distributable Amounts, Shortfall Amounts (excluding any interest payments thereon), and Early Termination Amounts) on such prior Payment Date. Realized Losses will not be allocated to reduce Bond Principal Amounts. The initial Bond Principal Amounts are as follows:

                  Class A-1...........   $100,000,000
                  Class A-2...........     94,831,000
                  Class S.............     12,150,000
                  Class A-3...........     17,447,000
                  Class B.............     11,631,000
                  Class C.............     14,539,000
                  Class D.............     13,085,000
                  Class X.............      2,700,000
                  Class E.............      4,361,000
                  Class F.............      8,723,000
                  Class G.............      5,815,000
                  Class H.............      7,269,000

The initial Bond Principal Amount for the Class S Bonds is equal to the aggregate of the Class S Scheduled Payments. The initial Bond Principal Amount of the Class X Bonds is equal to the aggregate of the Class X Scheduled
Payments. Upon payment in full of an Early Termination Amount, the Bond Principal Amount of the Class S or Class X Bonds, as the case may be, will be reduced to zero.

            "Bond Redemption Amount": An amount equal to the sum of (i) with respect to each Class of Bonds Outstanding (other than the Class S and Class X Bonds), the sum of (A) the unpaid Bond Principal Amount thereof, (B) accrued and unpaid interest at the applicable Bond Interest Rate through the Redemption Date, and (C) any unpaid LIBOR Deficiency Amount, together with interest on such unpaid LIBOR Deficiency Amount (to the extent permitted by applicable Law) at the applicable Bond Interest Rate; (ii) with respect to the Class S Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class S Shortfalls, together with interest on such unpaid Class S Shortfalls (to the extent permitted by applicable Law) at the Class S Rate and
(B) the Class S Early Termination Amount; (iii) with respect to the Class X Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class X Shortfalls, together with interest on such unpaid Class X Shortfalls (to the extent permitted by applicable Law) at the Class X Rate and
(B) the Class X Early Termination Amount; and (iv) all unreimbursed Advances with interest thereon at the Advance Rate, unpaid Master Servicer Fees, Special Servicer Fees, Indenture Trustee Fees, Owner Trustee Fees and Administration Fees and any unpaid expenses of the Issuer.

            "Bond Register": The meaning specified in Section 2.05 of the Indenture.

            "Bond Registrar": The meaning specified in Section 2.05 of the Indenture.

            "Bondholder": The Person in whose name a Bond is registered on the Bond Register.

            "Book-Entry Bonds": Bonds for which the Indenture provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by the Depository, as described in Section 2.12 of the Indenture; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Bond Owners of such Bonds and such Bonds shall no longer be "Book-Entry Bonds."

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of California, Delaware, Texas, New York or Illinois are authorized or obligated by Law or executive order to remain closed.

            "Business Trust Statute": The Delaware Business Trust Act, Chapter 38, Title 12 of the Delaware Code, 12 Delaware Code, ss. 3801 et.
seq., as the same may be amended from time to time.

            "Certificate Percentage Interest": With respect to any Ownership Certificate or Holding Trust Certificate, the portion of the total outstanding Ownership Certificates or Holding Trust Certificates, as applicable, evidenced by such Ownership Certificate or Holding Trust
Certificate, as applicable, expressed as a percentage.

            "Certificate Voting Rights": The portion of the voting rights of all of the Ownership Certificates or Holding Trust Certificates, as applicable, allocated to any Ownership Certificate or Holding Trust Certificate, as applicable, as of the date of determination. Certificate Voting Rights shall be allocated among the Ownership Certificates or Holding Trust Certificates, as applicable, pro rata based upon the Certificate Percentage Interest of each Ownership Certificate or Holding Trust Certificate, as applicable.

            "Certificate of Trust": The certificate of trust filed prior to the Closing Date by the Owner Trustee, with respect to the Trust, or the Holding Trustee, with respect to the Holding Trust, as applicable, in the office of the Secretary of State of the State of Delaware, as required by the Business Trust Statute.

            "Class": All Bonds having the same alphabetical and/or numerical class designation and otherwise having the same characteristics (except for the denomination of such Bond).

            "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 attached to the Indenture.

            "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-2 attached to the Indenture.

            "Class A-3 Bond": Any of the Bonds with a "Class A-3" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-4 attached to the Indenture.

            "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-5 attached to the Indenture.

            "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-6 attached to the Indenture.

            "Class D Bond": Any of the Bonds with a "Class D" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-7 attached to the Indenture.

            "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-9 attached to the Indenture.

            "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code and the related excise tax provisions of Section 4975 of the Code.

            "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-10 attached to the Indenture.

            "Class G Bond": Any of the Bonds with a "Class G" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-11 attached to the Indenture.

            "Class H Bond": Any of the Bonds with a "Class H" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-12 attached to the Indenture.

            "Class S Bond:" Any of the Bonds with a "Class S" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-3 attached to the Indenture.

            "Class S Distributable Amount": On each Payment Date, an amount equal to the lesser of (i) the Class S Scheduled Payment for such Payment Date, and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date, over (B) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds on such Payment Date.

            "Class S Early Termination Amount": As of any date of determination, the present value of the Class S Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class S Rate.

            "Class S Rate":  An interest rate per annum equal to 7.29%.

            "Class S Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit H to the Indenture corresponding to such Payment Date.

            "Class S Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class S Scheduled Payment for such Payment Date exceeds the Class S Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class S Shortfalls on the immediately preceding Payment Date.

            "Class X Bond": Any of the Bonds with a "Class X" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-8 attached to the Indenture.

            "Class X Distributable Amount": On any Payment Date, an amount equal to the lesser of (i) the Class X Scheduled Payment and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date over (B) the sum of
(1) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds on such Payment Date and (2) the Class S Distributable Amount and Class S Shortfall payable to the Class S Bonds on such Payment Date.

            "Class X Early Termination Amount": As of any date of determination, the present value of the Class X Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class X Rate.

            "Class X Rate":  An interest rate per annum equal to 9.0%.

            "Class X Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit I to the Indenture corresponding to such Payment Date.

            "Class X Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class X Scheduled Payment for such Payment Date exceeds the Class X Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class X Shortfalls on the immediately preceding Payment Date.

            "Closing Date":  March 10, 1999.

            "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder including proposed regulations, to the extent that by reason of their effective date they could apply to the Bonds.

            "Collateral": The Trust Estate securing the Bonds. An "item" of Collateral refers to a specific item of Mortgage Collateral or other asset, which is Granted to the Indenture Trustee under the Indenture.

            "Collateralized Mortgage Bonds": The Series 1999-1 Bonds issued by the Issuer pursuant to the Indenture and secured by the Collateral.

            "Collection Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 4.02 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, Collection Account" and which must be an Eligible Account.

            "Collection Period": With respect to any Payment Date, the period commencing immediately following the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the initial Collection Period, commencing immediately following the Cut-Off Date) and ending on and including the Determination Date in the month in which such Payment Date occurs.

            "Commission":   The  Securities  and  Exchange  Commission,  or  any
successor thereto.

            "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation of such Mortgaged Property, held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Indenture shall be administered, which is currently located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674,
Attention: Asset Backed Securities Trust Services Group--ICCMAC 1999-1.

            "Corrected Mortgage Loan": Any Specially Serviced Mortgage Loan that has become current and remained current for three consecutive Monthly Payments (for such purposes taking into account any modification or amendment of such Mortgage Loan) and (provided that no additional Servicing Transfer Event is foreseeable in the reasonable judgment of the Special Servicer) the Special Servicer has returned servicing of such Mortgage Loan to the Master Servicer pursuant to Section 6.02 of the Servicing Agreement.

            "CSSA Standard Information Package": The report in the format of the Commercial Secondary Market and Securitization Association Standard information package, as in effect from time to time.

            "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 6.14 of the Indenture as a document custodian.

            "Cut-Off Date":  February 1, 1999.

            "Cut-Off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date, excluding, with respect to each Mortgage Loan, the right to receive Prepayment Premiums, which Prepayment Premiums shall remain property of the Mortgage Loan Seller.

            "DCR": Duff & Phelps Credit Rating Co., and its successors in interest.

            "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment, or is more than 30 days delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then Stated Principal Balance of such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code with respect to the related Mortgagor or a state court deficiency proceeding.

            "Definitive Bond": As defined in Section 2.12(a) of the Indenture.

            "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of February 1, 1999, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created, and any amendments or supplements thereto.

            "Depositor": Imperial Credit Commercial Mortgage Acceptance Corp., a California corporation, and its successors in interest.

            "Depository": The Depository Trust Company and any successor thereto appointed by the Issuer as a Depository; provided that the Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act; and provided, further, that no entity shall be a successor Depository unless Bonds held through such entity or its nominees are treated for U.S. Federal income tax purposes as being in "registered form" within the meaning of Section 163(f) of the Code.

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Depository Representation Letter": The Letter of Representations dated March 10, 1999 among the Issuer, the Indenture Trustee and initial Depository in connection with the issuance of the Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Determination Date": With respect to any Payment Date, the 17th day of the month in which such Payment Date occurs, or, if such 17th day is not a Business Day, the immediately preceding Business Day.

            "Directing Bondholder": The Monitoring Bondholder selected by a majority of the Monitoring Bondholders, by Bond Balance, as certified to the Indenture Trustee by the Bondholders or Bond Owners, as the case may be, from time to time; provided, that, absent such selection, or (i) until a Directing Bondholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Bondholders, by Bond Balance, that a Directing Bondholder is no longer so designated, the Monitoring Bondholder(s) which owns the largest aggregate Bond Balance of one or more Monitoring Classes shall be the Directing Bondholder.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the use of such REO Property in a trade or business conducted by the Issuer or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10% of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Issuer (or the Special Servicer on behalf of the Issuer) shall not be considered to Directly Operate an REO Property solely because the Issuer (or the Special Servicer on behalf of the Issuer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Treasury Regulations Section 1.856-4(b)(5)(ii).

            "Diskette": Any one of the computer diskettes attached to the inside back cover of the Prospectus Supplement, each of which contains information about each of the Mortgage Loans.

            "Disposition Fee": A fee payable to the Special Servicer as additional compensation equal to 1.0% of the net proceeds of the sale or liquidation ( in whole or in part) of any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated by the Special Servicer pursuant to Section 6.12 of the Servicing Agreement.

            "Distributable Amount": Any Class S Distributable Amount or Class X Distributable Amount, as applicable.

            "Document Defect": As defined in Section 2.02(a) of the Servicing Agreement.

            "DOL": The United States Department of Labor, or any successor in interest.

            "DOL Regulations": The regulations promulgated at 29 C.F.R. ss. 2510.3-101.

            "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public or private debts.

            "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

            "Early Termination Amount": Any Class S Early Termination Amount or Class X Early Termination Amount, as applicable.

            "Eligible Account": Either (i) (A) an account or accounts maintained with either a federal or state chartered depository institution or trust company the long-term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or short-term unsecured debt obligations if the account holds funds for less than 30 days) of which are rated at least "AA-" or the equivalent by each Rating Agency or, if applicable, the short-term rating equivalent thereof, which is at least "D-1" by DCR and "A-1" by Standard & Poor's and DCR, or (B) as to which the Master Servicer or the Indenture Trustee, as applicable, has received written confirmation from each of the Rating Agencies that holding funds in such account would not in and of itself, result in an Adverse Rating Event, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, result in an Adverse Rating Event, which may be an account maintained with the Indenture Trustee or the Master Servicer; provided, however, that accounts held at Banc One Texas, N.A. (or any successor in interest), and any other bank authorized under the applicable Loan Documents (solely with respect to the related Mortgage Loan), shall be Eligible Accounts for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such institutions from their ratings as of the Closing Date (or, with respect to any successor in interest of Banc One Texas, N.A., for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such successor in interest, provided that such successor in interest had a rating equal to or better than the rating of Banc One Texas, N.A. as of the Closing Date at the time such bank became a successor in interest).

            "Eligible Trustee": A bank (within the meaning of Section 2(a)(5) of the Investment Company Act) that meets the requirements of Section 26(a)(1) of the Investment Company Act, that is not an Affiliate of the Depositor, the Issuer or the Mortgage Loan Seller or an Affiliate of any Person involved in the organization or operation of the Depositor, the Issuer or the Mortgage Loan Seller, that is organized and doing business under the Laws of any state or the United States of America, that is authorized under such Laws to exercise corporate trust powers and to accept the trust conferred under the Deposit Trust Agreement or the Holding Trust Agreement, as the case may be, that has a combined capital and surplus and undivided profits of at least $100,000,000 and that is subject to supervision or examination by federal or state authority and that has a long-term unsecured debt rating from each Rating Agency of "A" or better. If such bank publishes reports of condition at least annually, pursuant to Law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          "Environmental Laws": Any present or future federal, state or local Law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

          (i)  the  Comprehensive   Environmental  Response,   Compensation  and
               Liability  Act of 1980,  42  U.S.C.  ss.ss.  9601-9657;

          (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6991;

          (iii)the Toxic  Substance  Control  Act, 15 U.S.C.  ss.ss.  2601-2629;

          (iv) the Water  Pollution  Control  Act (also known as the Clean Water
               Act),  33 U.S.C.  ss.  1251 et seq.;

          (v)  the  Clean  Air Act,  42 U.S.C.  ss.  7401 et seq.;  and

          (vi) the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.

            "Environmental Site Assessment": In respect of any Mortgaged Property, one or more reports regarding the environmental condition of such Mortgaged Property prepared in connection with the origination of the related Mortgage Loan or otherwise addressed to the Mortgage Loan Seller and its successors and assigns. Such reports include, but are not limited to, Phase I Environmental Reports and a review of a compilation of databases, made available by several regulatory agencies and conducted by a private service with respect to an area within a certain radius surrounding the related Mortgaged Property.

            "ERISA": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

            "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation with respect to such Mortgaged Property, other than any such awards or settlements held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Excess  Insurance  Proceeds":  With respect to each Mortgage  Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.06 of the Servicing Agreement, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Exchange Act": The Securities Exchange Act of 1934, as amended, and
the  rules,   regulations  and  published   interpretations  of  the  Commission
promulgated thereunder from time to time.

            "Final Recovery Determination": A determination by the Special Servicer with respect to any Specially Serviced Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

            "Fiscal   Agent":   ABN  AMRO  Bank  N.V.,  a  Netherlands   banking
corporation and the corporate parent of the Indenture Trustee, and its successors in interest.

            "GAAP": Generally accepted accounting principles, as in effect in the United States.

            "Governmental Authority": Any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

            "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

            "Highest Lawful Rate": As defined in Section 14.19 of the Indenture.

            "Holder":  A Bondholder.

            "Holding Trust": ICCMIC Commercial Holding Trust 1999-1, a Delaware business trust, and its successors in interest.

            "Holding Trust Agreement": The Holding Trust Agreement, dated as of February 1, 1999, between the Trustor and the Holding Trustee, pursuant to which the Holding Trust was created, and any amendments or supplements thereto.

            "Holding Trust Certificate": The certificate which represents 100% of the ownership interest of the Holding Trust, with a "Holding Trust Certificate" designation on the face thereof, executed and authenticated by the Holding Trustee and substantially similar in form to Exhibit A attached to the Holding Trust Agreement.

            "Holding Trustee": Wilmington Trust Company, a Delaware banking corporation, and its successors in interest, in its capacity as trustee under the Holding Trust Agreement.

            "Holding Trustee Fee": A fee of $4,000 per annum, payable each year on the Payment Date occurring in the month in which the anniversary of the Closing Date occurs, commencing in March 2000.

            "Holding Trustee's Agent": Any agent or attorney of the Holding Trustee appointed by the Holding Trustee to execute one or more of the trusts or powers under the Holding Trust Agreement.

            "Holding Trustee's Office": The principal corporate trust office of the Holding Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Holding Trustee set forth in Section 13.4 of the Holding Trust Agreement.

            "Indenture": The Indenture, dated as of February 1, 1999 between the Issuer, acting through the Owner Trustee and the Indenture Trustee and any amendment or supplement thereto.

            "Indenture Trustee": LaSalle National Bank, a national banking association, and its successors in interest, in its capacity as Indenture Trustee under the Indenture, or any successor trustee appointed as provided in the Indenture.

            "Indenture Trustee Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Indenture Trustee Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Indenture Trustee Fee Rate":  A fee rate of 0.008%.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Issuer within the meaning of
Section 856(d)(3) of the Code, so long as the Issuer does not receive or derive any income from such Person and provided that the relationship between such Person and the Issuer is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) (except that the Master Servicer or the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel has been delivered to the Issuer to that effect) or (ii) any other Person (including the Master Servicer and the Special Servicer) upon receipt by the Issuer and the Special Servicer of an Opinion of Counsel, which shall be at no expense to the Issuer or the Special Servicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 856(e) of the Code or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Interest Rate in effect thereon as specified in the related Mortgage Note.

            "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

            "Insurance Policy": With respect to any Mortgage Loan, any insurance policy required to be maintained under the Servicing Agreement or the related Mortgage Loan Documents.

            "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.06 of the Servicing Agreement, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents and applicable Law, or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Interest Accrual Period": With respect to any Payment Date and any Class of Bonds (other than the Class S, Class X, Class F, Class G and Class H Bonds), the period from the immediately preceding Payment Date (or with respect to the initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date. The Interest Accrual Period for the Class F and Class G Bonds (and for the Class S and Class X Bonds with respect to Shortfall Amounts) on each Payment Date will be the calendar month preceding the month in which such Payment Date occurs. The Class S, Class X and Class H Bonds do not have Interest Accrual Periods and will not accrue interest (other than with respect to Class S Shortfalls and Class X Shortfalls, as applicable).

            "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the related Mortgage Interest Rate is subject to adjustment pursuant to the related Mortgage Note.

            "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Loan Originator, the Issuer, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Special Servicer, any Independent Contractor engaged by the Special Servicer, or the Master Servicer.

            "Investment Company Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "IRS":  The Internal Revenue Service, or any successor thereto.

            "Issuer": ICCMAC Multifamily and Commercial Trust 1999-1, a Delaware business trust established pursuant to the Deposit Trust Agreement, and its successors in interest.

            "Issuer Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Issuer Event of Default.

            "Issuer's Equity": The right of the Ownership Certificateholder or its designee to (i) receive all payments on and proceeds of the Collateral not otherwise allocable to pay interest, principal or other amounts due on the Bonds in accordance with their terms or expenses of the Trust Estate, and (ii) to have the remaining Collateral returned to it after the Indenture is satisfied and discharged.

            "Issuer Event of Default": As defined in Section 5.01 of the Indenture.

            "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

            "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

            "LIBOR": With respect to any Payment Date, the per annum rate for U.S. Dollar deposits determined in accordance with Section 1.03 of the Indenture.

            "LIBOR Business Day": Any day other than (i) Saturday or a Sunday or
(ii) a day on which banking institutions in the cities of Chicago, Illinois, New York, New York, or London, England are required or authorized by Law to be closed.

            "LIBOR Deficiency Amount": To the extent that the Bond Interest Rate on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Bonds for any Payment Date is determined to be the Weighted Average Remittance Rate, the excess with respect to such Payment Date of (i) the amount of interest that would have been payable on such Bonds at the Bond LIBOR Rate for such Class of Bonds and such Payment Date, over (ii) the amount of interest that is payable on such Class of Bonds at the Weighted Average Remittance Rate for such Payment Date.

            "LIBOR Rate Adjustment Date": As defined in Section 1.03 of the Indenture.

            "Liquidation Event": With respect to any Mortgage Loan or Specially Serviced Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan or Specially Serviced Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to Sections 2.05 or 3.01(d) of the Mortgage Loan Purchase Agreement; (iv) such Mortgage Loan is repurchased by the Loan Originator pursuant to Section 3 of the Warranty Agreement; (v) such Mortgage Loan is repurchased by the Ownership Certificateholder pursuant to
Section 11.01 of the Indenture; or (vi) such Specially Serviced Mortgage Loan is purchased (or sold to a third-party) by the Special Servicer pursuant to Section
6.05 of the Servicing Agreement.

            "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Mortgage Loan or Specially Serviced Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

            "Loan Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

            "Loan Originator": Southern Pacific Bank, a California banking corporation, and its successors in interest.

            "Loss Mortgage Loan": Any Mortgage Loan (i) as to which a Liquidation Event has occurred, (ii) with respect to which the Master Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance, or
(iii) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven, by modification or otherwise.

            "MAI Appraisal": Any appraisal prepared by an Independent member of the Appraisal Institute (who has five years' experience with property types comparable to the property type of the related Mortgaged Property and in the jurisdiction in which the related Mortgaged Property is located) required pursuant to Section 6.13 of the Servicing Agreement.

            "Margin": With respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, the percentages set forth below:

                        Class         Margin
                        -----         ------
                        A-1           0.28%
                        A-2           0.42%
                        A-3           0.60%
                        B             0.88%
                        C             1.55%
                        D             2.00%
                        E             2.35%

            "Master Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, and its successors in interest, or any successor servicer appointed as such as provided in the Servicing Agreement.

            "Master Servicing Duties": The duties and obligations of the Master Servicer under the Servicing Agreement.

            "Master Servicer Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Master Servicing Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. The Master Servicer Fee includes the fee payable to the Primary Servicer.

            "Master Servicing Fee Rate":  A fee rate of 0.30%.

            "Maturity": With respect to any Bond, the date, if any, as of which the principal of and interest on such Bond (or in the case of the Class S and Class X Bonds, the final Class S Scheduled Payment and Class X Scheduled Payment, respectively, or the Class S Early Termination Amount and Class X Early Termination Amount, respectively) has become due and payable as provided in the Indenture, whether at the Stated Maturity Date, if any, by declaration of acceleration or otherwise.

            "Maximum Offered Bond Rate": With respect to any Offered Bond (other than the Class S Bonds), 14.00% per annum.

            "Monitoring Bondholder": Each Holder (or Bond Owner, if applicable) of a Bond of a Monitoring Class as certified to the Indenture Trustee from time to time by such Holder or Bond Owner.

            "Monitoring   Class":  As   defined  in  Section 11.01(c)  of  the
Servicing Agreement.

            "Monthly Payment": The amount due in respect of any Mortgage Loan on any related Due Date, equal to the amount of the monthly payment that is scheduled to be due in respect thereof on such date in accordance with the terms of such Mortgage Loan in effect on the Closing Date (including any adjustments made from time to time after the Closing Date to the Mortgage Interest Rate in accordance with such terms), and assuming that each prior Monthly Payment has been made in a timely manner.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

            "Mortgage Collateral": As used with respect to the Bonds, the Pledged Mortgage Loans plus all payments thereon after the Cut-Off Date (excluding Prepayment Premiums collected on such Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date.

            "Mortgage Interest Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            "Mortgage Loan": Each of the mortgage loans which has been Granted as Collateral pursuant to the Indenture and accepted by the Indenture Trustee pursuant to Section 13.01 of the Indenture and from time to time held by the Indenture Trustee on behalf of the Bondholders, the Mortgage Loans so held pursuant to Section 13.01 of the Indenture being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used in this definition, the term "mortgage loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File but does not include the right to any Prepayment Premiums remitted by a Mortgagor with respect to a Mortgage Loan, which Prepayment Premiums shall be the property of the Mortgage Loan Seller.

            "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, each document or instrument set forth in clauses
(i)-(viii) of the definition of Mortgage Loan File, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all assumption, modification, consolidation, substitution and extension agreements, any physical assessment report of the Mortgaged Property, all surveys, all insurance policies, any environmental site assessment of the Mortgaged Property, any lease subordination agreements and tenant estoppels, any borrower's counsel opinions and other agreements, if any, pertaining to such Mortgage Loan.

            "Mortgage Loan File": With respect to any Pledged Mortgage Loan, collectively, the following documents:

             (i) the original executed Mortgage Note (or, if accompanied by a "lost note" affidavit, a copy thereof), endorsed by the Mortgage Loan Seller or the prior holder of record, in blank or as follows: "Pay to the order of LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, without recourse";

            (ii) an original of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

            (iii) an original of any related  Assignment of Leases and Rents (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

             (iv) an original  Assignment of Mortgage,  executed by the Mortgage
                  Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

             (v) an original assignment of any related Assignment of Leases and Rents (if such item is a document separate from the Mortgage), executed by the Mortgage Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

            (vi) originals or certified copies of all assumption, modification, consolidation, substitution and extension agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

            (vii) the  original  or a  copy  of the  policy  or  certificate  of lender's title insurance issued on the date of the origination of such Pledged Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy, or, with respect to each related Mortgage Loan for which the related Mortgaged Property is located in a jurisdiction which does not provide for a lender's title insurance policy, an attorney's opinion of title by an attorney licensed to practice Law in the jurisdiction where the related Mortgaged Property is located;

            (viii)either  (A)  the  originals  of  all  intervening  assignments
                  (other than the assignments set forth above), if any, including warehousing assignments, with evidence of recording thereon, (B) copies of such assignments certified by a title company, if any, or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office, or (C) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost; and

             (ix) any escrow, guarantee and environmental liability agreement.

provided, that whenever the term "Mortgage Loan File" is used to refer to documents actually received by the Indenture Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Indenture Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent a Responsible Officer of the Indenture Trustee or Custodian has actual knowledge of their existence.

            "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between the Mortgage Loan Seller and the Depositor regarding the sale, transfer and assignment of the Mortgage Loans to the Depositor, a copy of which is attached to the Indenture as Exhibit F.

            "Mortgage Loan Schedule": The list of Mortgage Loans sold by the Mortgage Loan Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement which were simultaneously transferred to the Issuer pursuant to the Deposit Trust Agreement and pledged by the Issuer to the Indenture Trustee and granted as Collateral to secure the Bonds pursuant to the Indenture. Such list is attached to the Servicing Agreement as Exhibit A, to the Indenture as
Schedule I, and to the Mortgage Loan Purchase Agreement as Exhibit A.

            "Mortgage  Loan  Seller":   Imperial  Credit   Commercial   Mortgage
Investment Corp., a Maryland corporation, and its successors in interest.

            "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

            "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "New Lease": Any lease of an REO Property entered into at the direction of the Special Servicer on behalf of the Issuer, including any lease renewed, modified or extended on behalf of the Issuer, if the Issuer has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, in respect of a Mortgage Loan which together with interest thereon, in the reasonable good faith judgment of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, will not, or, in the case of a proposed Advance, would not, together with interest at the Advance Rate thereon, be ultimately recoverable by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, from net proceeds and collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts, which determination shall be set forth in a Nonrecoverable Advance Certificate filed with the Indenture Trustee. The Indenture Trustee and the Fiscal Agent may conclusively rely on the determination of nonrecoverability made by the Master Servicer or the Special Servicer.

            "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer of the Master Servicer, or by a Responsible Officer of the Indenture Trustee or the Fiscal Agent, as applicable, setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, forming the basis of such determination (including but not limited to copies of information such as related income and expense statements, any appraisals, rent rolls, occupancy status, property inspections, and other Servicer inquiries with respect to the value of the related Mortgaged Property).

            "Non-Registered Bond": Any Bond that has not been registered under the Securities Act. As of the Closing Date, the Non-Registered Bonds are the Class X, Class F, Class G and Class H Bonds.

            "Non-U.S.  Person":  A person other than a U.S.  Person.

            "Offered Bonds": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D or Class E Bond.

            "Officer's Certificate": A certificate signed by any one Authorized Officer of the Person from whom said certificate is required or, in the case of an Officer's Certificate of the Issuer, a certificate signed by any Authorized Officer of the Owner Trustee, and, to the extent delivered to the Indenture Trustee, complying with the applicable requirements of Section 14.01 of the Indenture. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

            "One-Month LIBOR": With respect to any Payment Date, the applicable one-month LIBOR rate for one-month U.S. dollar deposits, determined as set forth in Section 1.03 of the Indenture.

            "Operative Agreements": The Indenture, the Servicing Agreement, the Primary Servicing Agreement, the Deposit Trust Agreement, the Holding Trust Agreement, the Administration Agreement, the Mortgage Loan Purchase Agreement and the Warranty Agreement.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Issuer, the Depositor, the Mortgage Loan Seller, the Master Servicer, or Special Servicer (if required to be delivered under any of the Operative Agreements, then acceptable and delivered to the Indenture Trustee), except that any opinion of counsel relating to (i) federal income taxation matters, (ii) the resignation of the Master Servicer or the Special Servicer pursuant to Section 3.11 of the Servicing Agreement, or (iii) any actions or duties which cannot be undertaken or are no longer permitted under applicable Law, must be an opinion of counsel who is Independent.

            "Outstanding": Shall mean, as of any date of determination, all Bonds theretofore authenticated and delivered under the Indenture, except:

          (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

          (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any other Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee or any other Paying Agent, has been made; and

          (iii)Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to the Indenture, other than any such Bonds in respect of which there shall have been presented to the Bond Registrar proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of Bonds with the requisite aggregate Bond Principal Amount, or representing the requisite percentage of Voting Rights, have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, except as otherwise expressly provided herein, Bonds owned by the Issuer, any other obligor on Bonds or the Depositor (each of the foregoing Persons, solely for purposes of this definition, an "Interested Person") or by any Affiliate of an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Bonds), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Bond Registrar knows to be so owned shall be so disregarded, and also except that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Bond Registrar in its sole discretion the pledgee's right to act with respect to such Bonds and that the pledgee is not an Interested Person or any Affiliate of an Interested Person.

            "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, or its successors in interest, in its capacity as trustee under the Deposit Trust Agreement.

            "Owner Trustee Calculation Fee Rate" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $4,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Owner Trustee Fee": An annual fee of $4,000.00, payable monthly on each Payment Date, plus any additional fees and expenses payable to the Owner Trustee, as set forth in the written Fee and Indemnity Agreement among the Owner Trustee, the Mortgage Loan Seller and the Depositor.

            "Owner Trustee's Agent": Any agent or attorney of the Owner Trustee appointed by the Owner Trustee to execute one or more of the trusts or powers hereunder.

            "Owner Trustee's Office": The principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Owner Trustee set forth in Section 13.4 of the Deposit Trust Agreement.

            "Ownership Certificate": The certificate which represents 100% of the Issuer's Equity, with an "Ownership Certificate" designation on the face thereof, executed and authenticated by the Owner Trustee and substantially in the form of Exhibit A attached to the Deposit Trust Agreement.

            "Ownership Certificateholder": With respect to the Ownership Certificate, the Person in whose name the Ownership Certificate is registered on the Ownership Certificate Register. Initially, the Holding Trust shall be the Ownership Certificateholder.

            "Ownership Interest": As to any Bond, any ownership or security interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for a Paying Agent specified in Section 3.03 of the Indenture and is authorized and appointed pursuant to Section 3.03 of the Indenture by the Issuer to pay the principal of, or interest on any Bonds on behalf of the Issuer. The principal office of the initial Paying Agent is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674.

            "Payment Account": The segregated trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 8.01 of the Indenture.

            "Payment Date": The 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 1999. The final Payment Date on any Bond shall occur only after due notice by the Indenture Trustee and only upon presentation and surrender of such Bond at the location specified on the notice given by the Indenture Trustee.

            "P&I Advance": As to any Mortgage Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.05 of the Servicing Agreement. Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to and without duplication, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such P&I Advance through and including the date of payment or reimbursement.

            "Percentage Interest": With respect to any Bond, the portion of the relevant Class evidenced by such Bond, expressed as a percentage, the numerator of which is the initial Bond Principal Amount of such Bond as of the Closing Date, as specified on the face thereof, and the denominator of which is the initial aggregate Bond Principal Amount of the relevant Class.

            "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be available for distribution:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) federal funds, time deposits in, unsecured certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the Laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating and a maturity of not more than 365 days;

          (iii)commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the
               Required   Rating  for   short-term   debt;

          (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

          (v) units of taxable money market funds, which funds seek to maintain a constant asset value and have been rated "AAAm" or "AAAmg" by Standard & Poor's, and by any other Rating Agency in its highest rating category, or which have been designated in writing by each Rating Agency as Permitted Investments for purposes of this definition; and

          (vi) any  other  obligation  or  security  acceptable  to each  Rating
               Agency, as confirmed in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds;

provided,  however,  that no such instrument shall be a Permitted  Investment if
(v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating;
(y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

            "Phase I Environmental Report": A report similar in form and substance to a "phase I" report, as described in, and meeting the criteria of,
(i) Chapter 5 of the Federal National Mortgage Association Multifamily Guide or any successor provisions covering the same subject matter, in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is a non-multifamily property.

            "Plan": Any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code.

            "Pledged Account": Any account, including the Collection Account and the Payment Account, Granted as security for the Bonds.

            "Pledged Mortgage Loan": Any one of the Mortgage Loans pledged to the Indenture Trustee by the Issuer pursuant to the granting clause of the Indenture, that from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I of the Indenture.

            "Predecessor Bond": With respect to any Bond and Class, every previous Bond and Class evidencing all or a portion of the same debt as that evidenced by such Bond; for the purpose of this definition, any Bond authenticated and delivered under Section 2.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Bond of the same Class shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

            "Prepayment Interest Excess": With respect to any Payment Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date occurring in the related Collection Period, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

            "Prepayment Interest Shortfall": With respect to any Payment Date, for each Non-Specially Serviced Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the Due Date occurring in the related Collection Period, the amount of interest that would have accrued at the Remittance Rate (but without subtracting the Indenture Trustee Fee from the calculation thereof) for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment. The right to receive Prepayment Premiums shall be retained by the Mortgage Loan Seller.

            "Primary Servicer": Initially, Southern Pacific Bank, pursuant to the Primary Servicing Agreement.

            "Primary Servicing Agreement": The Primary Servicing Agreement, dated as of February 1, 1999, between the Master Servicer and the Primary Servicer regarding the initial primary servicing of the Mortgage Loans (except for Specially Serviced Mortgage Loans) by the Primary Servicer, and any amendments or supplements thereto.

            "Prime Rate": As of any day, the per annum rate reported as the "Prime Rate" in The Wall Street Journal on the immediately preceding Business Day.

            "Principal Payment Amount": With respect to any Payment Date, the aggregate of the following:

          (i) the principal portions of all Monthly Payments (other than Balloon Payments) due, and any Assumed Monthly Payments deemed due, as the case may be, in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, to the extent such Monthly Payments or Assumed Monthly Payments, as applicable, are received during such Collection Period or a P&I Advance is made with respect to such Monthly Payments or Assumed Monthly Payments prior to such
               Payment   Date;

          (ii) all payments (including Principal Prepayments and Balloon Payments, but excluding Prepayment Premiums) and other collections (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer or Special Servicer, as applicable, as recoveries of principal thereof, in each case net of any portion of such payment or other collection that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (iii)if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (A) the Principal Payment Amount for the immediately preceding Payment Date, over (B) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.

            "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Private Bonds": The Class X, Class F, Class G and Class H Bonds.

            "Proceeding": Any suit in equity, action at Law or other judicial or administrative proceeding.

            "Property Protection Advance": Any expenses identified in the Servicing Agreement as Property Protection Expenses which are required to be advanced by the Master Servicer, or by the Special Servicer, consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, or by the Indenture Trustee or the Fiscal Agent, to the extent the Master Servicer or the Special Servicer fails to make such advances.

            "Property Protection Expenses": The following costs and expenses, but, with respect to items (ii) through (xiii) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report as to the Special Servicer, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (i) real estate taxes, assessments and similar charges; (ii) premiums for insurance; (iii) utility costs; (iv) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (v) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (vi) property management fees; (vii) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (viii) permits, licenses and registration fees and costs; (ix) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (x) any expense necessary in order to prevent or cure a material violation of any applicable Law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (xi) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (xii) other such reasonable marketing, legal, accountants expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under the Servicing Agreement; and (xiii) such other expenses as are reasonable and immediately necessary to operate a Mortgaged Property or REO Property and to protect and maintain the lien of the Mortgage on such Mortgaged Property or REO Property or to enforce the related Mortgage Loan Documents.

            "Prospectus": The prospectus, dated February 19, 1999 of the Depositor.

            "Prospectus Supplement": The prospectus supplement, dated March 5, 1999 to the Prospectus prepared by the Depositor in connection with the offering of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D and Class E Bonds.

            "PTCE": A "prohibited transaction class exemption", as related to ERISA.

            "Purchase Price": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the date of purchase, together with (i) all unpaid accrued interest thereon at the Mortgage Interest Rate on such Mortgage Loan from the date as to which interest was last paid by the related Mortgagor to the Due Date in the Collection Period in which the relevant repurchase is to occur, (ii) all related unreimbursed Property Protection Advances, (iii) all accrued and unpaid interest on related Advances, (iv) any related compensation payable to the Special Servicer, and (v) any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

            "QIB": A "qualified institutional buyer" within the meaning of Rule 144A.

            "QRS": A "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

            "Qualified Insurer":  An insurance company:

          (i) duly qualified as such under the Laws of the state in which the related Mortgaged Property is located;

          (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

          (iii)whose claims paying ability is rated at least "A" by each Rating Agency (or, if not rated by each of the Rating Agencies, rated at least "A" by Standard & Poor's and any other nationally recognized statistical rating organization which rates the claims paying ability of such insurance company.

            "Rated Bond": Any of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class H Bonds.

            "Rating Agency":  Each of Standard & Poor's and DCR.

            "Real Estate Loan Purchase and Sale Agreements": Collectively, those four individual Agreements for Purchase and Sale of Real Estate Loans, dated as of October 1, 1997, December 8, 1997, March 27, 1998 and June 30, 1998, each between the Mortgage Loan Seller and the Loan Originator, whereby the Mortgage Loan Seller acquired the Mortgage Loans from the Loan Originator.

            "Realized  Loss":  With respect to each Loss Mortgage Loan for which
(A) an event set forth in clause (i) or (ii) of the definition of Loss Mortgage Loan has occurred, an amount equal to (i) the Stated Principal Balance of the Loss Mortgage Loan as of the date of such event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such event occurred on the Stated Principal Balance of such Loss Mortgage Loan outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan, or (B) an event set forth in clause (iii) of the definition of Loss Mortgage Loan has occurred, the amount determined to have been permanently forgiven.

            With respect to each Loss Mortgage Loan with respect to which an Advance previously made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Mortgage Loan) as of the date of such determination, plus
(ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Mortgage Loan) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan.

            With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.
Realized Losses will not be allocated to reduce the Bond Principal Amounts of the Bonds.

            "Record Date": With respect to any Class of Bonds, the Ownership Certificate or the Holding Trust Certificate for any Payment Date, the last Business Day of the month immediately preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, the Closing
Date).

            "Redemption Date": The Payment Date specified by the Indenture Trustee for the redemption of Bonds of any Class pursuant to Section 11.01 of the Indenture.

            "Redemption Price": The greater of (i) the Bond Redemption Amount and (ii) the aggregate fair market value of the Mortgage Loans and any REO Properties included in the Trust Estate.

            "Registration Statement": The Depositor's Registration Statement on Form S-3, No. 333-61305, which was filed with the Commission pursuant to the Securities Act and declared effective on November 20, 1998.

            "Registered Bond":  Any Bond registered under the Securities Act.

            "Registered Holder": The Person whose name appears on the Bond Register on the applicable Record Date.

            "REIT":  A "real  estate  investment  trust"  within the  meaning of
Section 856(a) of the Code.

            "Remittance Date": With respect to each Payment Date, one Business Day preceding such Payment Date.

            "Remittance Rate": With respect to any Mortgage Loan as of any Payment Date, the per annum rate equal to the excess of the related Mortgage Interest Rate (without giving effect to any modification, waiver, or amendment or other reduction thereof following the Cut-Off Date) after giving effect to the Master Servicer Fee and the Indenture Trustee Fee on the Mortgage Loans as of the Due Date in the month preceding the month in which such Payment Date occurs.

            "Remittance Report": The report prepared pursuant to Section 4.09(a) of the Servicing Agreement.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 6.06 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bond Series 1999-1, REO Account" and which must be an Eligible Account.

            "REO Account Report": The report prepared pursuant to Section 6.08(b) of the Servicing Agreement.

            "REO Acquisition": The acquisition by the Special Servicer on behalf of the Issuer for the benefit of the Bondholders of any Mortgaged Property.

            "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Issuer through foreclosure or by deed in lieu of foreclosure, or otherwise in connection with a defaulted Mortgage Loan, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds,
Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

            "REO Proceeds": Proceeds received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Issuer and is part of the Trust Estate securing the Bonds through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

            "Representative": J.P. Morgan Securities Inc., acting on behalf of the several Underwriters pursuant to the Underwriting Agreement.

            "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit B to the Servicing Agreement.

            "Required Rating": For purposes of the definition of "Permitted Investments" the following ratings:

            (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits; or

            (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits.

            "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

            "Responsible Officer": As used with respect to the Indenture Trustee or the Fiscal Agent, any officer assigned to and working in its Asset Backed Securities Trust Services Group with direct responsibility for the administration of the Servicing Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            As used with respect to the Owner Trustee, any officer of the Owner Trustee assigned to the Owner Trustee's Office with direct responsibility for the administration of the Owner Trust Agreement and also, with respect to a particular matter, any officer of the Owner Trustee employed within the Owner Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Depositor and the Indenture Trustee by the Owner Trustee, as such list may from time to time be amended.

            As used with respect to the Holding Trustee, any officer of the Holding Trustee assigned to the Holding Trustee's Office with direct responsibility for the administration of the Holding Trust Agreement and also, with respect to a particular matter, any officer of the Holding Trustee employed within the Holding Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Trustor by the Holding Trustee, as such list may from time to time be amended.

            "Retained Public Bonds": The Class D and Class E Bonds.

            "Rule 144A":  Rule 144A under the Securities Act.

            "Scheduled Payments": Any of the Class S Scheduled Payments and the Class X Scheduled Payments, as applicable.

            "Securities Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Servicer":   The  Master  Servicer  or  the  Special  Servicer,  as
applicable.

            "Servicer Event of Default": One or more of the events described in Section 9.01 of the Servicing Agreement.

             "Servicing Agreement": The Servicing Agreement dated as of February 1, 1999, among the Issuer, the Indenture Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and any amendments or supplements thereto.

            "Servicing Expense": Any fees, expenses or advances payable or reimbursable to the Master Servicer or the Special Servicer under the Servicing Agreement or otherwise in connection with the servicing and administration of the Mortgage Collateral thereunder.

            "Servicing Fee": With respect to any Mortgage Loan and (a) the Master Servicer, the Master Servicer Fee; or (b) the Special Servicer, the Special Servicing Fee, as applicable.

            "Servicing Files":  With respect to any Mortgage Loan:

          (i)  each related appraisal;

          (ii) any  related  physical  assessment  report;

          (iii)any related  Environmental Site Assessment;

          (iv) each related Insurance Policy required by the terms of the Mortgage Loan Documents together with proof of payment of premiums relating thereto; and

          (v) any and all documents in the possession of the Mortgage Loan Seller or any Affiliate or agent thereof generated or obtained in connection with the origination or servicing of such Mortgage Loan (other than any document included in the definition of "Mortgage Loan File").

            "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer or its general partner, if applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans under the Servicing Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Indenture Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended by the related Servicer.

            "Servicing Transfer Date": The date after (i) the occurrence of a Servicing Transfer Event and (ii) the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c) of the Servicing Agreement.

            "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days;
(v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(vi) any other material default has, in the Master Servicer's judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage; (vii) the related Mortgaged Property becomes REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the Mortgage; or (ix) an event has occurred which, in the reasonable judgment of the Master Servicer, has or will materially and adversely affect the value of the Mortgaged Property.

            "Shortfall Amount": Any Class S Shortfall or Class X Shortfall, as applicable.

            "Special Servicer's Appraisal Reduction Estimate": Any estimate of the value of a Mortgaged Property prepared by the Special Servicer as required by Section 6.13(a) of the Servicing Agreement.

            "Special Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, or its successors in interest or any successor special servicer appointed as such as provided in the Servicing Agreement.

            "Special  Servicing  Fee":  With respect to each Specially  Serviced
Mortgage Loan and any Payment Date, an amount equal to one-twelfth of the product of (a) the Special Servicing Fee Rate and (b) the Stated Principal Balance of each Specially Serviced Mortgage Loan or REO Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Special Servicing Fee Rate":  A fee rate of 0.45%.

            "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.10 of the Servicing Agreement.

            "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth in Section 6.08 of the Servicing Agreement.

            "Standard & Poor's": Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. or its successor in interest.

            "State": Any one of the 50 states of the United States of America, or the District of Columbia.

            "Stated Maturity Date": June 1, 2030, which is the Payment Date occurring two years after the scheduled Loan Maturity Date of the latest maturing Mortgage Loan.

             "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, an amount equal to (x) the related Cut-Off Date Balance, minus (y) the sum, without duplication, of:

          (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-Off Date, to the extent received from the Mortgagor or advanced by the Master Servicer, Indenture Trustee or Fiscal Agent (in the case of any delinquent Monthly Payment) and distributed to Bondholders prior to such date of determination;

          (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination.

          (iii)the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination; and

          (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Collection Period for the most recent Payment Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

          (i) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Bondholders prior to such date of determination; and

          (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Bondholders prior to such date of determination.

A Mortgage Loan shall be deemed to be owned by the Issuer and pledged as Collateral to secure the Bonds and to have an outstanding Stated Principal Balance through and including the Payment Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Bondholders.

            "Successor Person": As defined in Section 3.13(a) of the Indenture.

            "Transfer":   Any  direct  or  indirect   transfer,   sale,  pledge,
hypothecation, or other form of assignment of any Ownership Interest in a Bond.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

            "Transferor": Any Person who is Transferring any Ownership Interest in a Bond.

            "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer or a Trust Estate) of the United States Department of the Treasury.

            "Trust":  The Issuer.

            "Trust Estate":  The corpus of the Trust created by the Depositor as of the Closing Date and to be administered pursuant to the Deposit Trust Agreement, consisting of all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from: (a) the Mortgage Loans listed in the Mortgage Loan Schedule annexed to the Indenture as Schedule I, and all payments thereon after the Cut-Off Date (excluding the right to receive Prepayment Premiums with respect to the Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan, but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date;
(b) the rights of the Issuer to enforce  remedies  against the Master  Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent under the Servicing Agreement, against the Administrator under the Administration
Agreement, against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement or the Loan Originator under the Warranty Agreement; (c) the Payment Account; (d) the Collection Account; (e) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Issuer under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Trustor": The Mortgage Loan Seller, solely in its capacity as the trustor of the Holding Trust created pursuant to the Holding Trust Agreement.

            "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico Law, as applicable.

            "Unaffiliated Party": With respect to any Person, any Person other than an Affiliate.

            "Underwriters": J.P. Morgan Securities Inc., Prudential Securities Incorporated and Imperial Capital, LLC (an Affiliate of the Depositor and the Mortgage Loan Seller).

            "Underwriting Agreement": A certain underwriting agreement, dated March 5, 1999, among the several Underwriters, as purchasers of the Underwritten Bonds, the Depositor and the Mortgage Loan Seller.

            "Underwritten Bonds": The Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction, as amended from time to time.

            "U.S. Person": A citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in or under the Laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence as of August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            "Voting Rights": The portion of the voting rights of all of the Bonds which is assigned to any Class of Bond as of the date of determination. The voting rights shall be (i) (A) 2.0% in the case of the Class S Bonds, provided that the Voting Rights of the Class S Bonds shall be reduced to zero upon the payment in full of all the Class S Scheduled Payments and any unpaid Class S Shortfalls and accrued interest thereon (B) 1.0% in the case of the Class X Bonds, provided that the Voting Rights of the Class X Bonds will be reduced to zero upon the payment in full of all the Class X Scheduled Payments and any unpaid Class X Shortfalls and accrued interest thereon (as used in this definition, the sum of such percentages from time to time, is referred to as the "Fixed Voting Rights Percentage"); and (ii) in the case of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G and Class H Bonds, a percentage equal to product of (A) 100% minus the Fixed Voting Rights Percentage multiplied by (B) a fraction, the numerator of which is equal to the aggregate Outstanding Bond Principal Amount of any such Class (the Bond
Principal Amount of each of the Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-3 Bonds shall be notionally reduced, in that order and solely for the purposes of determining the Voting Rights of the related Class on any such Payment Date to the extent of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Class, if applicable, on such Payment Date) and the denominator of which is equal to the aggregate Outstanding Bond Principal Amounts of all Classes of Bonds (other than the Class S and Class X Bonds), which shall be reduced solely for this purpose by the aggregate amount of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Classes, if applicable. To the extent that the aggregate of the Appraisal Reduction Amounts and Realized Losses for any Payment Date exceed the Bond Principal Amount for any Class, such excess will be applied to notionally reduce the Bond Principal Amount of the next most subordinate Class of Bonds on such Payment Date solely for such purpose, provided, however, that no Bond Principal Amount in respect of any such Class may be notionally reduced below zero. The Voting Rights of any Class of Bonds shall be allocated among the Bondholders of such Class in proportion to their respective Percentage Interests.

            "Weighted Average Remittance Rate": With respect to any Payment Date, (i) the rate per annum equal to the weighted average, by Stated Principal Balance, expressed as a percentage and rounded to eight decimal places, of the Remittance Rates on the Mortgage Loans prior to giving effect to distributions thereon in the Collection Period immediately preceding such Payment Date, less
(ii) the Additional Fee Rate; provided that for purposes of calculating the Weighted Average Remittance Rate, the Mortgage Interest Rates will not reflect any default interest or increase in a Mortgage Interest Rate occurring after the related Loan Maturity Date. The Mortgage Interest Rates will also be determined without regard to any Mortgage Loan modifications, waivers or amendments entered into after the Cut-Off Date. If a Mortgage Loan accrues interest based on a 360-day year consisting of twelve 30-day months, its interest rate for any month that is not a 30-day month will be recalculated so that the amount of interest that would accrue at that rate in such month, calculated based on the actual number of days elapsed in such month and a 360-day year, will equal the amount of interest that actually accrues on that Mortgage Loan in that month.

            "Workout Fee": The fee payable at the Workout Fee Rate to the Special Servicer with respect to each Corrected Mortgage Loan.

            "Workout Fee Rate": A fee with respect to a Corrected Mortgage Loan of 1.0% of each collection of interest (other than default interest) and principal (including Monthly Payments, Principal Prepayments, and Balloon Payments at the Loan Maturity Date), received on each Corrected Mortgage Loan for so long as it remains a Corrected Mortgage Loan.

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


                 ICCMAC Multifamily and Commercial Trust 1999-1
                      Collateralized Mortgage Bonds 1999-1

                                                                                         Original     Cut-Off
Loan Id       Property Address                          City             State  ZIP Code Balance      Date Balance
---------    -----------------------------------------  ---------------- ------ -------- ----------  ------------
1630010860    1029 S RECORD AVE                         LOS ANGELES        CA   90023    $175,000     $167,199
1650010884    9863 ALONDRA BLVD                         BELLFLOWER         CA   90706    $208,000     $188,994
1650010970    1514-1516 W MANCHESTER BLVD               LOS ANGELES        CA   90047    $189,200     $181,507
1650010992    4243-4247 BURNS AVE                       LOS ANGELES        CA   90029    $203,400     $194,572
1650011009    1137 E. 7TH ST.                           LONG BEACH         CA   90813    $185,000     $166,674
1650011176    127 N. CHICAGO STREET                     LOS ANGELES        CA   90033    $157,250     $152,792
1650011307    133-135 1/2 73RD STREET                   LOS ANGELES        CA   90003    $117,000     $111,636
1650011353    1537 PINE AVENUE                          LONG BEACH         CA   90813    $180,000     $174,363
1650012477    3926 DALTON AVENUE                        LOS ANGELES        CA   90062    $157,250     $154,248
1650012536    1746 HAUSER BLVD.                         LOS ANGELES        CA   90019    $166,500     $163,510
1650013002    240-244 WEST OLIVER STREET                LOS ANGELES        CA   90731    $106,250     $103,843
1650013105    437-441 1/2 WEST 4TH STREET               LONG BEACH         CA   90802    $116,400     $111,533
1650013429    4005 URSULA AVE                           LOS ANGELES        CA   90008    $322,150     $319,477
1650013432    4238 8TH AVE                              LOS ANGELES        CA   90008    $187,000     $185,446
1650013626    4506-4514 & 1/2 South Normandie Avenue    Los Angeles        CA   90037    $167,000     $165,782
1700010320    3860 WEST 139TH STREET                    HAWTHORNE          CA   90250    $115,500     $104,052
1700010420    5308 LANKERSHIM BLVD                      NORTH HOLLYWOOD    CA   91601    $85,000      $79,867
1700010464    7494-7501 SANTA MONICA BLVD               WEST HOLLYWOOD     CA   90046    $175,000     $167,605
1700010497    17326 WOODRUFF AVENUE                     BELLFLOWER         CA   90706    $350,000     $334,559
1720010854    5518-5530 LONG BEACH BLVD                 LONG BEACH         CA   90805    $230,000     $175,882
1720010996    10142-10142 1/2 RIVERSIDE DR              NORTH HOLLYWOOD    CA   91602    $195,000     $186,334
1720011304    2408-2416 SLAUSON AVENUE                  LOS ANGELES        CA   90043    $142,200     $138,624
1720012241    10300 PRAIRE AVENUE                       INGLEWOOD          CA   90303    $157,250     $152,564
1720012333    2314-2330 SOUTH VERMONT AVENUE            LOS ANGELES        CA   90007    $275,000     $269,675
1720012709    501 E. 23RD ST.                           LOS ANGELES        CA   90011    $208,250     $197,638
1720012974    118-118 1/2 NORTH MAIN STREET             LAKE ELSINORE      CA   92530    $71,600      $70,046
2700010913    8583 MELROSE AVENUE                       WEST HOLLYWOOD     CA   90069    $243,750     $237,088
3650011398    427 SOUTH BARRANCA AVE. #1-12             COVINA             CA   91723    $230,000     $129,894
3650011409    1042 THE STRAND                           HERMOSA BEACH      CA   90254    $240,000     $157,840
3650011416    5236 KESTER AVE.                          VAN NUYS           CA   91408    $180,000     $84,764
3650011424    1528 PROSPECT AVENUE                      SAN GABRIEL        CA   91776    $92,021      $11,255
3700011598    125 SOUTH MAIN                            FALLBROOK          CA   92028    $300,000     $262,759
3700011892    2155-2187 EAST HUNTINGTON DRIVE           DUARTE             CA   91010    $800,000     $576,797
3720011393    22200 MAIN STREET                         CARSON             CA   90540    $275,000     $57,421
3720011402    1848 SARATOGA AVENUE                      SAN JOSE           CA   95129    $300,000     $63,502
3720011403    240 G STREET                              DAVIS              CA   95616    $112,000     $42,335
3720011404    619 S. BROOKHURST ST                      ANAHEIM            CA   92804    $270,000     $89,935
3720011405    897 W. EL CAMINO REAL                     SUNNYMEAD          CA   94087    $125,000     $48,403
3720011427    3343-3345 STATE STREET                    SANTA BARBARA      CA   93102    $350,000     $68,080
3720011432    2509 & 2519 N. LAKE AVENUE                ALTADENA           CA   91107    $125,986     $103,887
3720011612    230  G  STREET                            DAVIS              CA   95617    $388,000     $148,012
3720011616    3117 EAST GARVEY AVENUE NORTH             WEST COVINA        CA   91790    $425,000     $10,175
21630011696   349 N. VECINO DRIVE                       COVINA             CA   91723    $199,500     $194,940
21630012785   526 S. UNION AVE                          Los Angeles        CA   90017    $269,000     $266,652
21630012904   6917 PLASKA AVENUE                        Huntington Park    CA   90255    $133,000     $130,965
21630012928   19136 SHERMAN WAY                         Reseda             CA   91335    $132,300     $120,176
21630012931   707-709 CRENSHAW BLVD.                    LOS ANGELES        CA   90005    $182,000     $178,547
21630012954   10220 S. BROADWAY                         Los Angeles        CA   90003    $156,500     $154,375
21630012959   1113-1119 PACIFIC AVE                     Long Beach         CA   90813    $126,225     $124,298
21630012960   950 NORTH ACACIA AVENUE                   Compton            CA   90220    $165,000     $162,215
21630012972   10227 SOUTH 10TH AVENUE                   INGLEWOOD          CA   90303    $145,000     $142,904
21630012973   10204 TUJUNGA CANYON BLVD.                Tujunga            CA   91042    $156,000     $153,774
21630012975   6889 LONG BEACH BLVD.                     Long Beach         CA   90805    $385,000     $379,772
21630012976   6867-6877 LONG BEACH BLVD.                Long Beach         CA   90805    $280,000     $276,197
21630012977   815 GREEN AVENUE                          Los Angeles        CA   90017    $180,320     $177,871
21630012990   1430 CHESTNUT AVE.                        Long Beach         CA   90813    $147,000     $145,004
21630012992   11720 RUNNYMEDE STREET                    North Hollywood    CA   91605    $686,000     $676,417
21630013010   3147-3155 EL SEGUNDO BLVD.                Lynwood            CA   90262    $620,000     $611,816
21630013027   2422 MALABAR STREET                       LOS ANGELES        CA   90033    $109,900     $108,354
21630013028   401-407 11TH AVENUE                       Greeley            CO   80631    $132,850     $131,018
21630013029   415 S. BOYLE AVE.                         Los Angeles        CA   90033    $221,000     $217,999
21630013030   3600-3602 BELL AVENE                      Bell               CA   90201    $156,000     $153,996
21630013032   12315 BURBANK BLVD.                       Los Angeles        CA   91607    $136,500     $134,547
21630013034   940 ARAPAHOE ST.                          Los Angeles        CA   90006    $385,000     $379,881
21630013037   2923-29 LIBERTY BLVD.                     SOUTH GATE         CA   90280    $152,750     $151,323
21630013045   13633 DOTY AVENE                          Hawthorne          CA   90250    $1,350,000   $1,331,398
21630013048   1617 E. 6TH ST.                           Long Beach         CA   90802    $221,250     $218,263
21630013050   430 GAVIOTA AVENUE                        Long Beach         CA   90802    $285,000     $281,153
21630013063   4906 AUGUST STREET                        Los Angeles        CA   90008    $260,000     $256,454
21630013064   21125 SATICOY ST                          Canoga Park        CA   91304    $711,000     $701,591
21630013068   6812-20 WOODMAN AVE                       VAN NUYS           CA   91405    $240,000     $236,974
21630013070   1040 OHIO AVENUE                          Long Beach         CA   90804    $213,000     $210,124
21630013071   612-620 1/2 SOUTH EASTERN AVENUE          Los Angeles        CA   90022    $168,000     $165,164
21630013090   4562-4574 E LESTER ST                     TUCSON             AZ   85712    $129,000     $127,349
21630013109   2919 CARMONA AVENUE                       Los Angeles        CA   90016    $146,250     $144,400
21630013111   131 MCCLELLAND STREET                     Salt Lake City     UT   84102    $130,000     $128,265
21630013137   318 E. LOUISE ST.                         Long Beach         CA   90805    $122,500     $119,638
21630013143   1365 NEWPORT AVENUE                       Long Beach         CA   90804    $210,000     $207,208
21630013149   1614 CHERRY AVE.                          Long Beach         CA   90804    $207,750     $205,066
21630013152   1520 LOCUST AVE.                          Long Beach         CA   90813    $100,750     $99,542
21630013164   219 N. AVENUE 51                          Los Angeles        CA   90042    $924,000     $911,366
21630013185   685 SOUTH CORONADO STREET                 Los Angeles        CA   90057    $219,000     $216,654
21630013186   9173 WOODMAN AVENUE                       Pacoima            CA   91331    $159,250     $157,455
21630013193   938 EAST 6TH STREET                       Long Beach         CA   90802    $165,000     $162,712
21630013195   3276 SOUTH POLK STREET                    Dallas             TX   75224    $178,750     $176,648
21630013204   1419 SOUTH TAMARIND AVENUE                Compton            CA   90220    $130,000     $122,433
21630013207   413 W. QUEEN ST.                          Inglewood          CA   90301    $155,400     $150,487
21630013216   1250 NORTH H STREET                       OXNARD             CA   93030    $600,000     $593,947
21630013217   3835 WISCONSIN STREET                     Los Angeles        CA   90037    $122,500     $121,036
21630013218   406 N. NORMANDIE AVENUE                   Los Angeles        CA   90004    $164,500     $149,496
21630013222   6122 MESA AVENUE                          Los Angeles        CA   90042    $77,000      $75,976
21630013241   4852 WEST AVENUE L-10                     Quartz Hill Area   CA   93536    $176,250     $174,143
21630013243   6525 NORTH FULTON AVENUE                  VAN NUYS           CA   91401    $224,700     $221,926
21630013246   2710 W. 141ST. PLACE                      Gardena            CA   90249    $157,750     $155,956
21630013256   10400-10404 S. CRENSHAW BLVD.             Inglewood          CA   90303    $297,500     $294,149
21630013258   6113 WEST FOUNTAIN AVENUE                 Los Angeles        CA   90028    $352,000     $348,035
21630013263   10029 SEPULVEDA BLVD                      MISSION HILLS      CA   91345    $120,000     $116,976
21630013265   6846 LAUREL CANYON BLVD.                  North Hollywood    CA   91605    $129,500     $125,118
21630013266   14931 ROSCOE BLVD                         VAN NUYS           CA   91402    $787,500     $778,629
21630013272   648 W 92ND ST                             LOS ANGELES        CA   90044    $288,750     $285,483
21630013273   732 W. 76TH STREET                        Los Angeles        CA   90044    $116,250     $114,860
21630013275   1140 S WESTMORELAND AVE                   Los Angeles        CA   90006    $136,500     $134,895
21630013276   169 S BURLINGTON AVE                      LOS ANGELES        CA   90057    $148,750     $146,519
21630013281   3577 SANBORN AVENUE                       Lynwood            CA   90262    $176,000     $173,986
21630013306   833-839 GAVIOTA AVENUE                    Long Beach         CA   90813    $324,100     $320,433
21630013307   1132  N. WILMINGTON BOULEVARD             Wilmington         CA   90744    $937,500     $927,258
21630013310   1812 S. BONNIE BRAE STREET                Los Angeles        CA   90006    $105,000     $103,812
21630013311   211 & 217 E. 24TH STREET                  Los Angeles        CA   90011    $236,250     $233,537
21630013320   1017 MYRTLE AVENUE                        Inglewood          CA   90301    $168,000     $166,133
21630013340   1518 N. SPURGEON STREET                   Santa Ana          CA   92701    $607,500     $600,363
21630013341   215 E. 15TH STREET                        Santa Ana          CA   92701    $1,822,500   $1,802,174
21630013345   12521 SATICOY STREET                      North Hollywood    CA   91605    $232,500     $230,018
21630013346   1354,1374,1378,1384,1388 & 1394 5TH AVE   Upland             CA   91786    $1,760,000   $1,741,045
21630013351   4210 VERDUGO ROAD                         Los Angeles        CA   90065    $175,000     $173,118
21630013353   607 E WALNUT ST                           SANTA ANA          CA   92701    $123,500     $122,356
21630013361   5316-28 MAYWOOD AVE & 3501-07 E 53RD ST   MAYWOOD            CA   90270    $172,000     $170,342
21630013367   2200 TOBERMAN ST                          LOS ANGELES        CA   90007    $126,000     $124,711
21630013374   5934 WOODMAN AVE                          VAN NUYS           CA   91401    $191,750     $189,796
21630013378   1445 SOUTH CLOVERDALE AVENUE              LOS ANGELES        CA   90019    $205,000     $203,014
21630013380   978 S HARVARD BLVD                        LOS ANGELES        CA   90006    $143,000     $125,253
21630013382   2202 W GLENROSA AVE                       PHOENIX            AZ   85015    $550,000     $544,322
21630013387   12444-12512 OXFORD AVE                    HAWTHORNE          CA   90250    $675,000     $667,276
21630013392   450 SOUTH WITMER STREET                   LOS ANGELES        CA   90017    $237,250     $235,238
21630013393   5705 CARLTON WAY                          LOS ANGELES        CA   90028    $259,000     $256,500
21630013404   1246 W 93RD ST                            LOS ANGELES        CA   90044    $142,500     $140,889
21630013415   2125 N 15TH ST                            PHOENIX            AZ   85006    $270,000     $267,338
21630013416   4169 WEST 1ST STREET                      LOS ANGELES        CA   90004    $150,500     $148,810
21630013418   1016 E BROADWAY                           GLENDALE           CA   91205    $1,431,000   $1,417,976
21630013422   916 S MANHATTAN PL                        LOS ANGELES        CA   90019    $525,000     $519,724
21630013423   11944 RUNNYMEDE ST                        NORTH HOLLYWOOD    CA   91605    $230,000     $227,688
21630013433   1868 GARDENIA AVE                         LONG BEACH         CA   90806    $125,650     $124,386
21630013434   942 MENLO AVE                             LOS ANGELES        CA   90006    $210,000     $207,886
21630013444   26829 HILLVIEW ST                         HIGHLAND           CA   92346    $160,000     $158,455
21630013445   3568 BUDLONG AVE                          LOS ANGELES        CA   90037    $107,250     $106,271
21630013448   7254 INDEPENDENCE AVE                     CANOGA PARK        CA   91303    $158,625     $157,026
21630013457   220-238 ROSELAKE AVE                      LOS ANGELES        CA   90026    $146,250     $144,835
21630013462   1377 W 112TH ST                           LOS ANGELES        CA   90044    $210,000     $207,248
21630013466   1601-1603 1/2 HAYWORTH AVENUE             LOS ANGELES        CA   90035    $115,000     $113,814
21630013467   978 S KENMORE AVE                         LOS ANGELES        CA   90006    $135,900     $134,527
21630013481   6837 FULTON AVE                           NORTH HOLLYWOOD    CA   91605    $131,250     $130,017
21630013482   9329 GLASGOW PL                           LOS ANGELES        CA   90045    $240,337     $237,998
21630013483   8633 & 8637 CEDROS AVE                    Panorama City      CA   91402    $241,500     $238,983
21630013492   421 MCDONALD AVENUE                       WILMINGTON         CA   90744    $163,125     $160,306
21630013497   7862 LANKERSHIM BLVD                      HIGHLAND           CA   92408    $707,000     $700,029
21630013499   225 W 43RD ST                             LOS ANGELES        CA   90037    $85,250      $84,527
21630013511   712 NAPLES DR                             Las Vegas          NV   89119    $275,000     $272,713
21630013513   1004-1084 BADEN AVENUE                    GROVER BEACH       CA   93433    $275,000     $272,036
21630013518   1131 14TH ST                              SANTA MONICA       CA   90403    $510,000     $504,952
21630013520   3808 AGNES AVE                            LYNWOOD            CA   90262    $161,250     $159,839
21630013523   1437-1443 WEST 105TH ST                   Los Angeles        CA   90047    $721,650     $677,545
21630013548   911-923 S LEONARD AVE                     Los Angeles        CA   90022    $140,000     $138,609
21630013550   4218 N 17TH ST                            Phoenix            AZ   85012    $113,750     $112,704
21630013551   310 N PARKMAN AVE                         Los Angeles        CA   90026    $353,500     $350,078
21630013553   1736 W MARINE AVE                         Gardena            CA   90247    $352,500     $349,070
21630013554   348-370 S BERENDO ST                      Los Angeles        CA   90020    $288,750     $285,956
21630013559   1929 ECHO PARK AVE                        Los Angeles        CA   90026    $250,000     $247,777
21630013560   904 E ACACIA AVE                          Glendale           CA   91205    $164,500     $162,995
21630013571   784 ROSE AVE                              Long Beach         CA   90813    $192,750     $190,875
21630013572   1119 DAWSON AVE                           Long Beach         CA   90804    $192,750     $190,875
21630013577   168 N AZUSA AVE                           Azuza              CA   91702    $165,000     $163,401
21630013580   6652 SYLMAR AVE                           Van Nuys           CA   91405    $202,500     $191,567
21630013582   19116 COLLINS ST                          Los Angeles        CA   91324    $210,000     $207,964
21630013595   1370-1390 W 2OTH ST                       Los Angeles        CA   90007    $280,000     $277,543
21630013598   4618-4624 E INYO AVE                      Fresno             CA   93727    $165,000     $162,600
21630013599   366-368 W PALMER AVE                      Glendale           CA   91204    $87,500      $86,655
21630013600   4165 W SLAUSON                            Los Angeles        CA   90043    $400,000     $396,295
21630013617   1919 & 1927 EAST CENTER ST                Anaheim            CA   92805    $2,050,000   $2,033,589
21630013619   427 FIRIMIN ST/ 426 N BIXEL ST            Los Angeles        CA   90026    $130,000     $128,803
21630013629   119 S BONNIE BRAE ST                      Los Angeles        CA   90057    $270,000     $267,798
21630013640   8974 CYPRESS AVE                          South Gate         CA   90280    $217,500     $215,529
21630013648   10422 ELDORA AVE                          LOS ANGELES        CA   91040    $245,000     $242,937
21630013651   3560 BRENTON AVE                          Lynwood            CA   90262    $161,250     $159,760
21630013652   12514, 12520, 12524 & 12530 OXNARD ST     North Hollywood    CA   91606    $600,000     $594,444
21630013659   914-920 S GRAMERCY DR                     Los Angeles        CA   90019    $405,000     $401,434
21630013663   846 W 80TH ST                             Los Angeles        CA   90044    $157,500     $130,942
21630013669   6857 FRANKLIN AVE                         Los Angeles        CA   90028    $386,250     $382,839
21630013670   13714-13716 KORNBLUM AVE                  HAWTHORNE          CA   90250    $652,500     $645,172
21630013675   3310 E RANSOM ST                          Long Beach         CA   90804    $112,500     $111,804
21630013677   123-125 S ALEXANDRIA AVE                  Los Angeles        CA   90004    $296,250     $293,610
21630013678   8145 LANGDON AVE                          Van Nuys           CA   91406    $500,000     $495,458
21630013683   3850 West 102nd Street                    Inglewood          CA   90304    $595,000     $588,208
21630013684   3700, 3710, 3720, 3730 KINGS ROW          RENO               NV   89503    $400,000     $396,995
21630013685   6928 RADFORD AVE                          North Hollywood    CA   91605    $186,750     $184,482
21630013689   1775 W 96TH ST                            Los Angeles        CA   90047    $120,000     $118,842
21630013691   926-932 South Fedora Street               Los Angeles        CA   90006    $303,600     $301,381
21630013704   3010 1/2-3016 ASBURY ST                   Los Angeles        CA   90065    $199,500     $197,869
21630013713   1411 E 61ST ST                            Los Angeles        CA   90001    $157,500     $156,212
21630013715   324-330 N INDIAN HILL BLVD.               CLAREMONT          CA   91711    $347,000     $343,476
21630013717   100 North Normandie Avenue                Los Angeles        CA   90004    $161,250     $158,668
21630013722   1061 St. Louis Avenue                     Long Beach         CA   90804    $187,500     $185,830
21630013724   239 S NORMANDIE                           Los Angeles        CA   90004    $307,500     $305,098
21630013741   717 WEST 80TH ST                          Los Angeles        CA   90044    $438,750     $434,968
21630013742   858 W 80TH ST                             Los Angeles        CA   90044    $255,000     $252,802
21630013768   1441 North Edison Blvd.                   Burbank            CA   91505    $390,500     $387,428
21630013779   13637 Cordary Avenue                      Hawthorne          CA   90250    $787,500     $782,764
21630013784   2002 Sunset Blvd.                         Los Angeles        CA   90026    $375,000     $372,068
21630013803   1309-1313 North Willowbrook Avenue        Compton            CA   90222    $233,000     $231,260
21630013830   6027 Makee Ave.                           Los angeles        CA   90001    $175,000     $173,777
21630013831   737-747 South Boyle Ave.                  Los Angeles        CA   90023    $189,000     $187,684
21630013841   1117 South Lake Street                    Burbank            CA   91504    $498,500     $495,020
21630013843   1712 Peyton Avenue                        Burbank            CA   91504    $435,500     $432,460
21630013845   2320 N Catalina Street                    Burbank            CA   91504    $376,000     $373,375
21630013848   4018 Monroe Street                        Los Angeles        CA   90029    $150,000     $148,951
21630013858   3532-3540 E 52nd Street                   Maywood            CA   90270    $252,800     $251,444
21630013873   854 E. Adams Blvd.                        Los Angeles        CA   90011    $325,000     $322,605
21630013874   11822 Vanowen Street & 6756 Hinds Avenue  Los Angeles        CA   91605    $191,250     $189,905
21630013884   20381 Broken Bow Rd.                      Apple Valley       CA   92307    $42,000      $41,705
21630013886   1070 Saint Louis Ave.                     Long Beach         CA   90804    $161,250     $160,148
21630013892   2162 Elm Avenue                           Long Beach         CA   90806    $176,250     $175,045
21630013902   409-419 E. Acacia St.                     Ontario            CA   91761    $225,000     $223,463
21630013903   3189 Euclid Avenue                        Lynwood            CA   90262    $776,250     $771,846
21630013919   1717 & 1721 N Spurgeon Street             Santa Ana          CA   92706    $924,000     $918,337
21630013935   824-828 South Glendale Ave.               Glendale           CA   91205    $419,187     $416,530
21630013953   170-172,174-176,178-180,200-202,204-206   Los Angeles        CA   90003    $91,488      $90,944
              E 65th Street
21630014004   1015 K Street                             Bakersfield        CA   93304    $155,000     $154,238
21630014015   6629-6635 Ajax Avenue                     Bell Gardens       CA   90201    $172,250     $171,316
21630014047   25816 President Avenue                    Harbor City        CA   90710    $142,500     $141,641
21650010908   3510 N BROADWAY                           LOS ANGELES        CA   90031    $180,000     $157,729
21650013155   5732 WARING AVE.                          LOS ANGELES        CA   90038    $146,400     $144,681
21650013662   4517 MAPLEWOOD AVE                        LOS ANGELES        CA   90004    $202,500     $200,773
21650013665   5615 KESTER AVE                           VAN NUYS           CA   91411    $172,500     $171,270
21650013693   401 MERLAYNE DR                           HENDERSON          NV   89015    $89,250      $88,323
21650013725   3846 South Grand Avenue                   Los Angeles        CA   90037    $157,500     $156,396
21650013750   4213 Live Oak Street                      Cudahy             CA   90201    $176,250     $172,736
21650013755   5433 Abbot Place                          Los Angeles        CA   90042    $220,350     $219,028
21650013794   7315 Independence Avenue                  Canoga Park        CA   91303    $550,000     $546,753
21650013796   21115 Saticoy Street                      Canoga Park        CA   91304    $550,000     $546,834
21650013808   5659 Halbrent Ave.                        Los Angeles        CA   91411    $117,500     $115,166
21650013837   1214 A-D  E Hellman St. & 760-66          Long Beach         CA   90813    $175,000     $174,106
              Orange Avenue
21650013846   1504 So. St. Andrews Pl.                  Los Angeles        CA   90016    $175,000     $174,000
21650013850   1307 & 1311 E. Peck Street                Compton            CA   90221    $162,000     $161,260
21650013857   4707 Rosemead Blvd.                       Pico Rivera        CA   90660    $177,500     $176,429
21650013864   5895-5909 3/4 Makee Ave.                  Los Angeles        CA   90001    $320,000     $318,491
21650013897   4217 Lockwood Avenue                      Los Angeles        CA   90029    $133,000     $132,118
21650013899   13715 Cordary Avenue                      Hawthorne          CA   90250    $1,713,250   $1,701,981
21650013904   11775 Culver Blvd.                        Los Angeles        CA   90066    $122,000     $118,698
21650013914   16850 Verdura Avenue                      Paramount          CA   90723    $210,000     $208,737
21650013918   645 N. New Hampshire Avenue               Los Angeles        CA   90004    $186,750     $185,709
21650013920   1516-1524 Owens & 929 Quincy              Bakersfield        CA   93305    $108,000     $107,488
21650013936   7631 Artesia Blvd.                        Buena Park         CA   90621    $143,500     $139,358
21650013951   3976 Illinois Street                      San Diego          CA   92104    $228,000     $219,931
21650013954   1647 W. 206th Street                      Los Angeles        CA   90501    $177,750     $176,877
21650013955   312 Margaret Avenue                       Los Angeles        CA   90022    $187,500     $184,890
21650013957   2024 N Commonwealth Avenue                Los Angeles        CA   90027    $310,375     $308,686
21650013960   817 Pine Street                           Santa Monica       CA   90405    $322,500     $320,756
21650013989   201 E. Leatrice Lane                      Anaheim            CA   92802    $255,555     $253,573
21650014006   1671 Patricia Avenue                      Simi Valley        CA   93065    $431,250     $428,727
21650014007   1115 Alameda Avenue                       Glendale           CA   91201    $435,000     $432,828
21650014011   1926 Chesnut Avenue                       Long Beach         CA   90806    $213,750     $212,746
21650014035   4269 Garthwaite                           Los Angeles        CA   90008    $176,500     $175,692
21650014039   2014 Chestnut Avenue                      Long Beach         CA   90806    $210,600     $209,583
21650014040   1970 Henderson Avenue                     Long Beach         CA   90806    $130,000     $129,372
21650014057   4533 West 17th Street                     Los Angeles        CA   90019    $172,500     $171,667
21650014068   554 West 8th Street                       Los Angeles        CA   90731    $231,000     $229,884
21650014075   336 South Serrano Avenue                  Los Angeles        CA   90020    $217,000     $215,952
21700011060   7042-48 SOPHIA ST.                        Van Nuys           CA   91413    $250,000     $245,063
21700011525   1668-1676 E. WASHINGTON BLVD.             PASADENA           CA   91104    $450,000     $442,111
21700011808   830 W. WILLOW AVE.                        Long Beach         CA   90806    $42,000      $41,372
21700012620   18525 SHERMAN WAY                         Reseda             CA   91335    $291,000     $288,045
21700012962   1670 HILLHURST AVE.                       Los Angeles        CA   90027    $455,000     $449,136
21700013016   807 W. GRAND BLVD                         CORONA             CA   91720    $220,000     $217,385
21700013106   8800-8920 LIMONITE AVE                    Riverside          CA   92509    $2,915,000   $2,879,410
21700013110   1401 S. ARVILLE ST.                       Las Vegas          NV   89102    $700,000     $692,304
21700013115   4615 SAN FERNANDO RD                      GLENDALE           CA   91204    $110,000     $109,062
21700013118   321 AND 323 MAIN ST.                      El Segundo         CA   90245    $200,000     $197,732
21700013121   1440 E. 17TH STREET                       Los Angeles        CA   90021    $150,000     $148,613
21700013124   1401 W. 3RD STREET                        Los Angeles        CA   90017    $201,000     $199,142
21700013146   14760 VENTURA BLVD.                       Sherman Oaks       CA   91403    $663,600     $655,711
21700013167   1180-1182 1/2 EAST VERNON AVENUE          Los Angeles        CA   90011    $90,000      $89,261
21700013168   1439 W. JEFFERSON BLVD.                   Los Angeles        CA   90007    $122,000     $120,998
21700013171   146,150,168, & 170 EAST BONITA AVENUE     San Dimas          CA   91773    $420,000     $415,544
21700013200   4864-4868 MELROSE AVE.                    Los Angeles        CA   90029    $175,500     $173,835
21700013234   288 NORTH IRONWOOD DRIVE                  Apache Junction    AZ   85220    $461,500     $455,450
21700013237   402 N. MONTGOMERY                         Ojai               CA   93023    $135,000     $133,640
21700013240   3517, 3515 & 3518 SOUTH CEDAR ST.         TACOMA             WA   98411    $86,000      $26,279
21700013249   5933-5939 MONTEREY ROAD                   Los Angeles        CA   90042    $253,500     $251,210
21700013288   4121 PENNSYLVANIA AVE                     La Crescenta       CA   91214    $320,000     $316,848
21700013354   1133 CRENSHAW BLVD                        LOS ANGELES        CA   90019    $150,000     $148,666
21700013355   1135-1137 CRENSHAW BOULEVARD              LOS ANGELES        CA   90019    $183,000     $181,372
21700013370   5462 2ND ST                               IRWINDALE          CA   91706    $222,500     $220,068
21700013402   4061 TWEEDY BOULEVARD                     SOUTH GATE         CA   90280    $78,000      $77,137
21700013442   7342 ORANGE THORPE AVE                    BUENA PARK         CA   90621    $800,000     $791,909
21700013532   22102 CLARENDON ST                        Woodland Hills     CA   91367    $225,000     $223,149
21700013546   2321 S HOOPER                             Los Angeles        CA   90011    $97,800      $97,113
21700013562   408 S BEACH BLVD                          Anaheim            CA   92804    $1,110,000   $886,756
21700013603   1043 STUART ST                            Lafayette          CA   94549    $500,000     $495,549
21700013610   1200-1228 S GREENWOOD AVE                 Montebello         CA   90640    $1,050,000   $1,040,150
21700013621   7714 FOUNTAIN AVE                         West Hollywood     CA   90046    $133,250     $132,309
21700013641   23277 VENTURA BLVD                        Woodland Hills     CA   91364    $98,000      $97,206
21700013687   11924-48 WASHINGTON BLVD. And 11925       Los Angeles        CA   90066    $1,231,500   $1,217,711
              Louise Ave
21700013701   18220 SHERMAN WAY                         Reseda             CA   91335    $1,600,000   $1,582,792
21700013709   1505 South Glendale Avenue                Glendale           CA   91205    $136,500     $135,494
21700013840   4061 W Charleston Blvd.                   Las Vegas          NV   89102    $270,000     $268,492
21700013847   2601-2609 W Martin Luther King Jr. Bl.    Los Angeles        CA   90008    $164,500     $163,427
21700014008   8823 Ocean View Avenue                    Whittier           CA   90605    $311,250     $309,545
21700031791   1542,1544 & 1546 East Anaheim Street      Long Beach         CA   90813    $315,000     $304,816
21720013703   124 S GLENDALE AVE                        Glendale           CA   91205    $285,600     $282,817
21720013721   1460 Bellflower Boulevard                 Bellflower         CA   90706    $370,000     $367,571
21720013759   7485,89 & 95 El Camino Real               Atascadero         CA   93422    $600,000     $594,507
21720013781   9606 State Street                         South Gate         CA   90280    $104,000     $103,413
21720013798   7112-16 Melrose Avenue                    Los Angeles        CA   90046    $190,200     $187,775
21720013804   1001 S. Arrowhead                         San Bernadino      CA   92408    $825,000     $820,414
21720013824   1021 Grandview Ave.                       Glendale           CA   91201    $1,300,000   $1,291,073
21720013849   2115-2121 University Ave.                 Riverside          CA   92507    $170,000     $169,154
21720013885   20502-20540 E. Arrow Highway              Covina             CA   91724    $1,950,000   $1,938,101
21720013915   11739 Ventura Blvd.                       Los Angeles        CA   91604    $297,500     $296,089
21720013916   8618 Sepulveda Blvd.                      North Hills        CA   91343    $265,000     $263,925
21720013930   7174 Melrose Avenue                       Los Angeles        CA   90046    $354,000     $352,139
21720013938   6020-6042 S. Santa Fe Avenue/2401-2409    Huntington Park    CA   90255    $662,557     $658,893
              Randolph Street
21720013969   801-853 W. Palmdale Blvd.                 Palmdale           CA   93551    $1,700,000   $1,657,068
21720013983   343 E. Plamdale Blvd.                     Palmdale           CA   93550    $257,000     $255,802
21720013986   614 Ford Blvd/4532 & 4540 Floral Dr &     Los Angeles        CA   90022    $300,000     $298,829
              4521 Fischer St.
21720014013   674 W. Arrow Highway                      San Dimas          CA   91773    $900,000     $896,434
21720014037   2500-2515 Santa Monica Boulevard          Santa Monica       CA   90404    $1,387,500   $1,380,813
21720014042   15501-15505 South Vermont Avenue          Gardena            CA   90247    $305,000     $303,740
22330013086   201 W PASADENA AVE                        PHOENIX            AZ   85013    $448,000     $443,673
22600013301   4888 JESSIE AVE                           LA MESA            CA   91941    $437,500     $420,778
22630011247   17717 SCHERZINGER LN                      Santa Clarita      CA   91351    $319,000     $311,587
22630012540   1334 PETERSON AVE                         LONG BEACH         CA   90813    $153,300     $151,361
22630012726   1220-1230 CEDAR AVENUE                    Long Beach         CA   90813    $110,500     $108,987
22630012924   927 MAGNOLIA AVENUE                       Long Beach         CA   90813    $252,000     $248,528
22630012947   306 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012948   303 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012953   319 WEST ATLANTIC AVENUE                  HENDERSON          NV   89015    $162,500     $160,368
22630012988   5510 N. 35TH AVENUE                       PHOENIX            AZ   85022    $497,000     $491,479
22630012995   2025 S SHENANDOAH ST                      LOS ANGELES        CA   90034    $195,000     $192,352
22630013004   1 EAST NAVAJO ROAD                        Tuscon             AZ   85705    $215,000     $212,844
22630013012   1839 WEST NEIGHBORS AVENUE                Anaheim            CA   92801    $211,500     $208,701
22630013060   1333 EAST CAMPBELL AVENUE                 Phoenix            AZ   85014    $85,000      $83,940
22630013082   1502 W. 204TH STREET                      Los Angeles        CA   90501    $301,500     $297,686
22630013128   15138-15144 GUNDRY AVENUE                 Paramount          CA   90723    $178,750     $169,537
22630013130   425 E BROWN RD                            MESA               AZ   85201    $660,000     $651,650
22630013131   3125 NORTH 37TH STREET                    Phoenix            AZ   85018    $262,500     $259,179
22630013140   5023-5031 BAKMAN AVENUE                   North Hollywood    CA   91601    $360,000     $355,306
22630013159   337 NORTH MCDONALD AVENUE                 Wilmington         CA   90744    $127,050     $125,772
22630013177   3269-3275 1/2 BRAMSON PLACE               San Diego          CA   92104    $84,000      $82,993
22630013192   1182-1184 3/4 E. 52ND STREET              Los Angeles        CA   90011    $126,000     $124,563
22630013209   2716 VIA PASEO                            Montebello         CA   90640    $161,000     $159,070
22630013215   11031-11037 LOUISE AVENUE                 Lynwood            CA   90262    $410,000     $399,476
22630013219   3028 NORTH GERONIMO                       Tuscon             AZ   85705    $240,000     $237,123
22630013253   10246 NORTH 7TH AVENUE                    Phoenix            AZ   85020    $100,750     $99,604
22630013257   9644-9648 N. 10TH AVENUE                  Phoenix            AZ   85020    $165,000     $163,123
22630013261   3250-54 W 9TH ST                          LOS ANGELES        CA   90006    $140,000     $138,532
22630013279   4313 NORMAL AVENUE                        Los Angeles        CA   90029    $300,000     $296,774
22630013284   401 NORTH D STREET                        Eloy               AZ   85231    $210,000     $207,486
22630013285   5502 NORTH 27TH AVENUE                    Phoenix            AZ   85017    $442,000     $437,132
22630013312   223-227 1/2 SOUTH AVENUE 20               Los Angeles        CA   90031    $151,125     $149,512
22630013326   2208,2212,2216 VIA CORONA                 Montebello         CA   90640    $365,000     $361,104
22630013344   760 PLYMOUTH DR N                         KEIZER             OR   97303    $1,015,000   $1,005,732
22630013359   173 WEST STATE STREET                     EL CENTRO          CA   92243    $104,000     $103,004
22630013369   6802-6850 N 44TH AVE                      GLENDALE           AZ   95301    $260,000     $257,510
22630013398   9003-9013 DUDLEXT AVE                     SOUTH GATE         CA   90280    $130,200     $128,907
22630013399   1952 JUNIPERO AVENUE                      SIGNAL HILL        CA   90806    $204,750     $202,743
22630013417   3147 W OLYVE                              FRESNO             CA   93722    $300,000     $287,070
22630013430   1101 WEST G STREET                        SAN BERNARDINO     CA   92410    $119,000     $117,848
22630013435   1415 W 224TH ST                           TORRANCE           CA   90501    $432,000     $427,303
22630013441   16627 NORTH 25TH STREET                   PHOENIX            AZ   85032    $395,500     $392,554
22630013486   1975 PARSONS ST                           COSTA MESA         CA   92627    $265,000     $240,213
22630013501   2735 LINCOLN PARK AVE                     LOS ANGELES        CA   90031    $246,750     $244,203
22630013502   740 W UNIVERSITY                          Tempe              AZ   85281    $1,275,000   $1,260,435
22630013540   5200 EAST MAIN ST                         Mesa               AZ   85205    $1,035,000   $1,027,302
22630013543   1702 SHERMAN PLACE                        Long Beach         CA   90804    $140,000     $138,848
22630013544   846 NEPTUNE AVE                           Los Angeles        CA   90744    $250,000     $241,598
22630013564   4505-4509 MAPLEWOOD AVE                   Los Angeles        CA   90004    $442,500     $438,591
22630013566   15398 BEAR VALLEY OUTER HIGHWAY           Victorville        CA   92392    $100,000     $98,200
22630013567   3270 MONETTE PLACE                        Los Angeles        CA   90006    $120,000     $118,893
22630013585   12275 16TH ST                             Yucaipa            CA   92399    $105,000     $104,151
22630013607   25407-25422 ULYSSES COURT                 San Bernardino     CA   92405    $100,000     $94,222
22630013608   479 E RICHLAND ST                         UPLAND             CA   91786    $378,750     $375,243
22630013611   2902 E FILMORE ST                         PHOENIX            AZ   85008    $995,000     $985,364
22630013636   3307 MAPLE AVE                            Los Angeles        CA   90011    $172,500     $171,280
22630013637   138 SOUTH BERENDO AVE                     Los Angeles        CA   90004    $250,000     $246,818
22630013650   12112 S. VERMONT                          Los Angeles        CA   90044    $217,500     $215,565
22630013658   5110-5118 & 5028 EDMONSTON RD             Hyatsville         MD   20781    $930,000     $921,802
22630013679   6154 MISSION BLVD                         Riverside          CA   92509    $300,000     $297,465
22630013680   6620 HAZELTINE AVE                        Van Nuys           CA   91405    $379,000     $375,959
22630013740   1514 South Orange Grove Avenue            Los Angeles        CA   90019    $193,200     $191,973
22630013745   4232 46th Street                          San Diego          CA   92115    $169,000     $167,637
22630013746   4561 Adobe Road                           29 Palms           CA   92277    $150,000     $149,165
22630013780   1717 S. Burlington Avenue                 Los Angeles        CA   90006    $172,500     $171,229
22630013786   673 Palm Avenue                           Beaumont           CA   92223    $80,250      $79,603
22630013787   4069 Idaho Street                         San Diego          CA   92104    $243,000     $241,285
22630013800   133-135-137 Baker Street                  San Francisco      CA   94117    $350,000     $347,619
22630013819   15341 & 13549 Van Buren &  15352 & 15362  Midway City        CA   92655    $60,000      $58,543
              Jackson Street
22630013820   6419 Brynhurst Avenue                     Los Angeles        CA   90043    $273,000     $271,166
22630013822   13111 Vanowen Street                      Los Angeles        CA   91605    $412,500     $408,904
22630013862   1711 Coronado Avenue                      Long Beach         CA   90804    $202,500     $200,782
22630013863   731 Irolo Street                          Los Angeles        CA   90005    $175,000     $173,771
22630013868   1412 El Centro Avenue                     El Centro          CA   92243    $91,000      $90,467
22630013906   8101 Langdon Avenue                       Los Angeles        CA   91406    $2,137,500   $2,125,166
22630013961   1047 Myrtle Avenue                        Long Beach         CA   90813    $195,000     $193,736
22630014022   6340 Lankershim Blvd.                     Los Angeles        CA   91606    $2,250,000   $2,239,968
22650012504   5820 W. CLAREMONT                         GLENDALE           AZ   85301    $471,250     $464,420
22650013376   635 N 4TH AVE                             PHOENIX            AZ   88003    $162,000     $160,741
22650013400   232-240 S AVENUE 19                       LOS ANGELES        CA   90031    $123,000     $121,868
22650013431   21151 GOLDEN HILLS BOULEVARD              TEHACHAPI          CA   93561    $115,000     $113,770
22650013459   13063 5TH ST                              YUCAIPA            CA   92399    $875,000     $863,900
22650013565   1004 FRENCH ST                            Santa Ana          CA   92701    $168,000     $166,774
22650013568   2344 W DEVONSHIRE AVE                     Phoenix            AZ   85015    $260,000     $250,346
22650013606   1076-1082 WEST 30TH ST                    Los Angeles        CA   90007    $1,400,000   $1,383,833
22650013613   1810 32ND PLACE NE                        Salem              OR   97303    $817,500     $811,178
22650013614   3294 SUNNYVIEW RD NE                      Salem              OR   97303    $281,250     $279,075
22650013615   406 E 9TH STREET                          Newberg            OR   97132    $656,250     $651,175
22650013747   61 South Main Street                      Midvale            UT   84047    $425,000     $421,949
22650013748   59 West Center Street                     Midvale            UT   84047    $800,000     $794,258
22650013761   3116 Carlyle Street                       Los Angeles        CA   90065    $191,250     $189,962
22650013818   2100 8th Avenue                           Los Angeles        CA   90018    $140,000     $139,131
22650013869   200-230 N. Shannon Road                   Tuscon             AZ   85745    $320,000     $318,107
22650013871   425-429 W Rosewood Avenue                 Orange             CA   92866    $311,250     $309,163
22650013881   420 S. Sherman Street                     Olympia            WA   98502    $2,450,000   $2,436,937
22650013893   1224 W 11th Street                        Pomona             CA   91766    $280,000     $277,744
22650013894   1615-1621 N Harvard Blvd                  Los Angeles        CA   90027    $371,300     $368,877
22650013905   2839 Francis Avenue                       Los Angeles        CA   90005    $240,000     $238,016
22650013928   12119 Ferris Road                         El Monte           CA   91732    $156,100     $155,275
22650013929   417 E. Palm Avenue                        Burbank            CA   91504   $244,300     $243,237
22650013964   501-585 S. Palm Avenue                    Hemet              CA   92543    $251,250     $249,957
22650013971   3232,3238,3302,& 3308 N. 6th Street       Scottsdale         AZ   85251    $322,500     $320,854
22650013972   7902 Milton Avenue                        Whittier           CA   90602    $206,500     $205,434
22650013994   1802 N. 40th Street                       Phoenix            AZ   85008    $82,500      $82,127
22650014019   851 169th Street                          Los Angeles        CA   90247    $172,500     $171,748
22650014021   908 E Turney                              Phoenix            AZ   85018    $42,750      $42,582
22650014028   921 Locust Ave.                           Long Beach         CA   90813    $164,500     $163,745
22650014031   12360 - 12364 Magnolia Boulevard          Valley Village     CA   91607    $317,000     $315,469
                                                        Area
22650014061   4528 Carlisle Boulevard NE                Alburquerque       NM   87109    $2,000,000   $1,989,315
22700012966   1013-1021 N. 21ST AVENUE                  PHOENIX            AZ   85009    $140,000     $138,072
22700012989   528-532 SOUTH LAKE AVENUE                 Pasadena           CA   91101    $430,000     $421,465
22700012996   174 & 180 E. MAIN ST.                     Tustin             CA   92780    $600,000     $592,103
22700013041   16331 LAKESHORE DR                        LAKE ELSINORE      CA   92530    $197,400     $195,510
22700013058   1601 CARMEN DRIVE                         Camarillo          CA   93010    $650,000     $639,812
22700013129   1921 24TH STREET                          Bakersfield        CA   93301    $385,000     $379,885
22700013178   111 AVENIDA PALIZADA                      San Clemente       CA   92672    $800,000     $778,775
22700013210   125 23RD STREET                           Newport Beach      CA   92663    $123,000     $121,833
22700013233   3910 NORTH LONG BEACH BOULEVARD           Long Beach         CA   90806    $1,250,000   $1,214,397
22700013350   824-834 E CALIFORNIA BLVD                 PASADENA           CA   91106    $250,000     $238,147
22700013377   3614 N 15TH AVE                           PHOENIX            AZ   85015    $68,000      $67,430
22700013401   8255 E RAINTREE DR                        SCOTTSDALE         AZ   85260    $900,000     $891,121
22700013425   4375 - 4379 GAGE AVENUE                   BELL               CA   90201    $262,500     $259,895
22700013443   12841 VALLEY VIEW AVE                     LA MIRADA          CA   90638    $850,000     $830,174
22700013470   3000-3020 W LINCOLN AVE                   ANAHEIM            CA   92801    $940,000     $864,419
22700013494   323 S DATE AVE                            Alhambra           CA   91803    $176,000     $174,428
22700013498   3404-3410 W 75TH ST & 7501-07 & 1/2 S.    Los Angeles        CA   90043    $123,500     $122,477
              CRENSHAW BLVD
22700013507   2727 SOUTH SHANNON STREET                 SANTA ANA          CA   92704    $350,000     $346,398
22700013521   270-272 REDONDO AVE                       LONG BEACH         CA   90803    $120,000     $119,088
22700013570   16336 ARROW HWY                           Irwindale          CA   91706    $250,000     $248,494
22700013584   16701 BELLFLOWER BLVD                     Bellflower         CA   90706    $162,000     $160,628
22700013594   4845-4861 FOUNTAIN AVE                    Los Angeles        CA   90029    $440,000     $434,804
22700013638   986 17TH ST                               Costa Mesa         CA   92627    $291,000     $289,259
22700013666   12424 & 12426 PHILADELPHIA ST             Whittier           CA   90601    $149,500     $148,436
22700013760   230 North Orange Avenue                   Brea               CA   92821    $600,000     $593,507
22720013616   505 S PEPPER AVE                          San Bernardino     CA   92410    $406,250     $401,878
22720013681   124-140 E ARROW HIGHWAY                   Covina             CA   91722    $285,000     $265,379
22720013706   1093-1095 AVIATION BLVD                   Hermosa Beach      CA   90254    $135,000     $133,606
22720013764   3909 - 3917 East Anaheim Avenue           Long Beach         CA   90815    $145,000     $142,738
22720013776   15239-15261 Parthenia Street              Los Angeles        CA   91343    $450,000     $447,487
22720013778   9421-9441 West Sam Houston Parkway        Houston            TX   77036    $1,275,000   $1,262,829
22720013852   160 Centennial Way                        Tustin             CA   92680    $354,450     $352,394
22720013870   1701-1709 S Gaffey & 703-707 W 17th       San Pedro          CA   90731    $280,000     $278,584
              Street
22720013912   6767 Sunset Blvd.                         Los Angeles        CA   90028    $2,500,000   $2,484,997
22720013925   4350 Highway 95                           Fort Mojave        AZ   86427    $110,000     $108,460
22720013942   13821 N 35th Drive                        Phoenix            AZ   85023    $320,250     $317,569
22720013967   12321 Carson Street                       Los Angeles        CA   90716    $648,750     $645,037
22720013974   27072 Burbank                             Foothill Ranch     CA   92610    $249,849     $248,559
22720014020   4501-4507 Artersia Blvd.                  Lawndale           CA   90260    $675,000     $671,981
23600013293   33 W LOWER BUCKEYE RD                     AVONDALE           AZ   85323    $1,500,000   $1,484,415
23630013006   3721 LINCOLN AVENUE                       Oakland            CA   94602    $130,000     $128,241
23630013021   1053, 1057, 1059 GLENWOOD WAY             South Lake Tahoe   CA   96150    $488,000     $481,095
23630013047   40 OAK COURT                              Danville           CA   94526    $530,000     $523,032
23630013061   5008 APPLEBLOSSOM DRIVE                   Bakersfield        CA   93309    $206,000     $202,860
23630013076   3705 MORSE AVENUE                         Sacramento         CA   95821    $95,000      $93,780
23630013103   1333-1335 SOUTH VAN NESS AVENUE           SAN FRANCISCO      CA   94110    $217,000     $214,547
23630013147   2001 AND 2023 BROADWAY AND RUMRILL        San Pablo          CA   94806    $695,000     $684,832
23630013287   200 EAST IVANHOE                          CHANDLER           AZ   85225    $1,150,000   $1,136,623
23630013300   1613 6TH STREET                           BERKELEY           CA   94710    $240,000     $219,564
23630013315   2327-2329 MISSION STREET                  San Francisco      CA   94117    $500,000     $491,976
23630013337   1624 P ST                                 SACRAMENTO         CA   95814    $140,000     $138,597
23630013461   4242 CAMPUS AVE                           SAN DIEGO          CA   92103    $185,000     $182,792
23630013487   14755 ARMSTRONG WOODS RD                  Guerneville        CA   95446    $213,000     $207,227
23630013500   3060 PORTER ST                            SOQUEL             CA   95073    $620,000     $511,247
23630013514   15207 DICKENS ST                          Los Angeles        CA   91403    $155,000     $153,452
23630013519   100 E OAK ST                              Lodi               CA   95240    $260,000     $257,672
23630013574   928 BLACK DIAMOND ST`                     Pittsburg          CA   94565    $156,000     $154,680
23630013575   45 W 10TH ST                              Pittsburg          CA   94565    $156,000     $154,683
23630013609   646 16TH ST                               Oakland            CA   94612    $365,000     $362,070
23630013645   8701 HILLSIDE ST                          Oakland            CA   94605    $1,387,500   $1,373,565
23630013647   1672-1696 EAST AVE                        Hayward            CA   94541    $600,000     $595,042
23630013716   3209-3211-3213-3215 Filbert Street        Oakland            CA   94607    $185,000     $184,036
23630013772   727-731 Florida Street                    San Francisco      CA   94110    $564,000     $560,169
23630013793   136 E. 12th Street                        Oakland            CA   94606    $1,200,000   $1,189,827
23630014003   1725-1729 Seminary Avenue                 Oakland            CA   94603    $620,000     $616,467
23650013428   15510-70 MAUBERT AVE                      SAN LEANDRO        CA   94578    $290,000     $287,822
23650013775   738 6th Avenue                            San Francisco      CA   94118    $220,000     $218,600
23650013975   4345 Rilea Way                            Oakland            CA   94605    $371,200     $368,573
23650013984   306 Cliff Street                          Santa Cruz         CA   95060    $486,500     $484,155
23650014053   3161 Cadillac Drive                       San Jose           CA   95117    $450,000     $447,719
23650014065   1060-1064 Fell Street                     San Francisco      CA   94117    $395,000     $392,913
23700013018   1001 10TH STREET                          MODESTO            CA   95354    $200,000     $193,363
23700013093   1428-1432 FRANKLIN STREET                 Oakland            CA   94612    $336,000     $326,874
23700013188   8805 ELK GROVE BOULEVARD                  Elk Grove          CA   95624    $412,000     $407,565
23700013299   535, 537 AND 539 MAIN STREET              Half Moon Bay      CA   94019    $190,000     $188,155
23700013325   1411-1415 W. EL CAMINO REAL               Mountain View      CA   94040    $500,000     $494,411
23700013365   1700 PORTER WAY                           STOCKTON           CA   95207    $500,000     $495,353
23700013372   300 EAST CAMELBACK ROAD                   PHOENIX            AZ   85012    $550,000     $525,745
23700013405   3171 GURNEVILLE RD                        SANTA ROSA         CA   95406    $570,000     $555,425
23700013493   659-665 VALENCIA STREET                   SAN FRANCISCO      CA   94121    $814,000     $803,255
23700013557   2051 UNIVERSITY AVE                       Berkeley           CA   94704    $500,000     $495,772
23700013558   1804-1816 EUCLID AVE                      Berkeley           CA   94709    $720,000     $713,394
23700013583   870 OLD COUNTRY RD                        Belmont            CA   94002    $175,000     $172,679
23700013590   1313-1317 MASON ST                        SAN FRANCISCO      CA   94133    $400,000     $395,207
23700013593   14154 SKYWAY                              Magalia            CA   95954    $178,750     $177,490
23700013605   3510 MAIN ST                              Oakley             CA   94561    $125,000     $120,409
23700013660   1749, 51, 55 & 57 BROADWAY ST             Oakland            CA   94612    $835,000     $828,218
23700013661   819 North Pacific Avenue                  Glendale           CA   91201    $250,000     $245,634
23700013672   1950 MARTIN LUTHER KING JR WAY            Berkeley           CA   94703    $1,150,000   $1,141,415
23700013727   640 N. San Joaquin Street                 Stockton           CA   95203    $660,000     $655,830
23700013731   17415 Monterey Road                       Morgan Hill        CA   95037    $900,000     $893,432
23700013749   619 West Charter Way                      Stockton           CA   95206    $193,500     $190,171
23700013860   19500 Monterey Road                       Morgan Hill        CA   95073    $385,000     $373,120
23700013952   4223-4227 Telegraph Avenue                Oakland            CA   94609    $160,000     $158,517
23700014062   218 I Street                              Antioch            CA   94509    $189,000     $187,920
23720013321   2089 SOUTH BASCOM AVENUE                  CAMPBELL           CA   95008    $1,025,000   $1,011,195
23720013531   350 COLLEGE AVE                           Santa Rosa         CA   95401    $350,000     $345,615
23720013547   150 CARNATION DR                          Watsonville        CA   95076    $570,500     $563,587
23720013695   3603-07 SACRAMENTO & 405-23 LOCUST ST     San Francisco      CA   94115    $1,320,000   $1,304,020
23720013754   2501-2599 8th Street                      Berkeley           CA   94710    $1,475,000   $1,459,193
23720013875   3430 Lake Tahoe Blvd                      South Lake Tahoe   CA   96150    $500,000     $496,018
23720013882   7505 Tam O Shanter Drive                  Stockton           CA   95210    $187,000     $184,543
23720013890   1280 17th Avenue                          Santa Cruz         CA   95062    $635,000     $629,259
23720013898   1550 South Winchester Blvd.               Campbell           CA   95008    $475,000     $471,596
23720013911   2063 Pacheco Street                       Concord            CA   94520    $178,500     $176,714
23720013987   551-559 Haight Street                     San Francisco      CA   94117    $850,000     $846,027
23720014000   3919-3925 4th Avenue                      San Diego          CA   92103    $731,250     $725,225
23720014045   1525 Park Street                          Alameda            CA   94501    $221,000     $219,994
23720014054   709-711 Fillmore Street                   San Francisco      CA   94117    $435,000     $432,701
24330013113   912-914 COUNTRY CLUB AVE                  CHEYENNE           WY   82001    $285,000     $274,681
24630011333   1608-1610 BOULDER ST. & 2559 16TH S       DENVER             CO   80211    $292,500     $285,561
24630012999   1560 VINE STREET                          Denver             CO   80206    $140,000     $138,164
24630013005   570 SOUTH FAIRFAX STREET                  GLENDALE           CO   80222    $280,000     $271,956
24630013013   1823 NORTH NEVADA AVENUE                  Colorado Springs   CO   80907    $189,875     $187,312
24630013020   172 SOUTH CLARKSON STREET                 Denver             CO   80209    $260,000     $256,195
24630013085   215 EAST FIRST AVENUE                     Mesa               AZ   85210    $280,000     $275,948
24630013108   8774-8784 WEST 46TH AVENUE                Wheat Ridge        CO   80001    $200,000     $197,243
24630013117   316 WEST ROOSEVELT STREET                 Phoenix            AZ   85003    $220,000     $217,131
24630013133   1144-48 DOWNING STREET                    Denver             CO   80218    $134,000     $104,226
24630013139   4509-20-24 LAFAYETTE/4540-44 NICHOL       Omaha              NE   68132    $400,000     $394,940
24630013148   1285 CLARKSON STREET                      Denver             CO   80218    $497,000     $490,392
24630013190   594-598 SOUTH LINCOLN STREET              Denver             CO   80209    $378,000     $373,332
24630013196   510 EAST 8TH STREET                       Dallas             TX   75203    $245,000     $236,801
24630013208   1734 & 1738 SOUTH COLLEGE STREET          Tempe              AZ   85281    $93,210      $92,092
24630013214   4948-50 & 5017-31 GASTON AVENUE           Dallas             TX   75214    $287,500     $283,800
24630013235   2615 & 2619 LIGARDE STREET                Laredo             TX   78043    $229,800     $217,687
24630013251   1810-1814 WEST CAROL AVENUE               Phoenix            AZ   85020    $75,000      $74,118
24630013270   4215 EAST FAIRMOUNT STREET                Tuscon             AZ   85712    $236,250     $232,782
24630013302   3,4,5,6,7,8 WESTWAY CIRCLE                Montgomery         TX   77356    $120,000     $118,760
24630013304   1680 BEELER STREET                        Aurora             CO   80010    $386,250     $381,880
24630013313   4928 LIVE OAK ST                          DALLAS             TX   75246    $192,500     $190,529
24630013332   1690 YARROW STREET                        Lakewood           CO   80215    $157,500     $155,819
24630013333   12 SHERMAN STREET                         Denver             CO   80203    $240,500     $186,779
24630013352   806 EAST CAROL AVENUE                     Phoenix            AZ   85020    $390,000     $385,669
24630013371   1233 N 35TH ST                            PHOENIX            AZ   85008    $562,500     $556,806
24630013385   2269 WEST OAK STREET                      DENTON             TX   76201    $412,500     $405,316
24630013394   3666 S PEARL ST                           ENGLEWOOD          CO   80110    $339,500     $335,847
24630013411   1718-1732 6TH AVE                         MESA               AZ   85204    $158,000     $153,681
24630013436   2313 EMPORIA ST                           AURORA             CO   80010    $120,000     $118,747
24630013479   815 SHERMAN ST                            DENVER             CO   80203    $468,750     $463,870
24630013489   5425 GASTON AVE                           Dallas             TX   75214    $147,000     $145,542
24630013490   801 E HATCHER RD                          Phoenix            AZ   85020    $275,000     $272,290
24630013506   1372 MARION ST & 1314-1316 E 14TH ST      DENVER             CO   80209    $288,750     $285,627
24630013509   5905 E RICHTHOFEN PL                      AURORA             CO   80010    $120,000     $118,846
24630013515   2001 BRISTOL RD                           Laredo             TX   78045    $1,330,000   $1,319,888
24630013517   2861 ELIOT CIRCLE                         WESTMINSTER        CO   80030    $145,000     $133,619
24630013535   1550 S PEARL ST                           Denver             CO   80010    $283,000     $280,426
24630013538   1630 CLINTON ST                           Aurora             CO   80010    $149,250     $147,812
24630013542   9501 WEST PEORIA AVENUE                   PEORIA             AZ   85345    $385,000     $381,476
24630013549   7030 STUART ST, 4250 & 4260 W 70TH PL     Westminster        CO   80030    $420,375     $416,318
24630013555   3000 S UNIVERSITY BLVD                    Denver             CO   80210    $446,250     $442,089
24630013556   291 S PEARL ST                            Denver             CO   80209    $190,500     $187,413
24630013587   3015-3019 W HIGHLAND PARK PLACE           Denver             CO   80211    $141,000     $139,681
24630013589   1407 W SHADY GROVE RD                     Irving             TX   75060    $581,000     $575,571
24630013591   1320 E 12TH AVE                           Denver             CO   80218    $120,000     $118,893
24630013624   1921 E HAYDEN LANE                        Tempe              AZ   85281    $285,750     $280,523
24630013635   820 S FEDERAL BLVD.                       DENVER             CO   80219    $493,125     $488,585
24630013692   9945 WEST 59TH PLACE                      Arvada             CO   80004    $255,500     $243,943
24630013702   1709 & 1717 E ELTON AVE                   Mesa               AZ   85204    $195,000     $192,978
24630013714   520-526 ATWOOD                            Longmont           CO   80501    $165,000     $162,575
24630013720   1225 COLORADO BLVD                        Denver             CO   80206    $723,750     $717,665
24630013756   2301 Emporia Street                       Aurora             CO   80010    $120,000     $119,123
24630013765   1020 Logan Street                         Denver             CO   80203    $568,750     $564,453
24630013766   1630 Pennsylvania Street                  Denver             CO   80203    $318,750     $316,530
24630013771   2310 East Roosevelt                       Phoenix            AZ   85006    $185,000     $181,871
24630013777   1520 Glencoe Street                       Denver             CO   80222    $276,000     $273,972
24630013789   1721 Humboldt Street                      Denver             CO   80218    $372,750     $349,573
24630013854   4912 S Iowa Avenue & 405 SW 50th Street   Loveland           CO   80537    $200,000     $198,526
24630013922   2951-55 Franklin Street                   Denver             CO   80205    $151,875     $150,924
24630013931   1264 Grant Street                         Denver             CO   80203    $490,000     $485,802
24630013956   1565 Moline Street                        Aurora             CO   80010    $408,750     $406,048
24630013963   13082 E 14th Place                        Aurora             CO   80011    $225,000     $223,446
24630013990   1500 W. Lovers Lane                       Arlington          TX   76013    $675,000     $670,507
24630013991   5020 S. 67th East Avenue                  Tulsa              OK   74145    $506,250     $503,171
24630014009   11916 E. 14th Avenue                      Aurora             CO   80010    $142,500     $141,551
24630014052   6427 W. 11th Avenue/1143 Lamar Street     Lakewood           CO   80214    $852,000     $847,647
24630014067   2948 North 38th Street                    Phoenix            AZ   85018    $155,000     $153,565
24630014078   1275 Washington Drive                     Denver             CO   80203    $450,000     $447,216
24650012784   2700 AND 2701 FEDERAL BOULEVARD           DENVER             CO   80211    $682,750     $674,565
24650013220   1984 AKRON STREET                         AURORA             CO   80010    $105,000     $103,968
24650013384   2130 W INDIAN SCHOOL RD                   PHOENIX            AZ   85015    $1,173,750   $1,161,895
24650013465   5849 ORAM ST                              DALLAS             TX   75206    $240,000     $238,175
24650013485   808 & 900 NORTH CENTER ST                 Arlington          TX   76011    $400,000     $396,628
24650013671   3801 STATE HIGHWAY, 198                   Malakoff           TX   75148    $1,000,000   $992,494
24650013674   675 S 300 EAST                            Brigham City       UT   84302    $200,000     $187,151
24650013815   2309 & 2313 North Fitzhugh Avenue         Dallas             TX   75204    $157,500     $154,473
24650013816   2514 Community Drive                      Dallas             TX   75220    $300,000     $297,960
24650013838   1401 Harvard Street                       Houston            TX   77008    $108,750     $108,064
24650013853   5536 N. 31st Street                       Milwaukee          WI   53214    $146,250     $145,466
24650013855   5512 N. 31st. St.                         Milwaukee          WI   53214    $141,000     $140,244
24650013859   4316  N 27th Street                       Phoenix            AZ   85016    $350,000     $347,919
24650013944   1443 Elizabeth Street                     Denver             CO   80206    $371,250     $367,337
24650013946   6203 Dover Street                         Arvada             CO   80004    $191,250     $190,155
24650013980   625 Manco Road                            Lewisville         TX   75067    $270,000     $266,205
24650013992   4520 Hemlock Drive                        Baytown            TX   77521    $414,400     $408,340
24650014014   1801-1803 W Cinnabar Avenue & 9832-9850   Phoenix            AZ   85021    $160,000     $159,244
              N. 18th Avenue
24650014024   405-415 Cora Street                       Arlington          TX   76011    $960,000     $955,133
24650014034   2140 W. Camelback Road                    Phoenix            AZ   85015    $276,250     $275,109
24700012968   1350 CHAMBERS ROAD                        Aurora             CO   80104    $278,000     $274,671
24700013000   7211 REGENCY SQUARE BOULEVARD             Houston            TX   77036    $960,000     $940,559
24700013172   14644 NORTH CAVE CREEK ROAD               Phoenix            AZ   85022    $286,000     $282,865
24700013183   2638 SIXTH STREET NW                      Albuquerque        NM   87107    $60,000      $59,010
24700013317   9995 EAST COLFAX AVENUE                   Aurora             CO   80010    $273,000     $266,603
24700013322   1985 WEST APACHE TRAIL                    Apache Junction    AZ   85220    $269,750     $267,093
24700013390   65-97 S SHERIDAN BLVD                     LAKEWOOD           CO   80226    $794,500     $787,269
24700013412   110-160 W 84TH AVE                        THORTON            CO   80221    $507,500     $502,955
24700013438   500 E THOMAS RD                           PHOENIX            AZ   85012    $480,000     $475,441
24700013475   1279-1281 MARION ST                       DENVER             CO   80216    $105,000     $104,032
24700013744   714-730 East 18th Avenue                  Denver             CO   80218    $210,000     $208,316
24700013970   2865 JANITELL RD                          COLORADO SPRINGS   CO   80910    $1,100,000   $1,086,809
24720013642   5612 Yale Boulevard                       Dallas             TX   75206    $346,000     $335,638
24720013688   590 NORTH ALMA SCHOOL RD                  Chandler           AZ   85224    $750,000     $741,226
24720013965   2225 West Broadway                        Mesa               AZ   85202    $60,000      $59,755
25630011929   465 E. HAYDEN AVENUE                      Hayden Lake        ID   83835    $141,000     $137,939
25630012969   420 NORTH 4TH STREET                      Tacoma             WA   98403    $270,000     $265,738
25630013007   17 WEST CASINO ROAD                       Everett            WA   98204    $995,000     $979,297
25630013054   12704-14 49TH AV/4704-4810 127TH ST       Lakewood           WA   98499    $1,582,500   $1,558,369
25630013075   230 SOUTH 80TH STREET                     Tacoma             WA   98208    $350,000     $345,075
25630013077   8501 MIDVALE AVE N & 8500 NESBIT AVE      Seattle            WA   98103    $715,000     $704,282
25630013087   7001-7005 & 7009-7015 RAINIER AVE S       Seattle            WA   98118    $450,000     $443,582
25630013100   6334 RAINIER AVENUE SOUTH                 Seattle            WA   98118    $825,000     $813,357
25630013101   400 12TH AVENUE EAST                      Seattle            WA   98102    $450,000     $443,217
25630013123   519 PROSPECT STREET                       Seattle            WA   98109    $430,000     $423,396
25630013162   1111 WEST JAMES STREET                    Kent               WA   98032    $675,000     $650,541
25630013252   7510 ROOSEVELT WAY NE                     SEATTLE            WA   98115    $150,000     $147,986
25630013255   14132 37TH AVENUE SOUTH                   Tukwila            WA   98168    $330,000     $325,619
25630013296   8001-8007 DENSMORE AVE N & 1512-1518 N    Seattle            WA   98103    $575,000     $562,493
              BOTH ST
25630013360   635 75THE ST SE                           EVERETT            WA   98203    $265,000     $261,974
25630013396   2615 EAST CHERRY STREET                   SEATTLE            WA   98122    $500,000     $494,465
25630013397   515 22ND AVE                              SEATTLE            WA   98122    $475,000     $469,742
25630013427   205 19TH ST & 1820 E JOHN ST              SEATTLE            WA   98122    $1,150,000   $1,135,626
25630013472   7401 RAINIER AVE S                        SEATTLE            WA   98118    $1,075,000   $1,064,324
25630013473   7325 RAINER AVE S                         SEATTLE            WA   98118    $920,000     $910,700
25630013649   18125 96TH AVE NE                         BOTHELL            WA   98011    $320,000     $316,098
25630013769   3600 S. Oregon Street/4426 36th Avenue S. Seattle            WA   98118    $465,000     $461,649
25630013976   1416 E. Marion Street                     Seattle            WA   98122    $305,000     $302,807
25650013474   102411 47TH AVE                           LAKEWOOD           WA   98499    $313,500     $309,326
25650013536   10 EAST CASINO RD                         Everett            WA   98203    $800,000     $793,565
25650013805   1723 18th Avenue                          Seattle            WA   98122    $907,500     $900,961
25650013988   5311 Chicago Avenue SW                    Lakewood           WA   98499    $201,000     $199,961
25700013079   2112 & 2114 THORNDYKE AVE. WEST           Seattle            WA   98199    $165,000     $162,207
25700013424   11903 NE 128TH ST                         KIRKLAND           WA   98034    $615,000     $603,303
25700013534   2625 E TRENT AVE                          Spokane            WA   99202    $175,000     $173,706
25700013588   1520 HARRISON AVE                         Centralia          WA   98531    $900,000     $881,652
25720013995   119-141 Winslow Way E.                    Bainbridge Island  WA   98110    $235,000     $229,262
25720014036   240 Winslow Way E.                        Bainbridge Island  WA   98110    $420,000     $413,562
26600013221   4155 LANCASTER DR NE                      SALEM              OR   97305    $1,250,000   $1,235,730
26630012473   1871-1875 WILLAMETTE FALLS DR             West Linn          OR   97068    $425,000     $416,879
26630012982   629 E. 19TH STREET                        Oakland            CA   94606    $600,000     $591,057
26630013025   9305 SE HAROLD STREET                     Portland           OR   97266    $383,600     $378,308
26630013031   607-611 NW 18TH STREET                    Portland           OR   97209    $250,000     $246,555
26630013053   1610 SE PIONEER WAY                       Oak Harbor         WA   98277    $143,500     $141,167
26630013062   803-817 N. AINSWORTH                      Portland           OR   97217    $187,500     $184,196
26630013066   3248 SE FERRY SLIP ROAD                   South Beach        OR   97366    $163,536     $161,530
26630013067   8801-8819 NORTH EDISON STREET             Portland           OR   97203    $250,000     $241,585
26630013102   1041 SOUTH COLUMBIA STREET                Seaside            OR   97138    $130,000     $128,272
26630013114   54 NW 13TH STREET                         Gresham            OR   97030    $155,000     $152,875
26630013134   401 NORTH CEDAR STREET                    Canby              OR   97013    $498,750     $492,119
26630013151   6622-6766 NORTH FESSENDEN STREET          Portland           OR   97203    $1,475,000   $1,456,526
26630013203   624-640 SE 146TH AVENUE                   Portland           OR   97233    $130,000     $128,128
26630013277   131 SE 24TH AVE                           PORTLAND           OR   97214    $295,000     $291,662
26630013329   11401 NE SANDY BLVD                       PORTLAND           OR   97220    $216,000     $211,956
26630013334   76251 RAINBOW ST                          OAKRIDGE           OR   97463    $400,000     $395,601
26630013375   6230 SW HALL BLVD                         BEAVERTON          OR   97008    $205,000     $202,602
26630013408   10305 SE WILSONVILLE RD                   WILSONVILLE        OR   97070    $1,150,000   $1,133,715
26630013458   5436-5504 SE CENTER ST                    PORTLAND           OR   97206    $200,000     $197,167
26630013526   1759 JEROME AVE                           Astoria            OR   97103    $93,500      $91,227
26630013529   1108-1110 WOOD AVE                        Kelso              WA   98626    $480,000     $476,349
26630013643   1612 BRYANT ST                            Vancouver          WA   98661    $540,000     $530,799
26630013901   12924-32 SE Powell Blvd.                  Portland           OR   97236    $332,000     $329,896
26650013530   1611 SE 21ST AVE                          Portland           OR   97214    $270,000     $266,806
26650013733   3804 SE Francis Street                    Portland           OR   97202    $216,000     $212,728
26650013738   1217 North Mesa                           El Paso            TX   79902    $217,000     $213,085
26650013757   914-916 W. Yandell                        El Paso            TX   79902    $97,000      $95,403
26650013762   15827 NE Glisan Street                    Portland           OR   97230    $405,000     $402,269
26650013821   1254 8th NW & 3598 Aster St NW            Salem              OR   97304    $308,000     $306,119
26650013838   755 SE Hogan Road                         Gresham            OR   97080    $825,000     $819,978
26650013844   3700-3701 Keltner                         El Paso            TX   79904    $520,000     $516,842
26650013851   1589-1599 Market Street NE                Salem              OR   97301    $285,000     $283,242
26650013856   9221 N Lombard Street                     Portland           OR   97203    $320,000     $317,953
26650013888   3804-3814 SE 54th Avenue                  Portland           OR   97206    $233,000     $231,359
26650013909   1857 Talbot Road S.E.                     Jefferson          OR   97352    $234,000     $232,631
26650013924   12430 NE Glisan Street                    Portland           OR   97230    $1,025,000   $1,019,038
26650013941   4900 SW 170th Avenue                      Aloha              OR   97007    $350,000     $347,859
26650013962   3611-3635 SW Baird Street                 Portland           OR   97219    $380,000     $377,773
26650014029   3721 SE 13th Avenue                       Portland           OR   97202    $395,000     $392,997
26650014059   9222 North Lombard Street                 Portland           OR   97203    $400,000     $398,068
26700012569   12795 SW THIRD STREET                     Beaverton          OR   97005    $160,000     $155,865
26700012929   3811,15,17,19,23,AND 25 SE BELMONT ST     Portland           OR   97214    $200,000     $180,357
26700012967   700 NORTH KILLINGSWORTH                   Portland           OR   97217    $160,000     $157,966
26700013145   10014 - 10024 SW CANYON ROAD              Portland           OR   97225    $370,500     $366,439
26700013223   1741-1835 LANCASTER DR NE                 SALEM              OR   97305    $1,450,000   $1,423,076
26700013227   16 & 28 SW FIRST AVENUE                   Portland           OR   97204    $1,500,000   $1,421,023
26700013268   9014 NE SAINT JONES BLVD                  VANCOUVER          WA   98605    $230,000     $226,133
26700013278   205 SE GRAND AVENUE                       Portland           OR   97214    $570,000     $541,767
26700013403   6529 NE SANOY BLVD                        PORTLAND           OR   97213    $165,000     $162,235
26700013449   940 HIGHWAY 99 N                          EUGENE             OR   97402    $263,250     $249,315
26700013496   6025 JEAN RD                              LAKE OSWEGO        OR   97035    $520,000     $515,238
26700013627   19365 SW 89TH ST                          Tualatin           OR   97062    $250,000     $247,676
26700013664   15659 LOWER BOONES FERRY RD               Lake Oswego        OR   97035    $440,000     $431,152
26700013934   533 NE Schuyler Street                    Portland           OR   97212    $565,000     $561,421
26720013654   324 SE ABERNETHY ST                       Portland           OR   97201    $190,000     $187,914
26720013887   62910 O.B. Riley Road                     Bend               OR   97701    $400,000     $397,776
26720013933   655 C Street                              Silverton          OR   97381    $297,500     $295,339
26720014038   1922 & 2022 NW Division Street            Gresham            OR   97030    $400,000     $398,256
27630013230   324-326 MT. PROSPECT AVENUE               Newark             NJ   7104     $227,500     $225,109
27630013896   1101-1107 West Marquette                  Chicago            IL   60621    $221,900     $218,298
27650013813   1808 S Racine Avenue                      Chicago            IL   60608    $75,000      $74,562
27650013999   5551-5553 W. Congress Parkway             Chicago            IL   60644    $150,000     $149,313
27700013116   16900 DETROIT AVENUE                      Lakewood           OH   44107    $160,000     $158,150
27700013267   361 E. 178TH STREET                       Bronx              NY   10461    $170,000     $168,214
27700013389   2525 WESTCHESTER AVENUE                   BRONX              NY   10461    $350,000     $347,072
27720013977   900-902 W. 59th Street/ 5848-5850 S.      Chicago            IL   60621    $112,500     $112,035
              Peoria Avenue
28630013126   1150-1152 OGDEN STREET EXTENSION          BRIDGEPORT         CT   6604     $140,625     $139,051
28630013269   493 MONMOUTH ST                           JERSEY CITY        NJ   7302     $118,300     $116,848
28630013602   116 HOMESTEAD ST                          ROXBURY            MA   2121     $165,000     $163,411
28630013707   756 Hamburg Turnpike                      Pompton Lakes      NJ   7442     $120,000     $119,158
28630013753   103 Tompkins Avenue                       Stony Point        NY   10980    $225,000     $223,463
28630013817   5-13 Albough Road & 11-13 Wallens Hill    Barkhamsted        CT   6063     $1,200,000   $1,191,425
              Road
28630013985   62 King Cole Road                         Hamburg            NJ   7419     $361,875     $360,271
28650013836   614-616 Park Avenue                       Hoboken            NJ   7030     $300,000     $297,840
28650013889   8-14 Harrison Street                      Manchester         NH   3014     $528,000     $524,683
28650013917   390-392 Main Street                       Biddeford          ME   4005     $143,500     $142,818
28650013937   4177 Post Road                            Warwick            RI   2886     $318,750     $317,123
28650013943   716 Penfield Street                       Bronx              NY   10470    $217,500     $216,405
28650013968   1 & 3 Florida Court                       Maynard            MA   1754     $937,500     $932,721
28650013997   106 Fulton Street                         New Haven          CT   6513     $135,000     $133,953
28700013089   191 VINEYARD RD                           Edison             NJ   8817     $600,000     $593,805
28700013119   175-177 NEWARK AVENUE                     Jersey City        NJ   7302     $247,520     $245,045
28700013239   9 WEST 20TH STREET                        New York           NY   10011    $2,350,000   $2,285,073
28700013338   2 CENTRAL AVE                             West Orange        NJ   7052     $177,000     $175,378
28700013357   342 E 51ST ST                             NEW YORK           NY   10022    $1,040,000   $1,029,972
28700013363   125 JAMES ST                              JERSEY CITY        NJ   7305     $500,000     $488,740
28700013388   132-142 S THIRD ST                        EASTON             PA   18042    $480,000     $475,404
28700013644   230 RT 206 SOUTH                          Flanders           NJ   7836     $700,000     $696,211
28720013770   890 - 898 East 92nd Street                Brooklyn           NY   11236    $210,000     $208,316
28720013996   56-70 Washington Street                   Providence         RI   2910     $228,000     $227,087
28720014049   749 Marin Avenue                          Lyndhurst          NJ   7071     $300,000     $298,184
29630013166   611 NE 3RD STREET                         Hallandale         FL   33009    $144,625     $142,882
29630013198   3109 & 3130 NW 21ST COURT                 Miami              FL   33142    $315,000     $311,153
29630013205   823 NW 2ND AVENUE                         Fort Lauderdale    FL   33311    $84,490      $80,455
29630013294   511 W PERRY ST                            LANTANA            FL   33462    $215,000     $212,705
29630013331   2921 2ND AVE NORTH                        Lake Worth         FL   33461    $275,100     $272,586
29630013478   49-53 UNION ST & 5-15 ADAMS ST            EAST HAMTOM        MA   1027     $345,000     $342,001
29630013510   2124-2138 PARK TERRACE                    COLLEGE PARK       GA   30337    $315,000     $312,188
29630013516   4902-5467 PINE CLUSTER LANE               Orlando            FL   32819    $875,000     $867,944
29630013533   99-105 WENDELL AVE                        Pittsfield         MA   1201     $150,000     $148,801
29630013632   4102 SE 19TH PLACE                        CAPE CORAL         FL   33904    $365,000     $361,608
29630013732   1387 Grand Concourse                      Bronx              NY   10452    $700,000     $693,709
29630013826   814 N G Street                            Lake Worth         FL   33460    $206,250     $204,857
29630013827   901 North F Street                        Lake Worth         FL   33460    $276,950     $275,021
29630013829   611 North Federal Highway                 Lake Worth         FL   33460    $131,800     $130,882
29650013453   402 LAKE OSBORNE DR                       LAKE WORTH         FL   33461    $169,500     $168,085
29650013504   1652 W GRACE ST/603 N ALLEN ST            Richmond           VA   23220    $209,250     $207,799
29650013541   921 EVERGREEN DR                          Lake Park          FL   33403    $288,000     $277,321
29650013807   8603 NW 35th Court                        Coral Springs      FL   33065    $180,000     $178,848
29650013880   3200 & 3230 Cushman Circle SW             Atlanta            GA   30311    $1,190,000   $1,183,714
29650013883   27 Rousseau Road                          Windham            ME   4062     $142,500     $141,610
29650013895   40 West 27th Street                       Hialeah            FL   33010    $173,250     $172,334
29650013900   3911-3919 Wisconsin Street                Lake Worth         FL   33461    $105,000     $104,391
29650013978   11 Tumlin Street                          Cartersville       GA   30120    $175,000     $174,050
29700013297   973 N. HARBOUR CITY BOULEVARD             Melbourne          FL   32935    $350,000     $346,318
29700013362   1718 LAKE AVE                             ASHTABULA          OH   44004    $111,000     $109,960
29700013455   801-809 1/2 E IDLEWILD AVE & 5916-5920    TAMPA              FL   33064    $136,000     $133,231
              N Nebraska
29700013708   1584, 1586, 1588 & 1590 HIGHLAND AVE      Melbourne          FL   32935    $224,000     $222,556
29700013797   4327 Wade Green Road                      Kennesaw           GA   30144    $406,250     $403,359
29720013734   2970 State Road Highway 138               Riverdale          GA   30296    $130,000     $128,655
29720013959   3800 NW 27 Avenue/2727 NW 38 Street       Miami              FL   33142    $500,000     $497,552
29720013982   393 NE 5th Avenue                         Delray Beach       FL   33483    $125,000     $124,447
29720014043   958-998 SW 81 Avenue/8010-8020            North Lauderdale   FL   33068    $850,000     $843,530
              Kimberley Blvd
29720014044   157 Summer Street                         Kennebunk          ME   4043     $225,000     $198,727


                                       First                                                                      Next Rate
             Cut Off         Monthly   Payment   Maturity       Rate      Loan                Maximum    Minimum  Change
Loan Id      Date Rate       Rate      Date        Date         Type      Index     Margin    Rate       Rate     Date
---------------------------------------------------------------------------------------------------------------------------
1630010860    11.500         1,697.69   1-Jun-94   1-May-24       ARM     PRIME       3.550   12.950   6.950     1-May-99
1650010884    8.000          1,526.25   1-Jul-94   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010970    8.000          1,388.29   1-Dec-94   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010992    7.500          1,422.21   1-Jan-95   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011009    8.000          1,357.47   1-Feb-95   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011176    9.000          1,265.27   1-Jul-95   1-Jun-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011307    9.000          941.41     1-Sep-95   1-Aug-25       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011353    8.000          1,320.78   1-Oct-95   1-Sep-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012477    8.500          1,209.12   1-Nov-96   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012536    8.500          1,280.25   1-Dec-96   1-Nov-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013002    9.000          854.92     1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013105    9.000          936.59     1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013429    9.500          2,708.82   1-Nov-97   1-Oct-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013432    9.500          1,572.40   1-Nov-97   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013626    9.250          1,373.87   1-Feb-98   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1700010320    12.000         1,133.59   1-Jan-91   1-Dec-00       ARM     PRIME       3.950   17.950   11.950    1-May-99
1700010420    12.500         884.76     1-Nov-91   1-Oct-01       ARM     PRIME       4.250   17.950   11.950    1-Apr-99
1700010464    11.250         1,703.46   1-Jan-92   1-Dec-01       ARM     PRIME       3.550   16.250   10.250    1-Jun-99
1700010497    12.500         3,694.35   1-Apr-92   1-Mar-22       ARM     PRIME       3.950   16.450   10.450    1-Mar-99
1720010854    6.000          1,940.88   1-Apr-94   1-Mar-09       FIXED   FIXED       N/A     N/A      N/A       N/A
1720010996    8.750          1,534.07   1-Feb-95   1-Jan-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1720011304    9.500          1,195.70   1-Sep-95   1-Aug-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012241    9.000          1,265.27   1-Jul-96   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012333    8.500          2,114.52   1-Oct-96   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012709    8.500          1,601.27   1-Feb-97   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012974    8.000          525.38     1-Apr-97   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
2700010913    11.250         2,368.15   1-Feb-94   1-Jan-24       ARM     PRIME       3.550   13.950   7.950     1-Jul-99
3650011398    9.500          1,934.53   1-May-77   1-Apr-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011409    10.000         2,106.18   1-Jan-79   1-Dec-08       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011416    9.500          1,513.80   1-Oct-77   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011424    15.500         1,319.58   1-Dec-84   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
3700011598    10.212         2,788.78   1-Feb-88   1-Jan-00       ARM     6MOLIBOR    3.650   16.212   10.212    1-Jun-99
3700011892    9.500          5,253.17   1-Sep-95   1-Sep-05       ARM     6MOLIBOR    3.500   15.500   9.500     1-May-99
3720011393    13.500         3,320.00   1-Nov-80   1-Oct-00       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011402    9.625          2,603.00   1-Jul-74   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011403    9.250          925.00     1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011404    8.000          1,983.00   1-Aug-74   1-Jul-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011405    8.750          984.00     1-Sep-74   1-Aug-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011427    9.500          3,059.00   15-Apr-76  15-Mar-01      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011432    14.000         1,917.05   13-Jun-91  13-May-06      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011612    9.250          3,200.00   1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011616    9.500          3,714.50   1-Jul-77   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21630011696   9.250          1,642.28   1-Dec-95   1-Nov-25       ARM     6MOLIBOR    4.250   14.000   7.500     1-May-99
21630012785   11.250         2,609.16   1-Jul-97   1-Jun-27       ARM     PRIME       3.500   14.750   8.750     1-Jun-99
21630012904   9.500          1,115.00   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012928   9.500          1,110.29   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012931   10.250         1,622.05   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
21630012954   9.750          1,342.08   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012959   9.875          1,091.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630012960   9.750          1,410.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012972   9.750          1,242.36   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012973   9.500          1,309.19   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012975   9.750          3,301.60   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012976   9.750          2,401.17   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012977   9.750          1,546.35   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012990   9.750          1,260.61   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012992   9.750          5,880.54   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
21630013010   9.375          5,150.94   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013027   9.375          913.00     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013028   9.625          1,126.56   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013029   9.750          1,895.21   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630013030   9.625          1,324.15   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013032   9.875          1,181.32   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630013034   8.750          3,027.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013037   10.630         1,412.14   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.500   10.630    1-Apr-00
21630013045   9.125          10,971.93  1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013048   9.375          1,837.58   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013050   9.125          2,296.63   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013063   9.250          2,136.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013064   9.625          6,032.68   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   7.500     1-Apr-99
21630013068   10.375         2,167.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Apr-99
21630013070   9.375          1,769.06   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013071   9.625          1,421.82   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013090   9.250          1,060.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-May-99
21630013109   9.000          1,176.43   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013111   9.000          1,044.98   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
21630013137   9.000          982.95     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013143   8.750          1,651.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013149   9.250          1,707.11   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630013152   9.125          819.29     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013164   7.875          6,706.33   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
21630013185   9.625          1,859.74   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jul-99
21630013186   9.625          1,352.34   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
21630013193   8.875          1,310.38   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013195   9.125          1,453.00   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013204   9.125          1,325.42   1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013207   8.875          1,214.25   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013216   9.750          5,154.93   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   9.750     1-Jun-00
21630013217   8.875          974.11     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013218   9.125          1,229.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013222   9.125          626.16     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013241   8.875          1,401.52   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013243   8.875          1,786.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013246   9.125          1,282.80   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013256   8.875          2,367.34   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013258   8.875          2,801.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013263   8.875          942.24     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013265   8.875          1,006.96   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013266   8.875          6,266.49   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
21630013272   9.500          2,423.45   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013273   8.875          924.41     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013275   9.125          1,109.57   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013276   9.375          1,231.37   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Jul-99
21630013281   9.125          1,431.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013306   9.500          2,720.14   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013307   9.500          7,871.46   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.750     1-Aug-99
21630013310   9.500          881.26     1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013311   9.250          1,940.60   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Aug-99
21630013320   9.750          1,440.82   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Aug-99
21630013340   9.000          4,881.84   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.250   13.450   7.500     1-Aug-99
21630013341   9.750          15,624.12  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013345   9.500          1,952.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Aug-99
21630013346   9.250          14,467.35  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   14.250   8.250     1-Aug-99
21630013351   9.500          1,468.76   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013353   9.875          1,070.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Apr-99
21630013361   9.625          1,460.57   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013367   9.750          1,080.61   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630013374   9.500          1,610.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Mar-99
21630013378   9.625          1,740.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013380   9.750          1,120.67   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Mar-99
21630013382   9.500          4,619.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     22-Feb-99
21630013387   8.375          5,129.10   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
21630013392   10.250         2,124.19   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-Mar-99
21630013393   9.625          2,199.33   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013404   9.250          1,170.03   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013415   9.375          2,242.81   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013416   9.375          1,248.43   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Apr-99
21630013418   10.250         12,804.28  1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
21630013422   8.875          4,174.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013423   8.875          1,828.94   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013433   8.875          999.15     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013434   8.875          1,669.87   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013444   9.125          1,300.97   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013445   9.375          891.55     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
21630013448   8.875          1,261.33   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21630013457   9.125          1,189.15   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013462   8.875          1,664.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013466   8.750          903.58     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.250     1-May-99
21630013467   8.875          1,080.61   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013481   8.750          1,032.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
21630013482   8.750          1,889.49   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-May-99
21630013483   8.500          1,855.29   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013492   8.500          1,247.91   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013497   8.875          5,619.52   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-May-99
21630013499   9.500          716.33     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-May-99
21630013511   9.625          2,334.53   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jun-99
21630013513   7.750          1,970.73   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   13.250   7.750     1-May-99
21630013518   8.440          3,898.88   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   14.440   8.440     1-May-99
21630013520   9.600          1,366.13   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   9.600     1-May-99
21630013523   8.500          5,344.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013548   8.875          1,112.50   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.700   7.700     1-Jun-99
21630013550   8.875          904.17     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013551   8.625          2,746.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013553   8.625          2,738.76   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013554   8.625          2,243.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013559   8.625          1,944.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jun-99
21630013560   9.125          1,336.64   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jun-99
21630013571   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013572   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013577   8.625          1,282.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013580   8.657          1,506.17   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jul-99
21630013582   8.625          1,631.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013595   8.875          2,225.21   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013598   8.625          1,274.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013599   8.875          694.76     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013600   8.625          3,107.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013617   9.625          17,399.00  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jul-99
21630013619   8.625          1,009.91   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013629   8.875          2,147.08   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013640   8.625          1,689.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013648   8.625          1,903.57   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.250   12.750   7.750     1-Aug-99
21630013651   8.625          1,252.64   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013652   8.625          4,660.87   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   12.750   7.250     1-Jul-99
21630013659   9.125          3,290.03   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013663   8.875          1,049.83   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013669   8.875          3,069.42   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013670   8.125          4,833.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
21630013675   9.750          966.73     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.250   9.750     1-Jul-99
21630013677   8.625          2,302.12   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013678   8.625          3,884.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013683   9.000          4,765.41   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Aug-99
21630013684   9.125          3,254.54   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013685   8.625          1,447.52   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013689   9.125          973.99     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013691   9.750          2,604.57   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.990   7.990     1-Aug-99
21630013704   9.000          1,603.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013713   9.000          1,265.56   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013715   9.750          2,981.27   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013717   9.000          1,291.25   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.250   7.500     1-Mar-99
21630013722   8.375          1,423.48   1-Mar-98   1-Feb-28       ARM     1YRCMT      2.990   13.250   7.250     1-Aug-99
21630013724   9.250          2,526.36   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Aug-99
21630013741   8.750          3,446.66   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013742   8.750          2,003.19   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013768   8.375          2,968.17   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    2.700   12.990   6.990     1-Mar-99
21630013779   9.250          6,478.01   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   9.120     1-Mar-99
21630013784   8.750          2,946.40   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013803   9.000          1,873.33   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013830   9.000          1,406.19   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013831   9.000          1,518.73   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013841   9.000          4,005.67   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013843   9.000          3,499.44   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013845   9.000          3,021.33   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013848   9.000          1,205.31   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013858   9.460          2,117.83   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   12.500   9.460     1-Apr-99
21630013873   8.750          2,553.11   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013874   9.000          1,536.70   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.500   7.500     1-Apr-99
21630013884   9.000          337.47     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013886   9.000          1,295.90   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013892   9.000          1,416.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013902   9.000          1,808.25   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013903   9.210          6,361.86   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.500   9.210     1-Apr-99
21630013919   8.060          6,818.66   1-Jun-98   1-May-28       ARM     1YRCMT      2.700   11.900   8.060     1-May-99
21630013935   8.750          3,294.41   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   12.500   7.500     1-May-99
21630013953   9.250          751.80     1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630014004   9.970          1,355.13   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.250   13.820   9.970     1-Jun-99
21630014015   9.125          1,400.00   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630014047   8.625          1,107.03   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21650010908   9.000          1,448.33   1-Aug-94   1-Jul-09       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013155   9.500          1,231.02   1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013662   8.625          1,575.03   1-Feb-98   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013665   9.375          1,434.77   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013693   9.500          782.00     1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013725   10.250         1,411.36   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013750   8.875          1,402.33   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013755   9.875          1,913.41   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013794   8.840          4,362.26   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013796   8.950          4,405.66   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013808   8.790          927.74     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013837   9.490          1,470.22   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013846   9.165          1,428.92   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013850   9.500          1,362.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013857   8.853          1,409.48   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013864   9.875          2,778.72   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013897   9.570          1,125.14   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013899   8.440          13,100.63  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013904   9.195          998.81     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013914   8.570          1,625.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013918   8.540          1,441.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013920   9.320          893.98     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013936   8.820          1,136.10   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013951   8.963          1,828.48   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013954   9.150          1,449.45   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013955   8.650          1,461.70   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013957   8.650          2,419.59   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013960   8.650          2,514.12   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013989   8.650          1,992.23   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014006   8.350          3,270.21   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014007   8.475          3,337.07   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014011   8.775          1,685.40   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014035   8.900          1,407.48   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014039   8.640          1,640.28   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014040   8.640          1,012.52   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014057   8.640          1,343.53   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014068   8.640          1,799.17   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014075   8.640          1,690.13   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700011060   11.250         2,429.64   1-Mar-95   1-Feb-25       ARM     PRIME       3.550   14.450   8.450     1-Jul-99
21700011525   12.000         4,614.11   1-Oct-95   1-Sep-25       ARM     PRIME       3.550   17.300   8.750     1-Mar-99
21700011808   11.250         407.88     1-Feb-96   1-Jan-26       ARM     PRIME       3.550   16.000   8.950     1-Jul-99
21700012620   12.000         2,988.10   1-Jan-97   1-Dec-26       ARM     PRIME       4.250   15.250   9.250     1-Jun-99
21700012962   10.750         4,233.10   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013016   10.750         2,048.85   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013106   8.875          23,204.21  1-Jun-97   1-May-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
21700013110   9.750          6,011.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   14.200   8.200     1-May-99
21700013115   12.000         1,129.34   1-Jun-97   1-May-27       ARM     PRIME       3.950   14.950   8.950     1-May-99
21700013118   9.750          1,717.08   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-May-99
21700013121   11.250         1,454.77   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013124   11.250         1,949.39   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013146   9.500          5,575.96   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
21700013167   11.750         907.04     1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013168   11.750         1,229.54   1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013171   10.125         3,719.88   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jun-99
21700013200   10.625         1,620.05   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
21700013234   9.875          3,992.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jul-99
21700013237   10.125         1,195.71   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jul-99
21700013240   11.000         246.40     1-Aug-97   1-Jul-27       ARM     PRIME       3.250   14.750   8.750     1-Jul-99
21700013249   10.625         2,340.07   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jul-99
21700013288   10.250         2,862.52   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
21700013354   10.750         1,397.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013355   10.750         1,704.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013370   10.750         2,069.69   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-Mar-99
21700013402   11.750         806.48     1-Oct-97   1-Sep-22       ARM     PRIME       3.250   14.750   9.250     10-Mar-99
21700013442   8.875          6,361.32   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21700013532   9.750          1,931.51   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.750   13.700   8.200     1-May-99
21700013546   11.000         929.76     1-Jan-98   1-Dec-27       ARM     PRIME       3.250   14.500   8.500     1-Jun-99
21700013562   9.580          7,562.07   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.700   15.580   9.580     1-Jun-99
21700013603   10.375         4,511.96   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   13.700   8.200     1-Jul-99
21700013610   9.375          8,711.39   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   6.700     1-Jul-99
21700013621   10.375         1,204.67   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   14.250   8.250     1-Jul-99
21700013641   9.375          814.11     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
21700013687   9.750          10,974.36  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013701   9.950          14,482.86  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013709   9.700          1,166.03   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21700013840   10.500         2,466.20   1-May-98   1-Apr-28       ARM     PRIME       3.250   14.500   8.500     1-Apr-99
21700013847   9.700          1,404.96   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.750   12.700   7.700     1-Apr-99
21700014008   8.875          2,474.26   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jun-99
21700031791   9.700          2,628.06   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21720013703   9.750          2,545.09   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013721   9.375          3,077.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013759   9.250          5,138.30   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013781   9.490          873.73     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013798   9.290          1,634.10   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013804   9.090          6,691.64   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013824   8.540          10,032.76  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013849   10.045         1,497.53   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013885   8.820          15,438.26  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013915   9.320          2,462.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013916   10.070         2,339.29   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013930   8.820          2,802.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013938   8.570          5,127.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013969   8.650          16,890.39  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013983   9.400          2,142.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013986   10.275         2,693.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014013   9.600          7,633.44   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014037   8.650          10,816.53  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014042   9.400          2,542.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22330013086   10.500         4,098.04   1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22600013301   9.500          4,618.57   1-Sep-97   1-Aug-12       ARM     6MOLIBOR    3.750   13.750   7.750     1-Aug-99
22630011247   10.250         2,852.26   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   14.363   7.950     1-Aug-99
22630012540   9.000          1,233.14   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630012726   9.625          938.77     1-Feb-97   1-Jan-27       ARM     6MOLIBOR    4.500   14.000   8.000     1-Jul-99
22630012924   9.125          2,048.09   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
22630012947   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012948   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012953   9.200          1,330.97   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012988   10.060         4,383.59   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   10.060    1-Mar-00
22630012995   9.750          1,672.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
22630013004   10.875         2,024.86   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.950   8.950     1-Apr-99
22630013012   9.625          1,794.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Apr-99
22630013060   9.625          721.76     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Apr-99
22630013082   9.000          2,425.25   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013128   8.750          1,354.87   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
22630013130   9.000          5,309.01   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013131   9.000          2,111.54   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013140   9.000          2,894.68   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
22630013159   11.000         1,207.68   1-Jun-97   1-May-27       ARM     PRIME       2.950   14.250   8.250     1-May-99
22630013177   9.125          683.08     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013192   9.375          1,047.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Jun-99
22630013209   9.125          1,309.23   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013215   9.125          3,286.11   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.250   7.750     1-Jul-99
22630013219   9.125          1,951.65   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013253   9.125          819.29     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013257   9.125          1,341.76   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013261   10.000         1,226.51   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Aug-99
22630013279   9.500          2,517.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013284   9.625          1,781.05   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013285   9.625          3,752.31   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013312   9.500          1,269.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013326   9.500          3,065.40   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013344   9.375          8,437.49   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
22630013359   9.750          892.52     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013369   9.750          2,231.30   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013398   9.125          1,058.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Apr-99
22630013399   9.750          1,756.75   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013417   9.500          3,122.74   1-Dec-97   1-Nov-12       ARM     6MOLIBOR    4.500   13.500   7.500     1-May-99
22630013430   9.125          967.58     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
22630013435   8.875          3,432.36   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
22630013441   10.625         3,651.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.250   14.450   8.950     1-Apr-99
22630013486   7.750          1,899.96   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.750   13.500   7.500     1-May-99
22630013501   8.750          1,938.75   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
22630013502   7.250          8,704.65   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.250   7.250     1-May-99
22630013540   10.125         9,168.77   1-Jan-98   1-Dec-04       ARM     6MOLIBOR    5.000   14.000   8.500     1-Jun-99
22630013543   8.875          1,113.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013544   8.875          1,938.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013564   8.875          3,518.61   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
22630013566   8.875          789.25     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013567   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
22630013585   8.875          835.03     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
22630013607   8.875          755.43     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.990   7.990     1-Jul-99
22630013608   7.625          2,682.17   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.500   7.500     1-Jul-99
22630013611   7.625          7,043.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.250   7.250     1-Jul-99
22630013636   9.750          1,480.23   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.125   14.250   8.250     1-Aug-99
22630013637   8.875          2,076.09   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
22630013650   8.625          1,690.19   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
22630013658   8.750          7,308.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.500     1-Jul-99
22630013679   8.875          2,384.93   1-Feb-98   1-Jan-05       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jul-99
22630013680   9.500          3,182.61   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.375   13.740   7.990     1-Jul-99
22630013740   9.625          1,641.61   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.875   13.250   9.495     1-Aug-99
22630013745   9.250          1,388.12   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.250   7.750     1-Aug-99
22630013746   9.625          1,274.88   1-Apr-98   1-Mar-05       ARM     6MOLIBOR    3.950   13.750   9.500     1-Mar-99
22630013780   8.750          1,355.96   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
22630013786   9.000          644.53     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013787   8.875          1,932.14   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.125   12.250   7.500     1-Mar-99
22630013800   9.750          3,002.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.000   13.250   7.750     1-Mar-99
22630013819   8.750          466.82     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
22630013820   9.490          2,292.11   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    5.000   13.990   7.990     1-Mar-99
22630013822   7.750          2,953.12   1-Apr-98   1-Mar-28       ARM     1YRCMT      2.700   12.990   6.990     1-Mar-99
22630013862   7.625          1,432.79   1-May-98   1-Apr-28       ARM     1YRCMT      3.000   13.250   7.250     1-Apr-99
22630013863   9.000          1,406.14   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-Apr-99
22630013868   9.125          740.15     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.750     1-Apr-99
22630013906   8.360          16,223.90  1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   8.360     1-May-99
22630013961   8.625          1,515.30   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-May-99
22630014022   9.030          18,152.58  1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.250   13.250   9.030     1-Jun-99
22650012504   10.500         4,310.71   1-Dec-96   1-Nov-01       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013376   10.170         1,442.06   1-Oct-97   1-Sep-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013400   9.500          1,034.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013431   10.880         1,117.17   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013459   9.800          7,828.11   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013565   9.450          1,406.52   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013568   8.875          2,068.68   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013606   9.440          12,173.42  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013613   8.930          6,536.66   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013614   8.930          2,248.85   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013615   8.930          5,247.32   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013747   8.940          3,401.32   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013748   8.940          6,402.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013761   8.625          1,487.53   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013818   9.040          1,130.51   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013869   9.000          2,574.80   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013871   8.320          2,353.66   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013881   8.150          18,234.08  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013893   8.820          2,216.78   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013894   8.290          2,799.91   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013905   8.655          1,871.83   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013928   9.450          1,306.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013929   9.150          1,992.12   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013964   8.900          2,003.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013971   8.963          2,586.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013972   8.900          1,646.71   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013994   8.963          661.62     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014019   9.140          1,405.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014021   9.650          364.16     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014028   8.890          1,310.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014031   8.640          2,468.98   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014061   8.140          14,870.96  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22700012966   12.000         1,471.45   1-Jul-97   1-Jun-22       ARM     PRIME       4.200   15.200   9.200     1-Jun-99
22700012989   9.875          3,864.20   1-May-97   1-Apr-22       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
22700012996   9.625          5,094.18   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-Mar-99
22700013041   11.500         1,951.31   1-May-97   1-Apr-27       ARM     PRIME       3.250   14.750   8.750     1-Apr-99
22700013058   9.250          5,329.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
22700013129   9.500          3,230.42   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
22700013178   9.625          6,706.10   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
22700013210   10.625         1,135.42   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
22700013233   9.500          11,653.97  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.375   13.875   8.375     1-Jul-99
22700013350   9.625          2,623.59   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013377   11.250         659.00     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Mar-99
22700013401   9.625          7,640.81   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013425   10.875         2,466.01   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.500   14.500   9.000     1-Apr-99
22700013443   9.875          8,127.93   1-Nov-97   1-Oct-17       ARM     6MOLIBOR    4.500   14.500   9.000     1-Apr-99
22700013470   9.500          12,153.63  1-Dec-97   1-Nov-07       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013494   9.500          1,478.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013498   10.000         1,082.44   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-May-99
22700013507   8.625          2,719.58   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.700   13.490   7.990     1-May-99
22700013521   10.250         1,074.32   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
22700013570   11.750         2,519.69   1-Jan-98   1-Dec-27       ARM     PRIME       3.950   14.750   9.250     1-Jun-99
22700013584   9.375          1,346.04   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jun-99
22700013594   10.125         4,030.12   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    5.000   14.250   8.250     1-Jul-99
22700013638   10.250         2,607.01   1-Feb-98   1-Jan-08       ARM     6MOLIBOR    4.250   14.200   10.250    1-Jul-99
22700013666   9.750          1,283.46   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.625   13.700   8.450     1-Jul-99
22700013760   9.500          5,234.60   1-Apr-98   1-Mar-23       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
22720013616   9.875          3,655.86   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013681   9.480          3,684.72   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013706   9.600          1,188.89   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013764   9.810          1,298.25   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013776   9.540          3,796.99   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013778   9.390          11,042.30  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013852   9.040          2,862.20   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013870   9.540          2,362.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013912   8.570          19,347.00  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013925   9.915          958.43     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013942   8.900          2,665.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013967   8.400          4,942.43   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013974   8.900          1,992.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720014020   9.015          5,438.49   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23600013293   9.750          12,869.28  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   14.000   8.000     1-Aug-99
23630013006   9.250          1,068.23   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
23630013021   8.875          3,879.55   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.450   7.450     1-Apr-99
23630013047   9.125          4,310.26   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.750   7.750     1-Apr-99
23630013061   8.875          1,635.87   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
23630013076   9.625          806.37     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
23630013103   9.450          1,816.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-00
23630013147   7.500          4,869.27   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
23630013287   8.375          8,736.80   1-Oct-97   1-Sep-07       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
23630013300   9.690          2,051.41   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013315   10.500         4,708.34   1-Sep-97   1-Aug-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013337   10.500         1,277.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013461   7.875          1,340.88   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
23630013487   9.625          1,992.29   1-Dec-97   1-Nov-17       ARM     6MOLIBOR    4.630   14.500   8.500     1-May-99
23630013500   7.500          3,619.67   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.000   7.500     1-May-99
23630013514   8.875          1,231.85   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-May-99
23630013519   8.750          2,045.69   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.750   8.250     1-May-99
23630013574   9.375          1,296.19   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013575   9.375          1,296.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013609   9.625          3,097.80   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
23630013645   8.750          10,890.95  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.950     1-Jul-99
23630013647   8.625          4,665.56   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
23630013716   9.875          1,606.45   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013772   9.750          4,838.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.500   13.250   7.750     1-Mar-99
23630013793   8.750          9,432.62   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.625   13.250   7.750     1-Mar-99
23630014003   8.875          4,927.57   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
23650013428   10.000         2,544.96   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013775   8.500          1,691.61   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013975   8.400          2,827.95   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013984   8.650          3,792.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014053   8.400          3,428.27   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014065   8.195          2,952.25   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23700013018   10.250         1,958.28   1-May-97   1-Apr-17       ARM     6MOLIBOR    4.950   13.950   7.950     1-Apr-99
23700013093   9.250          2,723.55   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700013188   9.875          3,574.22   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jun-99
23700013299   10.500         1,734.50   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23700013325   9.250          4,108.35   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.450   13.750   7.750     1-Aug-99
23700013365   10.000         4,382.32   1-Oct-97   1-Sep-07       ARM     6MOLIBOR    4.250   13.750   8.250     1-Mar-99
23700013372   10.750         6,145.76   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    5.000   14.500   8.500     22-Feb-99
23700013405   10.250         5,581.88   1-Oct-97   1-Sep-17       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
23700013493   9.750          7,248.64   1-Dec-97   1-Nov-22       ARM     6MOLIBOR    4.750   13.950   8.450     1-May-99
23700013557   9.875          4,336.45   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.750   13.500   8.000     1-Jun-99
23700013558   8.875          5,726.17   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
23700013583   9.375          1,510.96   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    4.250   13.500   7.500     1-Jul-99
23700013590   7.625          2,827.11   1-Jan-98   1-Dec-27       ARM     1YRCMT      2.990   13.250   7.250     1-Jun-99
23700013593   9.875          1,550.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.750   13.950   8.450     1-Jul-99
23700013605   9.750          1,173.29   1-Mar-98   1-Feb-18       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013660   9.375          6,936.43   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
23700013661   9.750          2,366.77   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
23700013672   9.625          9,765.73   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.500   8.000     1-Jul-99
23700013727   10.000         5,784.72   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   8.200     1-Mar-99
23700013731   9.750          7,721.16   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013749   9.625          1,816.96   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    3.950   13.500   8.000     1-Mar-99
23700013860   9.625          3,199.56   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.250   13.450   7.950     1-Apr-99
23700013952   9.250          1,311.12   1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700014062   8.125          1,402.82   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.950   13.700   7.700     1-Jun-99
23720013321   10.480         9,663.23   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013531   9.750          3,118.99   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013547   9.450          4,964.63   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013695   8.875          10,964.63  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013754   9.250          12,631.64  1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013875   10.125         4,587.64   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013882   9.445          1,736.38   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013890   9.125          5,383.36   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013898   9.250          3,907.71   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013911   8.750          1,404.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013987   9.400          7,085.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014000   9.025          6,149.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014045   9.640          1,880.91   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014054   8.195          3,251.21   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24330013113   10.750         2,660.43   1-Jun-97   1-May-04       FIXED   FIXED       N/A     N/A      N/A       N/A
24630011333   10.250         2,614.02   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   13.750   7.750     1-Aug-99
24630012999   9.375          1,163.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
24630013005   8.950          2,242.88   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   8.950     1-Apr-00
24630013013   9.375          1,577.00   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013020   9.125          2,113.02   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013085   9.375          2,323.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013108   8.750          1,572.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013117   9.000          1,768.97   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
24630013133   9.000          849.13     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013139   9.000          3,217.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013148   8.750          3,908.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013190   8.875          3,006.58   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013196   8.875          2,182.85   1-Jul-97   1-Jun-17       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013208   9.125          757.97     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013214   9.125          2,335.83   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013235   9.625          2,412.71   1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   14.250   8.250     1-Jul-99
24630013251   9.125          609.65     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
24630013270   8.875          1,873.62   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
24630013302   10.000         1,051.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.250   8.250     1-Aug-99
24630013304   9.500          3,241.76   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013313   9.750          1,650.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
24630013332   9.500          1,322.74   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
24630013333   9.125          1,574.98   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.750   13.500   7.500     1-Aug-99
24630013352   9.500          3,273.93   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013371   10.000         4,925.99   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Mar-99
24630013385   9.500          3,594.66   1-Oct-97   1-Sep-22       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013394   9.500          2,849.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013411   9.125          1,271.82   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013436   8.875          953.85     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
24630013479   8.500          3,601.16   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013489   8.750          1,155.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013490   8.625          2,152.25   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013506   8.500          2,217.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013509   8.500          922.64     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-May-99
24630013515   9.625          11,304.86  1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013517   8.500          1,049.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013535   9.250          2,326.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24630013538   8.625          1,159.71   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013542   8.875          3,062.07   1-Jan-98   1-Dec-27       ARM     1YRCMT      4.250   13.700   7.700     1-Jun-99
24630013549   8.625          3,266.37   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013555   8.625          3,468.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013556   8.625          1,480.70   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013587   8.625          1,095.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013589   8.625          4,515.85   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013591   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013624   7.625          2,005.12   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
24630013635   8.125          3,660.14   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
24630013692   8.625          1,912.69   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013702   8.625          1,513.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013714   8.750          1,296.21   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013720   8.750          5,685.27   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013756   8.750          943.33     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013765   8.375          4,320.84   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.250   13.250   7.250     1-Mar-99
24630013766   9.000          2,565.64   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013771   8.750          1,446.16   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
24630013777   8.750          2,169.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013789   9.000          2,999.24   1-Apr-98   1-Mar-05       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013854   8.750          1,571.15   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
24630013922   8.750          1,193.68   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013931   7.250          3,338.03   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   7.250     1-May-99
24630013956   8.500          3,139.76   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013963   8.500          1,728.14   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013990   8.500          5,184.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013991   8.625          3,932.66   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014009   8.500          1,094.55   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630014052   9.125          6,927.01   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   14.125   8.125     1-Jun-99
24630014067   8.625          1,204.19   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014078   7.875          3,260.99   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.750   12.250   7.250     1-Jun-99
24650012784   9.880          5,931.17   1-Mar-97   1-Feb-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013220   9.880          912.16     1-Jul-97   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013384   9.000          9,444.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013465   9.625          2,039.98   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013485   9.125          3,254.54   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013671   9.130          8,139.95   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013674   9.500          1,681.71   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013815   8.790          1,395.87   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013816   8.790          2,368.68   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013838   9.125          884.83     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013853   9.500          1,229.75   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013855   9.500          1,185.61   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013859   8.750          2,753.46   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013944   8.570          2,873.03   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013946   8.400          1,457.02   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013980   8.900          2,411.93   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013992   8.900          3,701.86   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014014   8.750          1,258.73   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014024   8.400          7,313.65   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014034   9.400          2,302.74   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24700012968   9.875          2,411.40   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013000   10.500         9,039.14   1-Apr-97   1-Mar-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Mar-99
24700013172   9.625          2,429.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
24700013183   11.000         566.37     1-Jul-97   1-Jun-27       ARM     PRIME       3.250   14.750   8.750     1-Jun-99
24700013317   10.250         2,429.57   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013322   10.250         2,413.02   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013390   10.250         7,109.02   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
24700013412   9.875          4,401.44   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013438   9.625          4,074.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Apr-99
24700013475   9.250          862.93     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24700013744   9.700          1,792.71   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
24700013970   10.250         9,843.31   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
24720013642   9.875          3,691.72   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013688   9.375          6,487.68   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013965   10.000         526.55     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630011929   10.000         1,233.44   1-Mar-96   1-Feb-26       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
25630012969   8.375          2,051.49   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.250   13.500   7.500     1-Mar-99
25630013007   7.625          7,051.49   1-May-97   1-Apr-27       ARM     1YRCMT      3.000   13.500   7.500     1-Apr-99
25630013054   7.875          11,485.67  1-May-97   1-Apr-27       ARM     1YRCMT      3.250   13.500   7.500     1-Apr-99
25630013075   8.875          2,782.69   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
25630013077   7.375          4,948.42   1-Jun-97   1-May-27       ARM     1YRCMT      3.125   13.375   7.375     1-May-99
25630013087   7.500          3,153.94   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.500   7.500     1-May-99
25630013100   7.750          5,920.64   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.750   7.750     1-May-99
25630013101   7.500          3,151.63   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
25630013123   7.250          2,939.48   1-Jun-97   1-May-27       ARM     1YRCMT      2.950   13.250   7.250     1-May-99
25630013162   7.875          4,787.04   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
25630013252   7.875          1,088.20   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jul-99
25630013255   8.125          2,450.67   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.500   13.450   7.950     1-Jul-99
25630013296   8.625          4,437.05   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.250   13.500   7.500     1-Aug-99
25630013360   8.375          2,013.70   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
25630013396   8.625          3,887.24   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013397   8.625          3,692.87   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013427   7.500          8,045.50   1-Nov-97   1-Oct-27       ARM     1YRCMT      2.950   13.250   7.250     1-Apr-99
25630013472   7.950          7,856.25   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013473   7.950          6,722.28   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013649   7.250          2,181.56   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.950   13.250   7.250     1-Jul-99
25630013769   8.290          3,506.48   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630013976   7.250          2,080.64   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   12.250   7.250     1-May-99
25650013474   9.300          2,590.46   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013536   8.960          6,413.97   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013805   8.290          6,843.29   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013988   8.900          1,602.85   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25700013079   9.250          1,352.03   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
25700013424   9.625          5,170.11   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Apr-99
25700013534   10.250         1,567.05   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
25700013588   9.125          8,167.27   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    3.950   13.750   8.250     1-Jul-99
25720013995   8.900          1,873.98   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25720014036   8.890          3,346.23   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26600013221   9.625          10,613.39  1-Jul-97   1-Jun-07       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26630012473   11.250         4,122.27   1-Aug-95   1-Jul-25       ARM     PRIME       3.550   16.450   8.450     1-Jul-99
26630012982   8.875          4,769.48   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.750   13.500   7.500     1-Mar-99
26630013025   9.125          3,117.65   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013031   9.125          2,031.84   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013053   8.125          1,066.17   1-May-97   1-Apr-27       ARM     1YRCMT      3.500   13.500   7.500     1-Apr-99
26630013062   8.875          1,489.39   1-Jan-97   1-Dec-26       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
26630013066   9.875          1,418.11   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Apr-99
26630013067   8.750          1,927.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013102   8.750          1,022.41   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013114   8.750          1,218.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013134   8.750          3,922.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013151   9.125          11,987.99  1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
26630013203   7.500          910.24     1-Jul-97   1-Jun-27       ARM     1YRCMT      2.950   13.250   7.250     1-Jun-99
26630013277   9.500          2,475.91   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
26630013329   10.000         1,892.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
26630013334   10.000         3,501.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
26630013375   8.625          1,592.76   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.500   8.000     1-Mar-99
26630013408   8.000          8,420.13   1-Oct-97   1-Sep-27       ARM     1YRCMT      2.950   13.500   7.750     1-Mar-99
26630013458   7.875          1,553.94   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
26630013526   8.875          832.39     1-Jan-98   1-Dec-17       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
26630013529   9.250          3,948.85   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26630013643   8.625          4,161.86   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
26630013901   8.750          2,609.20   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26650013530   8.500          2,114.52   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013733   8.560          1,670.05   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013738   9.310          1,995.88   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013757   9.310          892.17     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013762   8.560          3,131.34   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013821   8.540          2,377.00   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013838   8.790          6,513.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013844   8.820          4,116.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013851   8.570          2,205.56   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013856   8.570          2,476.42   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013888   8.070          1,721.06   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013909   9.570          1,979.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013924   8.320          7,750.99   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013941   8.070          2,585.28   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013962   8.275          2,861.50   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014029   8.400          3,009.26   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014059   8.640          3,115.43   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26700012569   8.500          1,221.18   1-Dec-96   1-Nov-26       ARM     6MOLIBOR    3.500   13.450   7.450     1-May-99
26700012929   10.750         1,747.28   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
26700012967   10.250         1,430.71   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
26700013145   9.625          3,147.26   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013223   9.625          12,778.94  1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013227   9.625          15,749.71  1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
26700013268   10.000         2,008.04   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Aug-99
26700013278   9.375          4,767.88   1-Aug-97   1-Jul-22       ARM     6MOLIBOR    4.250   13.750   7.750     1-Jul-99
26700013403   9.625          1,401.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.950   8.450     1-Apr-99
26700013449   9.625          2,168.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.200   7.700     1-Apr-99
26700013496   8.875          4,136.10   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
26700013627   8.875          1,985.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-Jul-99
26700013664   9.625          4,132.09   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    4.500   14.200   8.200     1-Jul-99
26700013934   8.625          4,390.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-May-99
26720013654   9.780          1,697.16   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013887   9.320          3,311.02   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013933   9.790          2,659.47   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720014038   9.140          3,258.87   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27630013230   9.375          1,891.83   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27630013896   9.500          2,064.89   1-May-98   1-Apr-18       ARM     6MOLIBOR    4.125   13.500   8.250     1-Apr-99
27650013813   9.040          605.63     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27650013999   8.900          1,196.16   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27700013116   9.500          1,344.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
27700013267   9.375          1,413.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27700013389   10.250         3,132.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.875   14.330   8.330     1-Apr-99
27720013977   9.400          937.77     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013126   9.500          1,182.46   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   15.500   9.500     1-May-00
28630013269   8.375          899.44     1-Aug-97   1-Jul-27       ARM     1YRCMT      3.750   13.500   7.500     1-Jul-99
28630013602   7.500          1,154.16   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.700   13.500   7.500     1-Jul-99
28630013707   9.950          1,047.18   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
28630013753   9.000          1,810.41   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013817   8.000          8,803.13   1-May-98   1-Apr-28       ARM     1YRCMT      3.375   13.990   7.990     1-Apr-99
28630013985   9.650          3,082.53   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013836   8.853          2,382.21   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013889   8.695          4,133.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013917   9.310          1,186.79   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013937   8.963          2,556.26   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013943   9.000          1,750.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013968   8.963          7,518.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013997   8.900          1,076.55   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28700013089   10.875         5,649.07   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Apr-99
28700013119   10.500         2,262.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-May-99
28700013239   9.875          22,478.50  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.750   14.500   8.500     1-Jul-99
28700013338   9.500          1,486.27   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
28700013357   9.625          8,831.37   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
28700013363   12.000         5,483.60   1-Oct-97   1-Sep-17       ARM     PRIME       3.500   14.450   8.950     1-Mar-99
28700013388   10.250         4,292.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
28700013644   10.500         6,403.38   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.950   10.500    1-Jul-99
28720013770   10.000         1,908.28   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720013996   10.150         2,026.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720014049   10.150         2,757.89   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29630013166   9.125          1,175.99   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013198   9.125          2,521.39   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013205   9.125          661.78     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
29630013294   9.500          1,805.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.755   13.450   7.950     1-Aug-99
29630013331   9.000          2,212.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013478   9.000          2,775.79   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013510   9.000          2,533.82   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013516   9.125          7,117.60   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013533   9.125          1,220.24   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013632   8.125          2,708.92   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
29630013732   8.875          5,752.06   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.500   13.990   7.990     1-Aug-99
29630013826   9.000          1,657.69   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013827   9.000          2,225.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013829   9.000          1,059.09   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29650013453   9.500          1,425.25   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013504   9.500          1,759.49   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013541   9.550          3,016.07   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013807   8.875          1,432.17   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013880   9.570          10,067.00  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013883   8.700          1,115.97   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013895   8.780          1,366.68   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013900   8.875          835.43     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013978   8.650          1,364.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29700013297   9.750          3,002.44   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Aug-99
29700013362   10.250         992.94     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
29700013455   11.500         1,328.19   1-Nov-97   1-Oct-02       ARM     PRIME       3.250   14.750   9.250     1-Apr-99
29700013708   10.500         2,046.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    5.000   14.500   8.500     1-Aug-99
29700013797   9.200          3,323.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Mar-99
29720013734   9.630          1,147.58   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013959   10.150         4,443.39   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013982   9.650          1,064.78   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014043   8.775          7,002.67   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014044   9.850          1,796.30   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A


                                    EXHIBIT A

                          FORM OF OWNERSHIP CERTIFICATE
                 ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1
                              OWNERSHIP CERTIFICATE

      evidencing a non-assessable, fully paid 100% interest in the Ownership Certificate, which evidences the entire beneficial ownership interest in ICCMAC Multifamily and Commercial Trust 1999-1, a Delaware business trust whose assets include various commercial mortgage loans (the "Mortgage Loans") deposited by Imperial Credit Commercial Mortgage Acceptance Corp. (the "Depositor")

Date of Deposit Trust Agreement:             Certificate Percentage Interest
As of February 1, 1999                       Evidenced by this Ownership
                                             Certificate:  100%

                                             Closing Date:  March 10, 1999

Depositor:  Imperial Credit Commercial       Owner Trustee:  Wilmington Trust
Mortgage Acceptance Corp.                    Company

Ownership Certificate No.  [_____]

            THIS OWNERSHIP CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON OTHER THAN THE TRUST. NEITHER THIS OWNERSHIP CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

            UNLESS PERMITTED BY SECTION 12.1 OF THE DEPOSIT TRUST AGREEMENT, NO TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION (INCLUDING, WITHOUT LIMITATION, ANY TRANSACTION RESULTING IN A CHANGE OF OWNERSHIP OF THE OWNERSHIP CERTIFICATE) OF THIS OWNERSHIP CERTIFICATE OR INTEREST HEREIN SHALL BE MADE UNLESS (I) SUCH TRANSFER, SALE, PLEDGE OR THE DISPOSITION IS EXEMPT FROM THE REGISTRATION AND/OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IS OTHERWISE MADE IN ACCORDANCE WITH THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS , (II) FOR SO LONG AS ANY OFFERED BOND IS OUTSTANDING, EITHER (A) THE OWNERSHIP CERTIFICATE IS TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF TOGETHER WITH ALL THE OUTSTANDING PRIVATE BONDS TO A REIT OR A QRS THAT HAS PROVIDED TO THE OWNER TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE IS A REIT OR QRS, AS APPLICABLE, OR (B) THE TRANSFER, SALE, PLEDGE OR OTHER DISPOSITION OF THE OWNERSHIP CERTIFICATE WOULD NOT CAUSE THE TRUST TO BE TREATED AS A SEPARATE ASSOCIATION TAXABLE AS A CORPORATION, AS EVIDENCED BY AN OPINION OF COUNSEL DELIVERED TO THE OWNER TRUSTEE. THE TRUST HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT, AND NO TRANSFER OF THIS OWNERSHIP CERTIFICATE MAY BE MADE TO ANY PERSON THAT WOULD REQUIRE THE TRUST TO BE REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT. NO TRANSFER OF THIS OWNERSHIP CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE (A) TO ANY PLAN, OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING SUCH OWNERSHIP CERTIFICATE OR INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN.

            FOR SO LONG AS THE BONDS ARE OUTSTANDING AND THE LIEN OF THE INDENTURE HAS NOT BEEN SATISFIED AND DISCHARGED, THE OWNERSHIP CERTIFICATE REGISTRAR SHALL REFUSE TO REGISTER ANY SALE, TRANSFER OR OTHER DISPOSITION OF THE OWNERSHIP CERTIFICATE, UNLESS (I) THE OWNER TRUSTEE SHALL HAVE RECEIVED WRITTEN CONFIRMATION FROM EACH RATING AGENCY TO THE EFFECT THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION WILL NOT RESULT IN AN ADVERSE RATING EVENT AND
(II) THE PROPOSED TRANSFEREE SHALL DELIVER AN OPINION OF COUNSEL, ACCEPTABLE IN FORM AND SUBSTANCE TO THE RATING AGENCIES WITH RESPECT TO THE "NON-CONSOLIDATION" OF THE TRUST AND THE PROPOSED TRANSFEREE.

            NO ASSIGNMENT, CONVEYANCE OR OTHER TRANSFER OF THIS OWNERSHIP CERTIFICATE SHALL BE EFFECTIVE UNLESS THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE OWNER TRUSTEE AN INSTRUMENT CONTAINING THE TRANSFEREE'S AGREEMENT TO BE BOUND BY THE TERMS OF THE DEPOSIT TRUST AGREEMENT.

            This Ownership Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of February 1, 1999 (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between Imperial Credit Commercial Mortgage Acceptance Corp., as depositor (in such capacity, the "Depositor"), and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Ownership Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust Agreement, to which Deposit Trust Agreement the holder of this Ownership Certificate by virtue of the acceptance hereof assents and by which such Ownership Certificateholder is bound. In the event of a conflict between the provisions of this Ownership Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control. Capitalized terms used herein, but not defined herein have the meanings given them in the Deposit Trust Agreement.

            This certifies that ___________________ is the registered owner of the beneficial interest evidenced by this Ownership Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as ICCMAC Multifamily and Commercial Trust 1999-1 (the "Trust"). The assets of the Trust include the Mortgage Loans.

            Except to the extent of their execution and authentication, respectively, of the Ownership Certificate, the Owner Trustee and the Ownership Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Ownership Certificate or the Mortgage Loans. The Owner Trustee has executed this Ownership Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Ownership Certificate Registrar has authenticated this Ownership Certificate in its limited capacity as Ownership Certificate Registrar under the Deposit Trust Agreement.

            Distributions on the Ownership Certificate will be made, to the extent of available funds, on the 25th day of each calendar month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in March 1999. As more fully described in the Deposit Trust Agreement, distributions on the Ownership Certificate will be in an amount equal to the remaining portion, if any, of the Available Payment Amount for each Payment Date after payment by the Indenture Trustee of certain expenses of the Trust and all required payments on the Bonds.

            Pursuant to the Deposit Trust Agreement, payments to the Ownership Certificateholder on each Payment Date will be made to the Ownership Certificateholder of record on the related Record Date. Payments to any Ownership Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Ownership
Certificateholder at a bank or other entity having appropriate facilities therefor designated by the Ownership Certificateholder. Final payment on the Ownership Certificate will be made in like manner, but only upon presentment and surrender of the Ownership Certificate at the office of the Ownership Certificate Registrar or such other location specified in the notice to the Ownership Certificateholder of such final payment.

            This Ownership Certificate is the sole duly authorized issue of Ownership Certificate designated as ICCMAC Multifamily and Commercial Trust 1999-1, Ownership Certificate, representing a 100%, undivided beneficial interest in the Trust Estate consisting of all of the Trust's right, title and interest in and to any and all benefits accruing to the Trust from: (a) the Mortgage Loans listed in the Mortgage Loan Schedule annexed to the Indenture as
Schedule I, and all payments thereon (other than Prepayment Premiums) after the Cut-Off Date, together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan, but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date; (b) the rights of the Trust to enforce remedies against the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent under the Servicing Agreement, against the Administrator under the Administration Agreement, against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement or the Loan Originator under the Warranty Agreement and the Real Estate Loan Purchase and Sale Agreements; (c) the Payment Account; (d) the Collection Account; (e) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Trust under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            This Ownership Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

            Prior to transfer of this Ownership Certificate in accordance with the foregoing and the Deposit Trust Agreement, the Owner Trustee, the Indenture Trustee and the Ownership Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Ownership Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Ownership Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

            As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Ownership Certificate is exchangeable for other Ownership Certificates representing a like aggregate Certificate Percentage Interest, as requested by the Ownership Certificateholder surrendering the same.

            No service charge will be made to a Ownership Certificateholder for any such registration of transfer or exchange, but the Ownership Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Ownership Certificateholder at any time by the Owner Trustee with the consent of the Ownership Certificateholder (except as provided in the Deposit Trust Agreement). Any consent by the Ownership Certificateholder of this Ownership Certificate shall be conclusive and binding on such Ownership Certificateholder and upon all future Ownership Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Ownership Certificate.

            Except as expressly provided in the Depositor Trust Agreement, the Ownership Certificateholder shall have no right to revoke or otherwise terminate the Trust. Except as otherwise expressly provided in the Deposit Trust Agreement, the Ownership Certificateholder will have no authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

            The consent of the Ownership Certificateholder shall not be required for the Owner Trustee to comply with all federal withholding requirements in connection with any payments in respect of the Ownership Certificate.

            Neither the Owner Trustee nor the Depositor shall be required to accept a direction from the Ownership Certificateholder to: (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding; institute any proceedings under any applicable insolvency Law or otherwise seek relief under any Laws relating to the relief from debts or the protection of debtors generally; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, sequestrator, custodian or any similar official for the Trust or the Depositor or a substantial portion of their respective assets; (iii) make any assignment for the benefit of the creditors of either the Trust or the Depositor; (iv) take any action in furtherance of any of the foregoing, unless and until the date which is one year and one day after the date on which the Bonds have been paid in full and the lien on the Trust Estate has been released. The Ownership Certificateholder shall have no authority to effect on behalf of the Trust the filing of any bankruptcy, insolvency, reorganization case, liquidation or other proceeding under any United States federal or state bankruptcy or similar law.

            The  Ownership  Certificateholder  shall not have legal title to any part of the Trust Estate; provided, however, that the Ownership Certificateholder has a beneficial interest in the Trust Estate. No transfer by operation of Law or otherwise of any right, title or interest of the Ownership Certificateholder in and to the Trust Estate or hereunder shall operate to terminate the Deposit Trust Agreement or the Trust or the trusts thereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

            The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the lien on the Trust Estate created by the Indenture has been released.

            Unless the Certificate of Authentication on this Ownership Certificate has been executed by or on behalf of the Ownership Certificate Registrar, by manual signature, this Ownership Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trust has caused this Ownership Certificate to be duly executed.


                                 ICCMAC Multifamily and Commercial Trust
                                 1999-1
                                 By:  WILMINGTON TRUST COMPANY,
                                 not individually, but solely in its capacity
                                 as Owner Trustee


                                    ----------------------------------
                                    Authorized Officer

            This   is   the   Ownership   Certificate   referred   to   in   the
within-referenced Deposit Trust Agreement.

Date:  ________________

WILMINGTON TRUST COMPANY,
not individually, but solely in its capacity as Ownership Certificate Registrar

-------------------------------
Authorized Officer

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto
                     -----------------------------------------------------------
                                                     [(Please print or typewrite
-----------------------------------------------------
name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") the interest in the Trust represented by the within Ownership Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Ownership Certificate Register of the Trust.

I (we) further direct the Ownership Certificate Registrar to issue a new Ownership Certificate for the same portion of the interest in the Trust represented by the within Ownership Certificate set forth below to the above-named Assignee(s) and deliver such Ownership Certificate to the following
address:                                                                  and to
        ------------------------------------------------------------------
cancel the within Ownership Certificate.


Date:
    ----------------------          ----------------------------------------
                                    Signature by or on behalf of Assignor(s)

Certificate Percentage
Interest Transferred:  100%         ----------------------------------------
                                    Taxpayer Identification Number